As filed with the U. S. Securities and Exchange Commission on October 14, 2009

1940 Act Registration No. 811-22118

1933 Act File No. 333-145984

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ X ]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 11	[ X ]
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ X ]
Amendment No. 12	[ X ]
(Check appropriate box or boxes)

DREMAN CONTRARIAN FUNDS

(Exact Name of Registrant as Specified in Charter)

c/o Unified Fund Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, Indiana 46204

(Address of Principal Executive Offices) (Zip Code)

(800) 247-1014

(Registrant’s Telephone Number, Including Area Code)

E. Clifton Hoover, Jr., Secretary

c/o Unified Fund Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, Indiana 46204

(Name and Address of Agent for Service of Process)

Please send copies of all communications to:

Steven M. Felsenstein, Esq.
c/o Greenberg Traurig, LLP

2700 Two Commerce Square
2001 Market Street

Philadelphia, Pennsylvania 19103

Approximate Date of Proposed Public Offering: As soon as practical after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box):

[ X ]     immediately upon filing pursuant to paragraph (b).

[ ]     on (date) pursuant to paragraph (b).

[ ]     60 days after filing pursuant to paragraph (a)(1).

[ ]     on (date) pursuant to paragraph (a)(1).

[ ]     75 days after filing pursuant to paragraph (a)(2).

[ ]     on (date) pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:

[ ]     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

DREMAN CONTRARIAN FUNDS

Dreman Contrarian Large Cap Value Fund (Class A, Class C, Institutional)
Dreman Contrarian Mid Cap Value Fund (Class A, Class C, Institutional)
Dreman Contrarian Small Cap Value Fund (Class A, Retail, Institutional)

Dreman Market Over-Reaction Fund (Class A, Class C, Institutional)

PROSPECTUS

October 14, 2009

Dreman Contrarian Funds
c/o Unified Fund Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, Indiana 46208

(800) 247-1014

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

PAGE

DREMAN CONTRARIAN FUNDS	3
DREMAN CONTRARIAN LARGE CAP VALUE FUND	4
DREMAN CONTRARIAN MID CAP VALUE FUND	9
DREMAN CONTRARIAN SMALL CAP VALUE FUND	14
DREMAN MARKET OVER-REACTION FUND	19
FEES AND EXPENSES OF INVESTING IN THE FUNDS	29
GENERAL INVESTMENT STRATEGIES AND RELATED RISKS	35
PORTFOLIO HOLDINGS	37
HOW TO BUY SHARES	37
HOW TO REDEEM SHARES	45
DETERMINATION OF NET ASSET VALUE	49
DIVIDENDS, DISTRIBUTIONS AND TAXES	50
MANAGEMENT OF THE FUNDS	51
FINANCIAL HIGHLIGHTS	54
FOR MORE INFORMATION	60

DREMAN CONTRARIAN FUNDS

This prospectus describes the Dreman Contrarian Large Cap Value Fund, the Dreman Contrarian Mid Cap Value Fund, the Dreman Contrarian Small Cap Value Fund, and the Dreman Market Over-Reaction Fund (each, a “Fund,” and collectively, the “Funds”), each of which is a series of shares offered by Dreman Contrarian Funds (the “Trust”). Each of the Dreman Contrarian Large Cap Value Fund, the Dreman Contrarian Mid Cap Value Fund, and the Dreman Market Over-Reaction Fund offers Class A shares, Class C shares, and Institutional Class shares. The Dreman Contrarian Small Cap Value Fund offers Class A shares, Retail Class shares, and Institutional Class shares. Each Fund began operations as a separate portfolio (each, a “Predecessor Fund,” and collectively, the “Predecessor Funds”) of Unified Series Trust. On January 22, 2008, each Predecessor Fund was reorganized as a new portfolio of the Trust.

Dreman Value Management, LLC (the “Advisor”) serves as the investment adviser to the Funds. The Advisor identifies potential investment opportunities for each Fund by emphasizing stocks that it believes offer unique investment values. The Advisor is a deep value contrarian investor that focuses on finding bargains (i.e., temporarily depressed or overlooked stocks that the market has misjudged as to future prospects).

DREMAN CONTRARIAN LARGE CAP VALUE FUND

Risk/Return Summary

Investment Objective

The investment objective of the Dreman Contrarian Large Cap Value Fund (the “Large Cap Fund”) is total return.

Principal Strategies

The Large Cap Fund invests primarily in common stocks of large capitalization companies that pay relatively high dividends and that have intrinsic value in the opinion of the Advisor.

The Large Cap Fund typically will invest in a diversified portfolio of equity securities of companies that are similar in market capitalization to those listed on the S&P 500® Index. As of June 30, 2009, the market capitalizations of companies included in the S&P 500® Index ranged from $643 million to $341 billion. The Advisor seeks to find overlooked companies with low price-to-earnings (“P/E”) ratios, solid financial strength, strong management and generous dividend yields, that are selling below their intrinsic value.

Under normal circumstances, the Large Cap Fund will invest at least 80% of its assets (including borrowings for investment purposes) in equity securities of large capitalization companies. This investment policy may not be changed without at least sixty (60) days’ notice to Large Cap Fund shareholders. While the Large Cap Fund normally will invest in dividend-paying stocks, the Fund also may acquire stocks that do not pay dividends in anticipation of market appreciation or future dividends. The Large Cap Fund may invest up to 20% of its assets in foreign securities, including American Depository Receipts (“ADRs”). The Large Cap Fund also may invest in preferred stocks, convertible securities, such as convertible preferred stock or convertible debt securities, and warrants. The Large Cap Fund may purchase S&P 500® Index futures on a temporary basis in lieu of investing in equity securities. The Large Cap Fund also may purchase or sell (write) options on stocks and index futures. The Large Cap Fund intends to remain substantially invested in equity securities. However, the Large Cap Fund may invest up to 20% of its assets in fixed income securities if the Advisor believes that a company’s fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities.

In considering whether to purchase a particular security, the Advisor considers a number of factors. Securities having a low P/E ratio are used to initially screen securities and establish the potential universe of securities from which the Advisor will select investments. The Advisor will then perform an analytical process to make the final security selection. The specific factors considered in this process will vary depending on the particular security, the sector it is in, as well as market conditions; however, these specific factors may include: trailing twelve month P/E ratio, price to book ratio, dividend yield, the method in which the company has historically utilized free cash flow (such as stock buy back programs, financing capital expenditures, etc.), market capitalization, stock price relative to the stock’s historical stock price, earnings growth rate, debt to capital ratio, and return on equity. The order of the list above does not necessarily represent the order or weight given to those factors. Additional factors may be considered by the Advisor depending on market conditions and the security being evaluated for purchase.

Principal Risks of Investing in the Large Cap Fund:

The principal risks of investing in the Large Cap Fund, which could adversely affect its net asset value, are set forth below.

•

Equity Risk. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Large Cap Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Large Cap Fund’s investments will underperform the securities markets generally.

•

Value Risk. The Large Cap Fund seeks to invest in securities that are undervalued or out of favor with the market in the Advisor’s opinion. The market may not agree with the Advisor’s determination that a security is undervalued, and the security’s price may not increase to what the Advisor believes is its full value. It may even decrease in value. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

•	Management Risk . The Advisor’s value-oriented approach may fail to produce the intended results. If the Advisor’s perception of the value of a company is not realized in the expected time frame, the Large Cap Fund’s overall performance may suffer.

•	Large Cap Risk . Large capitalization companies tend to be less volatile than companies with smaller market capitalization. This potentially lower risk means that the Large Cap Fund’s share price may not rise as much as share prices of funds that focus on smaller capitalization companies.

•	Foreign Risk . Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Large Cap Fund’s investments in a foreign country. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. The Advisor does not intend to hedge against currency movements in the various markets in which the Large Cap Fund invests so the value of the Large Cap Fund is subject to the risk of adverse changes in currency exchange rates.

•	Derivatives Risk. Options and futures in the Large Cap Fund’s portfolio involve higher risk and may subject the Large Cap Fund to higher price volatility. There is no guarantee that derivatives transactions will be employed or that they will work, and their use could cause lower returns or even losses to the Large Cap Fund.

•	Sector Risk. To the extent that the Large Cap Fund focuses in one or more sectors, factors affecting those sectors could affect Large Cap Fund performance. For example, financial services companies could be hurt by changing government regulations, increasing competition and interest rate movements.

•

Fixed Income Securities Risks. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return. As nominal interest rates rise, the value of fixed income securities held by the Large Cap Fund is likely to decrease. A nominal interest rate is the sum of a real interest rate and an expected inflation rate. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

•	The Large Cap Fund is not a complete investment program. As with any mutual fund investment, the Large Cap Fund’s returns will vary and you could lose money.

Is the Large Cap Fund Right for You?

The Large Cap Fund may be a suitable investment for:

•	Long-term investors seeking a fund with a total return investment strategy.

•	Investors willing to accept price fluctuations in their investment.

•	Investors who can tolerate the general risks associated with common stock investments.

How has the Large Cap Fund performed in the past?

The bar chart and performance table below show the variability of the Large Cap Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Large Cap Fund’s returns from year to year as represented by the performance of Institutional Class shares, which, prior to June 1, 2009, were designated as Retail Class shares. The performance table shows how the Large Cap Fund’s Institutional Class average annual total returns compare over time to a broad-based securities market index. Both assume that all dividends and distributions are reinvested in Institutional Class shares of the Large Cap Fund. As of December 31, 2008, Class A shares and Class C shares had not been issued; accordingly performance information is not available for those shares. The Large Cap Fund began operations on November 4, 2003 as a separate series (the “Predecessor Large Cap Fund”) of Unified Series Trust. On January 22, 2008, the Predecessor Large Cap Fund was reorganized as a new series of the Trust. The performance shown below includes performance for the Predecessor Large Cap Fund. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Keep in mind that past performance (before and after taxes) may not indicate how well the Large Cap Fund will perform in the future.

Year-by-Year Annual Total Return of the
Large Cap Fund – Institutional Class

(for the periods ended December 31st)

The year-to-date return as of the fiscal quarter ended July 31, 2009 was 11.62%.

During the periods shown in the bar chart above, the highest return for a quarter was 10.79% (quarter ending December 31, 2004) and the lowest return for a quarter was -23.64% (quarter ending December 31, 2008).

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2008)

Large Cap Fund – Institutional Class	1 Year	5 Years	Since Inception on November 4, 2003
Return Before Taxes	-46.04%	-5.30%	-3.86%
Return After Taxes on Distributions [1]	-46.04%	-6.11%	-4.66%
Return After Taxes on Distributions and Sale of Portfolio Shares [1]	-30.63%	-4.40%	-3.21%
S&P 500® Index (reflects no deduction for fees, expenses or taxes) [2]	-36.99%	-2.20%	-1.03%

1

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2

The S&P 500® Index is a widely recognized unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The S&P 500® Index is representative of a broader market and range of securities than is found in the Large Cap Fund’s portfolio.

DREMAN CONTRARIAN MID CAP VALUE FUND

Risk/Return Summary

Investment Objective

The investment objective of the Dreman Contrarian Mid Cap Value Fund (the “Mid Cap Fund”) is long-term capital appreciation.

Principal Strategies

The Mid Cap Fund typically invests in a diversified portfolio of equity securities that have intrinsic value in the opinion of the Advisor. The Mid Cap Fund invests primarily in equity securities of mid-capitalization companies, which the Advisor defines as companies with market capitalizations ranging from $550 million to $20 billion. The Advisor seeks to find overlooked companies with low P/E ratios, solid financial strength and strong management that are selling below their intrinsic value.

Under normal circumstances, the Mid Cap Fund will invest at least 80% of its assets (including borrowings for investment purposes) in equity securities of mid-capitalization companies. This investment policy may not be changed without at least sixty (60) days’ notice to Mid Cap Fund shareholders. The Mid Cap Fund may invest up to 20% of its assets in large capitalization companies included in the S&P 500® Index or the Russell 1000® Index. The Mid Cap Fund may invest up to 20% of its assets in foreign securities, including ADRs. The Mid Cap Fund also may invest in preferred stocks, convertible securities, such as convertible preferred stock or convertible debt securities, and warrants. The Mid Cap Fund may purchase S&P 500® Index futures on a temporary basis in lieu of investing in equity securities. The Mid Cap Fund also may purchase or sell (write) options on index futures. The Mid Cap Fund intends to remain substantially invested in equity securities. However, the Mid Cap Fund may invest up to 20% of its assets in fixed income securities if the Advisor believes that a company’s fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities.

In considering whether to purchase a particular security, the Advisor considers a number of factors. Securities having a low P/E ratio are used initially to screen securities and establish the potential universe of securities from which the Advisor will select investments. The Advisor will then perform an analytical process to make the final security selection. The specific factors considered in this process will vary depending on the particular security, the sector it is in, as well as market conditions; however, these specific factors may include: trailing twelve month P/E ratio, price to book ratio, dividend yield, the method in which the company has historically utilized free cash flow (such as stock buy back programs, financing capital expenditures, etc.), market capitalization, stock price relative to the stock’s historical stock price, earnings growth rate, debt to capital ratio, and return on equity. The order of the list above does not necessarily represent the order or weight given to those factors. Additional factors may be considered by the Advisor depending on market conditions and the security being evaluated for purchase.

Principal Risks of Investing in the Mid Cap Fund:

•

Equity Risk. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Mid Cap Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Mid Cap Fund’s investments will underperform the securities markets generally.

•

Value Risk. The Mid Cap Fund seeks to invest in securities that are undervalued or out of favor with the market in the Advisor’s opinion. The market may not agree with the Advisor’s determination that a security is undervalued, and the security’s price may not increase to what the Advisor believes is its full value. It may even decrease in value. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

•

Management Risk. The Advisor’s value-oriented approach may fail to produce the intended results. If the Advisor’s perception of the value of a company is not realized in the expected time frame, the Mid Cap Fund’s overall performance may suffer.

•	Mid Cap Risk. Stocks of mid-cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. Mid-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment.

•

Large Cap Risk. Large cap companies tend to be less volatile than companies with smaller market capitalization. This potentially lower risk means that the Mid Cap Fund’s share price may not rise as much as share prices of funds that focus on smaller capitalization companies.

•

Foreign Risk. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Mid Cap Fund’s investments in a foreign country. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. The Advisor does not intend to hedge against currency movements in the various markets in which the Mid Cap Fund invests so the value of the Mid Cap Fund is subject to the risk of adverse changes in currency exchange rates.

•

Derivatives Risk. Options and futures in the Mid Cap Fund’s portfolio involve higher risk and may subject the Mid Cap Fund to higher price volatility. There is no guarantee that derivatives transactions will be employed or that they will work, and their use could cause lower returns or even losses to the Mid Cap Fund.

•	Sector Risk . To the extent that the Mid Cap Fund focuses in one or more sectors, factors affecting those sectors could affect Mid Cap Fund performance. For example, financial services companies could be hurt by changing government regulations, increasing competition and interest rate movements.

•	Portfolio Turnover Risk . The Mid Cap Fund may at times have a portfolio turnover rate that is higher than other stock funds. A higher portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Mid Cap Fund’s performance.

•

Fixed Income Securities Risks. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return. As nominal interest rates rise, the value of fixed income securities held by the Mid Cap Fund is likely to decrease. A nominal interest rate is the sum of a real interest rate and an expected inflation rate. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

•	The Mid Cap Fund is not a complete investment program. As with any mutual fund investment, the Mid Cap Fund’s returns will vary and you could lose money.

Is the Mid Cap Fund right for you?

The Mid Cap Fund may be a suitable investment for:

•	Long-term investors seeking a fund with a long-term capital appreciation investment strategy.

•	Investors willing to accept price fluctuations in their investment.

•	Investors who can tolerate the general risks associated with common stock investments.

How has the Mid Cap Fund performed in the past?

The bar chart and performance table below show the variability of the Mid Cap Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Mid Cap Fund’s returns from year to year as represented by the performance of Institutional Class shares, which, prior to June 1, 2009, were designated as Retail Class shares. The performance table shows how the Mid Cap Fund’s Institutional Class average annual total returns compare over time to a broad-based securities market index. Both assume that all dividends and distributions are reinvested in Institutional Class shares of the Mid Cap Fund. As of December 31, 2008, Class A shares and Class C shares had not been issued; accordingly performance information is not available for those shares. The Mid Cap Fund began operations on December 31, 2003 as a separate series (the “Predecessor Mid Cap Fund”) of Unified Series Trust. On January 22, 2008, the Predecessor Mid Cap Fund was reorganized as a new series of the Trust. The performance shown below includes performance for the Predecessor Mid Cap Fund. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Keep in mind that past performance (before and after taxes) may not indicate how well the Mid Cap Fund will perform in the future.

Year-by-Year Annual Total Return
of the
Mid Cap Fund – Institutional Class

(for the periods ended December 31st)

The year-to-date return as of the fiscal quarter ended July 31, 2009 was 19.48%.

During the periods shown in the bar chart above, the highest return for a quarter was 14.43% (quarter ending December 31, 2004) and the lowest return for a quarter was -27.80% (quarter ending December 31, 2008).

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2008)

Mid Cap Fund – Institutional Class	1 Year	5 Years	Since Inception on December 31, 2003
Return Before Taxes	-42.64%	-0.81%	-0.81%
Return After Taxes on Distributions [1]	-42.64%	-2.54%	-2.54%
Return After Taxes on Distributions and Sale of Portfolio Shares [1]	-28.44%	-0.97%	-0.97%
S&P Mid Cap 400® Index (reflects no deduction for fees, expenses or taxes) [2]	-36.24%	-0.09%	-0.09%

1

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2

The S&P Mid Cap 400® Index is a widely recognized unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The S&P Mid Cap 400® Index is representative of a broader market and range of securities than is found in the Mid Cap Fund’s portfolio.

DREMAN CONTRARIAN SMALL CAP VALUE FUND

Risk/Return Summary

Investment Objective

The investment objective of the Dreman Contrarian Small Cap Value Fund (the “Small Cap Fund”) is long-term capital appreciation.

Principal Strategies

The Small Cap Fund invests primarily in common stocks of small capitalization companies that have intrinsic value in the opinion of the Advisor. The Small Cap Fund will invest primarily in a diversified portfolio of equity securities of companies that are similar in market capitalization to those listed on the Russell 2000® Value Index. As of June 30, 2009, the average market capitalization of companies included in the Russell 2000® Value Index was $694 million. The Advisor seeks to find overlooked companies with low P/E ratios, solid financial strength and strong management that are selling below their intrinsic value.

Under normal circumstances, the Small Cap Fund will invest at least 80% of its assets (including borrowings for investment purposes) in equity securities of small capitalization companies. This investment policy may not be changed without at least sixty (60) days’ notice to Small Cap Fund shareholders. The Small Cap Fund may invest up to 20% of its assets in foreign securities, including ADRs. Small capitalization companies in which the Small Cap Fund may invest include closed-end funds that invest primarily in small capitalization companies. The Small Cap Fund also may invest in preferred stocks, convertible securities, such as convertible preferred stock or convertible debt securities, and warrants. The Small Cap Fund may purchase S&P 500® Index futures on a temporary basis in lieu of investing in equity securities. The Small Cap Fund also may purchase or sell (write) options on index futures. The Small Cap Fund intends to remain substantially invested in equity securities. However, the Small Cap Fund may invest in fixed income securities if the Advisor believes that a company’s fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities.

In considering whether to purchase a particular security, the Advisor considers a number of factors. Securities having a low P/E ratio are used to initially screen securities and establish the potential universe of securities from which the Advisor will select investments. The Advisor will then perform an analytical process to make the final security selection. The specific factors considered in this process will vary depending on the particular security, the sector it is in, as well as market conditions; however, these specific factors may include: trailing twelve month P/E ratio, price to book ratio, dividend yield, the method in which the company has historically utilized free cash flow (such as stock buy back programs, financing capital expenditures, etc.), market capitalization, stock price relative to the stock’s historical stock price, earnings growth rate, debt to capital ratio, and return on equity. The order of the list above does not necessarily represent the order or weight given to those factors. Additional factors may be considered by the Advisor depending on market conditions and the security being evaluated for purchase.

Principal Risks of Investing in the Small Cap Fund:

The principal risks of investing in the Small Cap Fund, which could adversely affect its net asset value, are set forth below.

•

Equity Risk. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Small Cap Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Small Cap Fund’s investments will underperform the securities markets generally.

•

Value Risk. The Small Cap Fund seeks to invest in securities that are undervalued or out of favor with the market in the Advisor’s opinion. The market may not agree with the Advisor’s determination that a security is undervalued, and the security’s price may not increase to what the Advisor believes is its full value. It may even decrease in value. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

•

Management Risk. The Advisor’s value-oriented approach may fail to produce the intended results. If the Advisor’s perception of the value of a company is not realized in the expected time frame, the Small Cap Fund’s overall performance may suffer.

•	Small Cap Risk . To the extent the Small Cap Fund invests in smaller capitalization companies, the Small Cap Fund will be subject to additional risks. These include:

➢	The earnings and prospects of smaller companies are more volatile than larger companies.

➢	Smaller companies may experience higher failure rates than do larger companies.

➢

The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

➢	Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

•

Foreign Risk. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Small Cap Fund’s investments in a foreign country. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. The Advisor does not intend to hedge against currency movements in the various markets in which the Small Cap Fund invests so the value of the Small Cap Fund is subject to the risk of adverse changes in currency exchange rates.

•	Derivatives Risk . Options and futures in the Small Cap Fund’s portfolio involve higher risk and may subject the Small Cap Fund to higher price volatility. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Small Cap Fund.

•	Sector Risk . To the extent that the Small Cap Fund focuses in one or more sectors, factors affecting those sectors could affect Small Cap Fund performance. For example, financial services companies could be hurt by changing government regulations, increasing competition and interest rate movements.

•	Closed-End Fund Risk . When the Small Cap Fund invests in closed-end funds, it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying closed-end funds. Therefore, the Small Cap Fund will incur higher expenses, many of which may be duplicative. In addition, the Small Cap Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Small Cap Fund has no control over the risks taken by the underlying funds in which it invests. In addition, closed-end funds pose additional risks. The amount of public information available about closed-end funds is generally less than for mutual funds. Consequently, the Advisor may make investment decisions based on information that is incomplete or inaccurate. In addition, because closed-end funds are not redeemable at the holder’s option, such funds typically trade primarily on the secondary market. The secondary market for non-exchange listed funds tends to be less liquid, which may adversely affect the Small Cap Fund’s ability to sell its securities at attractive prices. In addition, such securities may be subject to increased price volatility. The market price of a closed-end fund’s shares may be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions, and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than, or equal to, the closed-end fund’s net asset value. This means that a closed-end fund’s shares may trade at a discount to (or below) its net asset value.

•	The Small Cap Fund is not a complete investment program. As with any mutual fund investment, the Small Cap Fund’s returns will vary and you could lose money.

Is the Small Cap Fund right for you?

The Small Cap Fund may be a suitable investment for:

•	Long-term investors seeking a fund with a long-term capital appreciation investment strategy.

•	Investors willing to accept greater price fluctuations associated with investments in smaller companies.

•	Investors who can tolerate the greater risks associated with small company stock.

How has the Small Cap Fund performed in the past?

The bar chart and performance table below show the variability of the Small Cap Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Small Cap Fund’s returns from year to year as represented by the performance of Retail Class shares. The performance table shows how the Small Cap Fund’s Retail Class and Institutional Class average annual total returns compare over time to a broad-based securities market index. Both assume that all dividends and distributions are reinvested in shares of the Small Cap Fund. As of December 31, 2008, Class A shares had not been issued; accordingly performance information is not available for those shares. The Small Cap Fund began operations on December 31, 2003 as a separate series (the “Predecessor Small Cap Fund”) of Unified Series Trust. On January 22, 2008, the Predecessor Small Cap Fund was reorganized as a new series of the Trust. The performance shown below includes performance for the Predecessor Small Cap Fund. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Keep in mind that past performance (before and after taxes) may not indicate how well the Small Cap Fund will perform in the future.

Year-by-Year Annual Total Return of the
Small Cap Fund – Retail Class

(for the periods ended December 31st)

The year-to-date return as of the fiscal quarter ended July 31, 2009 was 11.58%.

During the periods shown in the bar chart above, the highest return for a quarter was 18.42% (quarter ending March 31, 2006) and the lowest return for a quarter was -24.25% (quarter ending December 31, 2008).

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2008)

Small Cap Fund	1 Year	5 Years	Since Inception [1]
Retail Class Return Before Taxes	-30.60%	4.99%	5.00%
Retail Class Return After Taxes on Distributions [2]	-30.60%	4.80%	4.81%
Retail Class Return After Taxes on Distributions and Sale of Portfolio Shares [2]	-20.69%	4.20%	4.20%
Institutional Class Return Before Taxes	-26.81%	N/A	-21.39%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes) [3]	-28.92%	0.27%	0.27%

1	The inception date for the Retail Class shares of the Small Cap Fund was December 31, 2003. The inception date for the Institutional Class shares of the Small Cap Fund was August 22, 2007.

2

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class, the Retail Class, and after-tax returns for the Fund’s other class, the Institutional Class, will vary.

3	The Russell 2000® Value Index is a widely recognized unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Russell 2000® Value Index is representative of a broader market and range of securities than is found in the Small Cap Fund’s portfolio.

DREMAN MARKET OVER-REACTION FUND

Risk Return Summary

Investment Objective

The investment objective of the Dreman Market Over-Reaction Fund (the “Over-Reaction Fund”) is total return. Total return is comprised of both capital appreciation and income.

Principal Strategies

Under normal circumstances, the Over-Reaction Fund will invest at least 80% of its net assets in equity securities of large capitalization (“large cap”) companies, which the Advisor defines as companies that are similar in market capitalization to those listed on the S&P 500® Index. As of June 30, 2009, the market capitalizations of companies included in the S&P 500® Index ranged from $643 million to $341 billion. The Advisor utilizes its quantitative screening process described above to identify overlooked large cap companies with low P/E ratios, solid financial strength and strong management, that are selling below their intrinsic value and that pay relatively high dividends.

The Advisor then screens the candidates identified by its quantitative screening process for securities with an above-average dividend yield because the Advisor believes that high yield is a crucial indicator of investment success. Furthermore, the Advisor believes that the dividend growth rate of low P/E ratio securities tends to be significantly greater than average. Generally, the Advisor adopts a buy-and-hold portfolio, and the importance of dividends becomes a critical factor of total return in down-market periods. The Advisor believes that an above-average dividend yield gives a portfolio a potentially strong defensive characteristic. Furthermore, the Advisor believes that dividends not only provide most of any return during such periods, but that an above-average dividend yield also provides strong protection in down markets. In a volatile market environment, the Advisor believes that dividend yield can lower a portfolio’s volatility.

Under normal circumstances, the Over-Reaction Fund will invest at least 80% of its net assets in equity securities of large cap companies. This investment policy may not be changed without at least sixty (60) days’ notice to Over-Reaction Fund shareholders. Equity securities in which the Over-Reaction Fund may invest include common stocks, preferred stocks, convertible securities (such as convertible preferred stock or convertible debt securities), warrants, securities of other investment companies (including mutual funds, closed-end funds and exchange-traded funds) that invest primarily in large cap companies, foreign securities (directly or through ADRs) and equity real estate investment trusts (“REITs”). While the Over-Reaction Fund normally will seek to invest in dividend-paying securities, the Fund also may acquire securities that do not pay dividends in anticipation of market appreciation or future dividends. To the extent the Advisor can find undervalued large cap equity securities trading at sufficiently attractive prices in various sectors, it will attempt to allocate the Over-Reaction Fund’s investments among a broad cross-section of market sectors and industries. However, there may be times when the Over-Reaction Fund may hold a substantial portion of its assets in one particular sector at a given time.

The Over-Reaction Fund intends to remain primarily invested in large cap equity securities. However, the Over-Reaction Fund also may invest in equity securities of medium capitalization and small capitalization companies. The Over-Reaction Fund may also invest in non-equity securities, such as fixed income securities if the Advisor believes that a company’s fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities. The Over-Reaction Fund may invest in derivatives, including index futures contracts, and options on stocks and index futures contracts (both purchases and sales (i.e., option writing) of puts and calls), to optimize returns under changing market conditions.

Quantitative Screening Process

The Over-Reaction Fund is managed using a “quantitative value” investment process. The Advisor’s investment process begins with a quantitative (i.e., statistical) screening process that identifies a universe of potentially undervalued stocks. For example, securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, its industry or the stock market in general, or as a result of market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company. Because the Advisor believes that a strategy that merely seeks to invest in “cheap” stocks seldom achieves consistently superior results, the primary quantitative factor in the Advisor’s investment process is to identify stocks with low P/E ratios. The Advisor believes that a low P/E ratio is the common characteristic of stocks with the potential for superior performance. In addition, the Advisor’s screening process seeks to identify stocks whose market prices are low in relation to their book value and cash flow. Other characteristics sought by the Advisor include stocks with strong financial positions, and those with relatively low or sharply declining institutional ownership, because the Advisor believes that low institutional ownership indicates that such stocks are falling out of favor with the investment community and may indicate that such stocks are becoming cheap. The quantitative process also screens each candidate’s debt-to-capital ratio to determine that there is a manageable amount of debt on a candidate’s balance sheet, with a goal of identifying companies with no more than 50% to 60% of their total capital composed of debt. The Advisor may also screen a company’s cash and current ratio, with a goal of identifying companies with strong staying power, and those with the ability to self-finance should the need arise.

Once the Advisor’s proprietary quantitative screening process has identified a universe of potentially undervalued stocks, the Advisor engages in a fundamental analysis of each identified stock in order to select a group of promising stocks that it believes have fundamental strength and strong management. The Advisor will seek to avoid stocks with problematically low P/E ratios and concentrate on those stocks that have shown above average earnings growth on both a five- and ten-year basis. The Advisor will seek to limit portfolio risk by avoiding the deceptively appealing “fad” of the day. The Advisor believes that buying securities at a price that is below their true worth may achieve greater returns than those generated by paying premium prices for companies currently in favor in the market. Because the Advisor intends to select securities that may be out of favor with investors, the Advisor believes in the importance of patience in waiting for the market’s realization of underlying value to come into line with the Advisor’s opinion of a security’s value.

The Advisor typically will sell a stock when the Advisor believes that its price is unlikely to go higher, its fundamental factors have changed, or other investments offer better opportunities. The Advisor will seek to avoid the common mistake of “overstaying,” or watching the price of a particular stock move sharply higher only to see it nosedive thereafter.

Principal Risks of Investing in the Over-Reaction Fund:

The principal risks of investing in the Over-Reaction Fund, which could adversely affect its net asset value, are set forth below.

•

Equity Risk. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Over-Reaction Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform the securities markets generally.

•

Value Risk. The Over-Reaction Fund seeks to invest in securities that are undervalued or out of favor with the market in the Advisor’s opinion. The market may not agree with the Advisor’s determination that a security is undervalued, and the security’s price may not increase to what the Advisor believes is its full value. It may even decrease in value. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. These stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

•

Management Risk. The Advisor’s value-oriented approach may fail to produce the intended results. If the Advisor’s perception of the value of a company is not realized in the expected time frame, the Over-Reaction Fund’s overall performance may suffer.

•

Large Cap Risk. Large cap companies tend to be less volatile than companies with smaller market capitalization. This potentially lower risk means that the Over-Reaction Fund’s share price may not rise as much as share prices of funds that focus on smaller capitalization companies.

•

Mid Cap Risk. Stocks of mid cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. Mid cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment.

•	Small Cap Risk. To the extent the Over-Reaction Fund invests in small cap companies, it will be subject to additional risks. These include:

➢	The earnings and prospects of smaller companies are more volatile than larger companies.

➢	Smaller companies may experience higher failure rates than do larger companies.

➢

The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

➢	Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

•

Foreign Risk. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Over-Reaction Fund’s investments in a foreign country. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. The Advisor does not intend to hedge against currency movements in the various markets in which the Over-Reaction Fund invests so the value of the Over-Reaction Fund is subject to the risk of adverse changes in currency exchange rates.

•

Investment Company Securities Risks. When the Over-Reaction Fund invests in another investment company, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Over-Reaction Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests.

➢

ETF Risk. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to non-exchange traded funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

➢	Closed-End Fund Risk. The amount of public information available about closed-end funds is generally less than for mutual funds. Consequently, the Advisor may make investment decisions based on information that is incomplete or inaccurate. In addition, because closed-end funds are not redeemable at the holder’s option, such funds typically trade primarily on the secondary market. The secondary market for non-exchange listed funds tends to be less liquid, which may adversely affect the Fund’s ability to sell its securities at attractive prices. In addition, such securities may be subject to increased price volatility. The market price of a closed-end fund’s shares may be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions, and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than, or equal to, the closed-end fund’s net asset value. This means that a closed-end fund’s shares may trade at a discount to (or below) its net asset value.

•

Derivatives Risk. The Over-Reaction Fund may use derivatives to hedge risks inherent in its portfolio, to enhance the potential return of its portfolio, to diversify its portfolio, as a substitute for taking a position in an underlying debt security, or to reduce transaction costs associated with managing the Fund’s portfolio. A small investment in derivatives could have a potentially large impact on the Fund’s performance; certain gains or losses could be amplified, increasing movements in the share price of the Fund. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by the Fund may not correlate with the Fund’s other investments.

➢

Put and Call Options Risks. The Over-Reaction Fund may use options as part of its investment program. There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g. , the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option (that is, where the seller does not own the underlying security) assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. In such event, the securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. To the extent the premium received does not cover the difference in the market price and the exercise price, the seller will incur substantial losses when it is obligated to purchase the underlying securities at the higher market price, and sell such securities to the option holder at the lower option price. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. In such case, the seller will be obligated to purchase the securities at a much higher price from the option holder than the prevailing market price of the securities. The seller will suffer substantial losses to the extent the premium received is less than the difference between the option price and the market price of the securities. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

➢	Futures Contracts and Options on Futures Contracts Risks. The Over-Reaction Fund may trade in futures contracts (and related options) on securities indices, U.S. government securities, currencies, and other financial instruments or commodities, a practice which may involve substantial risks. The low margin or premiums normally required in such trading may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately larger profit or loss. There is no assurance that a liquid secondary market will exist for futures contracts (or related options) purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Futures positions may be illiquid because, for example, most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Futures contract prices on various commodities or financial instruments occasionally have moved to the daily limit for several consecutive days with little or no trading. Similar occurrences could prevent the Fund from promptly liquidating unfavorable positions and cause it to be subject to substantial losses. In addition, the Fund may not be able to execute futures contract trades at favorable prices if trading volume in such contracts is low. It is also possible that an exchange or the Commodity Futures Trading Commission (the “CFTC”) may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract or order that trading in a particular contract be conducted for liquidation only. In addition, the CFTC and various exchanges impose speculative position limits on the number of positions that may be held in particular commodities. Trading in commodity futures contracts and related options are highly specialized activities that may entail greater than ordinary investment or trading risks.

➢	Hedging Risks. When the Advisor uses options and futures contracts for hedging purposes, the profit or loss associated with the options or futures contracts is intended to offset any profit or loss associated with corresponding long positions in other securities, and thus hedging strategies will reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the long positions. Also, to the extent the profit or loss from the derivative and from the corresponding long position do not correlate, there is the risk that the Over-Reaction Fund will realize a net loss.

➢	Counterparty Risk. Many of the markets in which the Over-Reaction Fund effects derivative transactions are “over-the-counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange-based” markets. When the Fund invests in derivative, over-the-counter transactions (including options), it is assuming a credit risk with regard to parties with which it trades and also bears the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. The Over-Reaction Fund is not restricted from dealing with any particular counterparty or from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

➢	Liquidity Risk. With derivative investments, there is the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired.

•

Sector Risk. To the extent that the Over-Reaction Fund focuses in one or more sectors, factors affecting those sectors could affect the Fund’s performance. For example, financial services companies could be hurt by changing government regulations, increasing competition and interest rate movements.

•

Real Estate Investment Trust (REIT) Risk. When the Over-Reaction Fund invests in a REIT, it is subject to risks generally associated with investing in real estate, such as: (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus, such as: (i) dependency upon management skills, (ii) limited diversification, (iii) the risks of locating and managing financing for projects, (iv) heavy cash flow dependency, (v) possible default by borrowers, (vi) the costs and potential losses of self-liquidation of one or more holdings, (vii) the possibility of failing to maintain exemptions from securities registration, and (viii) in many cases, relatively small market capitalizations, which may result in less market liquidity and greater price volatility.

•

Fixed Income Securities Risks. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return. As nominal interest rates rise, the value of fixed income securities held by the Over-Reaction Fund is likely to decrease. A nominal interest rate is the sum of a real interest rate and an expected inflation rate. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

•

Portfolio Turnover Risk. At times, the Over-Reaction Fund may have a portfolio turnover rate that exceeds 100%. A high portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund ’s performance.

•	A Fund is not a complete investment program. As with any mutual fund investment, the Over-Reaction Fund’s returns will vary and you could lose money.

Is the Over-Reaction Fund Right for You?

The Over-Reaction Fund may be a suitable investment for:

•	Long-term investors seeking a fund with a total return investment strategy.

•	Investors willing to accept price fluctuations in their investment.

•	Investors who can tolerate the general risks associated with equity investments.

How has the Over-Reaction Fund performed in the past?

The bar chart and performance table below show the variability of the Over-Reaction Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the returns of the Over-Reaction Fund (formerly, the Dreman Quantitative Large Cap Value Fund) from year to year as represented by the performance of Institutional Class shares, which, prior to June 1, 2009, were designated as Retail Class shares. The performance table shows how the Over-Reaction Fund’s Institutional Class average annual total returns compare over time to a broad-based securities market index. Both assume that all dividends and distributions are reinvested in Institutional Class shares of the Over-Reaction Fund. As of December 31, 2008, Class A shares and Class C shares had not been issued; accordingly performance information is not available for those shares. The Over-Reaction Fund began operations on April 3, 2007 as a separate series (the “Predecessor Over-Reaction Fund”) of Unified Series Trust. On January 22, 2008, the Predecessor Over-Reaction Fund was reorganized as a new series of the Trust. The performance shown below includes performance for the Predecessor Over-Reaction Fund. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Keep in mind that past performance (before and after taxes) may not indicate how well the Over-Reaction Fund will perform in the future.

Year-by-Year Annual Total Return of the
Over-Reaction Fund – Institutional Class

(for the period ended December 31st)

The year-to-date return as of the fiscal quarter ended July 31, 2009 was 37.76%.

During the periods shown in the bar chart above, the highest return for a quarter was -5.90% (quarter ending June 30, 2008) and the lowest return for a quarter was -26.90% (quarter ending December 31, 2008).

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2008)

Over-Reaction Fund – Institutional Class	1 Year	Since Inception on April 3, 2007
Return Before Taxes	-46.84%	-28.27%
Return After Taxes on Distributions [1]	-47.07%	-28.89%
Return After Taxes on Distributions and Sale of Portfolio Shares [1]	-30.45%	-23.77%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes) [2]	-36.85%	-24.16%

1     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2     The Russell 1000® Value Index is a widely recognized unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Russell 1000® Value Index is representative of a broader market and range of securities than is found in the Over-Reaction Fund’s portfolio.

FEES AND EXPENSES OF INVESTING IN THE FUNDS

The tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.

Large Cap Fund

	Class A	Class C	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or current net asset value, whichever is less)[1]	None	1.00%	None
Redemption Fee (as a percentage of the amount redeemed, if applicable) [2,3]	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.60%	0.60%	0.60%
Distribution (12b-1) Fees [4]	0.25%	1.00%	None
Other Expenses [5]	2.19%	2.19%	2.19%
Acquired Fund Fees and Expenses [6]	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses (Before Waivers) [7]	3.06%	3.81%	2.81%
Fee Waiver [8]	(1.50%)	(1.80%)	(2.09%)
Net Expenses [9]	1.56%	2.01%	0.72%

Mid Cap Fund

	Class A	Class C	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or current net asset value, whichever is less)[1]	None	1.00%	None
Redemption Fee (as a percentage of the amount redeemed, if applicable) [2,3]	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.85%	0.85%	0.85%
Distribution (12b-1) Fees [4]	0.25%	1.00%	None
Other Expenses [5]	6.98%	6.98%	6.98%
Acquired Fund Fees and Expenses [6]	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses (Before Waivers) [7]	8.11%	8.86%	7.86%
Fee Waiver [8]	(6.54%)	(6.63%)	(6.83%)
Net Expenses [9]	1.57%	2.23%	1.03%

Small Cap Fund

	Class A	Retail	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or current net asset value, whichever is less)[1]	None	None	None
Redemption Fee (as a percentage of the amount redeemed, if applicable) [2,3]	None	1.00%	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.85%	0.85%	0.85%
Distribution (12b-1) Fees [4]	0.25%	0.25%	None
Other Expenses [5]	0.50%	0.50%	0.50%
Acquired Fund Fees and Expenses [6]	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses (Before Waivers) [7]	1.65%	1.65%	1.40%
Fee Waiver [8]	(0.00%)	(0.35%)	(0.35%)
Net Expenses [9]	1.65%	1.30%	1.05%

Over-Reaction Fund

	Class A	Class C	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or current net asset value, whichever is less)[1]	None	1.00%	None
Redemption Fee (as a percentage of the amount redeemed, if applicable) [2,3]	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees [4]	0.25%	1.00%	None
Other Expenses [5]	18.83%	18.83%	18.83%
Acquired Fund Fees and Expenses [6]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses (Before Waivers) [7]	19.84%	20.59%	19.59%
Fee Waiver [8]	(18.29%)	(18.38%)	(18.73%)
Net Expenses [9]	1.55%	2.21%	0.86%

1     There is no initial sales charge on purchases of Class A shares of $1 million or more, or purchases by qualified retirement plans with at least 200 employees, however, a contingent deferred sales charge of 1.00% will be imposed if such Class A shares are redeemed within 18 months of their purchase.

2     A $15 wire transfer fee is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

3     The Funds are intended for long-term investors. To discourage short-term trading and market timing, which can increase costs, the Retail Class shares of the Small Cap Fund charge a 1.00% early redemption fee on shares redeemed less than 60 days after they are purchased. The Small Cap Fund may waive this fee for mandatory retirement withdrawals and for its systematic withdrawal plan. For Institutional Class shares of the Large Cap Fund, the Mid Cap Fund, and the Over-Reaction Fund (formerly designated as Retail Class shares) prior to June 1, 2009, a 1.00% redemption fee will be assessed against investment proceeds withdrawn within one year of investment.

4     Prior to June 1, 2009, the Advisor waived the 12b-1 fee of 0.25% for the Retail Class shares of the Small Cap Fund. This 12b-1 fee waiver was voluntary and has been discontinued as of June 1, 2009. Accordingly, the waiver is not reflected in the numbers included in the fee table above under “Fee Waiver” or “Net Expenses.” In addition, effective June 1, 2009, the Institutional Class shares of each of the Funds eliminated its Rule 12b-1 Plan.

5     With regard to the Class A and Class C shares of the Funds, these amounts are estimated for the initial year of operations. Each Fund began operations as a separate portfolio (each, a “Predecessor Fund”) of Unified Series Trust. On January 22, 2008, each Predecessor Fund was reorganized as a new portfolio of the Trust. Accordingly, for this fee table, “Other Expenses” and “Acquired Fund Fees and Expenses” are based partially upon amounts incurred by each Predecessor Fund.

6     Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by a Fund as a result of investing in money market funds or other investment companies that have their own expenses. Acquired Fund Fees and Expenses are not used to calculate a Fund’s net asset value and the Net Expenses reflected in this fee table do not correlate to the ratio of Expenses to Average Net Assets found in the Funds’ financial statements, or in the “Financial Highlights” section of this Prospectus.

7     Expense information in the table has been restated to reflect current fees.

8     The Advisor has contractually agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that each Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as (a) interest expense and (b) dividends on securities sold short), taxes, extraordinary expenses, 12b-1 fees (if applicable), and any indirect expenses (such as fees and expenses of acquired funds), do not exceed the following levels:

Large Cap Fund – 1.29% for Class A, 0.99% for Class C, and 0.70% for Institutional Class
Mid Cap Fund – 1.29% for Class A, 1.20% for Class C, and 1.00% for Institutional Class
Small Cap Fund – 1.50% for Class A, 1.00% for Retail Class, and 1.00% for Institutional Class

Over-Reaction Fund – 1.29% for Class A, 1.20% for Class C, and 0.85% for Institutional Class
The contractual agreement with respect to each Fund and class of shares is in effect through February 28, 2011. Each fee waiver or reimbursement of an expense by the Advisor is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the relevant expense limitation.

9     Net Expenses are higher than the contractual expense limitation, because the expense limitation agreement excludes certain expenses, as described above. As a result, Net Expenses for each Fund and class of shares is the sum of the contractual expense limitation, 12b-1 fees (if applicable) and Acquired Fund Fees and Expenses. For Class A shares of the Small Cap Fund, Total Annual Fund Operating Expenses (excluding 12b-1 fees and Acquired Fund Fees and Expenses) are expected to be 1.35%, which is below the contractual expense limitation of 1.50%.

Example:

Based on the costs above, this example helps you compare the expenses of a Fund’s shares to those of other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained for at least one year at rates described above. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

	1 Year	3 Years	5 Years	10 Years
Large Cap Fund
Class A If you do not sell your shares If you sell your shares at the end of the period[1] Class C If you do not sell your shares If you sell your shares at the end of the period Institutional Class	$729 $264 $211 $311 $76	$1,212 $676 $852 $852 $475	$1,877 $1,381 $1,711 $1,711 $1,136	$3,645 $3,257 $3,937 $3,937 $2,911
Mid Cap Fund
Class A If you do not sell your shares If you sell your shares at the end of the period[1] Class C If you do not sell your shares If you sell your shares at the end of the period Institutional Class	$730 $265 $234 $334 $108	$1,748 $1,245 $1,455 $1,455 $1,112	$3,373 $2,969 $3,291 $3,291 $2,808	$6,962 $6,777 $7,233 $7,233 $6,589
Small Cap Fund
Class A If you do not sell your shares If you sell your shares at the end of the period[1] Retail Class [2] Institutional Class	$738 $273 $137 $110	$1,081 $537 $464 $383	$1,447 $925 $855 $718	$2,470 $2,011 $1,948 $1,663
Over-Reaction Fund
Class A If you do not sell your shares If you sell your shares at the end of the period[1] Class C If you do not sell your shares If you sell your shares at the end of the period Institutional Class	$728 $263 $232 $332 $90	$2,985 $2,557 $2,750 $2,750 $2,413	$6,237 $6,008 $6,235 $6,235 $5,884	$10,801 $10,850 $10,981 $10,981 $10,804

1     Applicable to purchases of $1 million or more, or purchases by qualified retirement plans with at least 200 employees. No initial sales charge is paid, and a 1.00% contingent deferred sales charge applies to redemptions within 18 months of purchase.

2     Expenses would not differ if shares were sold at the end of each period, because the redemption fee is applicable only to redemptions within 60 days of purchase.

GENERAL INVESTMENT STRATEGIES AND RELATED RISKS

Value Stocks. The Advisor is a deep value contrarian investor that focuses on finding bargains – temporarily depressed or overlooked stocks that the market has misjudged as to future prospects. For example, securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, its industry or the stock market in general, or as a result of market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company. However, the Advisor does not focus exclusively on the “cheapness” of the stock. The Advisor will apply careful and sophisticated analytical techniques to each stock in the low P/E universe to identify those with fundamental financial strength. The Advisor also will seek to limit the risks of investing in a Fund by avoiding the deceptively appealing fad of the day. The Advisor believes that buying securities at a price that is below their true worth may achieve greater returns for a Fund than those generated by paying premium prices for companies currently in favor in the market. The Advisor typically will sell a stock when the Advisor believes that its price is unlikely to go higher, its fundamental factors have changed, or other investments offer better opportunities. The Advisor will seek to avoid the common mistake of “overstaying,” or watching the price of a particular stock move sharply higher only to see it nosedive thereafter.

Foreign Stocks. Each Fund may invest in foreign stocks, either directly or through ADRs. ADRs are U.S. dollar-denominated certificates issued by U.S. banks that evidence ownership of shares of a foreign company and are alternatives to the direct purchase of the underlying foreign stock. Securities of foreign companies may be riskier than securities of U.S. companies.

Investments in Other Investment Companies. The Over-Reaction Fund may invest in other investment companies, including open-end mutual funds, money market funds, ETFs (including ETFs that hold portfolios of securities that closely track the price performance and dividend yield of various indices), and actively managed closed-end funds. Subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (the “1940 Act”), the Over-Reaction Fund may elect to pursue its investment objectives either by investing directly in securities or, by investing in one or more of these underlying investment companies. As a shareholder of an underlying fund, the Over-Reaction Fund indirectly will bear management and other fees which are in addition to the fees the Over-Reaction Fund pays its service providers.

The Small Cap Fund and the Over-Reaction Fund may invest in closed-end funds. The structure of a closed-end fund poses additional risks than are involved when investing in open-end mutual funds. For example, closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder, and typically engage in a continuous offering of their shares. If a closed-end fund’s underlying market value rises and a fund’s premium narrows or its discount widens, the price return of the closed-end fund – the actual return to the shareholder – will be less than the fund’s NAV return. Generally, demand for the type of asset class in which a closed-end fund invests will drive changes in, and levels of, premiums and discounts. The market price of closed-end fund shares may also be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions, and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than or equal to the closed fund’s net asset value. Another risk generally associated with closed-end funds is that most closed-end funds leverage their assets in the attempt to enhance their yield at the expense of increased NAV volatility.

Derivatives. Each Fund may use derivatives. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Futures contracts and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The derivative securities which a Fund may purchase or sell, for both hedging and non-hedging purposes, include exchange-traded put or call options, futures contracts, options on futures contracts and other securities or contracts whose values depend on the value of one or more other assets, such as securities or various indices.

As a hedging strategy, a Fund may use derivatives to “lock-in” realized but unrecognized gains in the value of the Fund’s portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.

A Fund also may use derivative instruments to manage the risks of its portfolio or to obtain market exposure. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in the Fund’s portfolio, establishing a position in the derivatives markets as a substitute for buying, selling, or holding certain securities, or creating or altering exposure to debt securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than traditional debt securities would.

Futures contracts are a type of derivative that enables a Fund to buy or sell an asset in the future at an agreed-upon price. Options are a type of derivative that gives the purchaser the right, or the writer the obligation, to buy or sell an asset at a pre-determined price in the future. Derivatives have risks associated with them including the risk that the use of such instruments could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures contracts entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. In addition, futures and options markets may not be liquid in all circumstances. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of derivatives would reduce net asset value, and possibly income, and such losses can be greater than if the derivative transactions had not been utilized.

Changes in Investment Objectives and Policies. Each Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees of the Trust, without a vote of shareholders, upon sixty (60) days’ prior written notice to shareholders.

Temporary Defensive Measures. From time to time, a Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, a Fund may hold up to 100% of its assets in short-term U.S. government securities, money market instruments, shares of other no-load mutual funds or repurchase agreements. If a Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, a Fund may not achieve its investment objective. Each Fund may also invest in these instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies.

Not FDIC Insured. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PORTFOLIO HOLDINGS

A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s securities holdings is available in the Statement of Additional Information.

HOW TO BUY SHARES

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information. Your account may not be opened, or may subsequently be closed, if proper identifying information is not received.

Each Fund offers three classes of shares. The Large Cap Fund, the Mid Cap Fund, and the Over-Reaction Fund offer Class A, Class C, and Institutional Class. The Small Cap Fund offers Class A, Retail Class and Institutional Class. Each class of shares of a Fund represents an interest in the same portfolio of securities, but each class has its own expense structure and investment minimum, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of a Fund, and the amount of your investment, the share classes available to you may vary.

Class A Shares

Class A shares of each Fund are purchased at the public offering price (i.e., net asset value plus the sales charge), are sold primarily through broker-dealers and other financial institutions, and are subject to 12b-1 fees discussed in more detail below under “Distribution Plans”. Class A shares may also be purchased directly from the Fund through the distributor or the Advisor. While Class A shares are subject to a sales charge, discussed under “Sales Charges” below, to compensate dealers of the Funds for additional services they may provide to you, they are not subject to the short-term redemption fee of 1.00% that the Retail Class shares are subject to. The minimum initial investment in the Class A shares of a Fund is $2,500 and minimum subsequent investments are $1,000. The Advisor may, in its sole discretion, waive these minimums for individual retirement accounts (“IRAs”), for accounts participating in an automatic investment program, and in certain other circumstances. You should select the class of shares that best addresses your investment needs.

Class C Shares

Class C shares of the Large Cap Fund, the Mid Cap Fund, and the Over-Reaction Fund are purchased at net asset value (“NAV”), are sold primarily through broker-dealers and other financial institutions, and are subject to 12b-1 fees discussed in more detail below under “Distribution Plans”. You do not pay an initial sales charge on purchases of Class C shares and all of your purchase payment is immediately invested in the applicable Fund. The dealer of record receives a payment from the Fund’s distributor of 1.00% of the amount you invest in Class C shares. If you redeem your Class C shares within twelve (12) months of purchase, you will be subject to a 1.00% contingent deferred sales charge (“CDSC”), based on the lower of the shares’ cost or current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. The minimum initial investment in the Class C shares of a Fund is $2,500 and minimum subsequent investments are $1,000. The Advisor may, in its sole discretion, waive these minimums for IRAs, for accounts participating in an automatic investment program, and in certain other circumstances.

Retail Class Shares

Retail Class shares of the Small Cap Fund are purchased at NAV. Like the Class A shares, Retail Class shares are sold through broker-dealers and other financial institutions or directly from the Fund through the distributor or the Advisor, however, Retail Class shares are not subject to a sales charge. They are, however, subject to a 1.00% short-term redemption fee, which is discussed in more detail below under the sub-heading “Fund Policy on Market Timing.” In addition, Retail Class shares are subject to 12b-1 fees discussed in more detail below under “Distribution Plans.” The minimum initial investment in the Retail Class shares of the Small Cap Fund is $2,500 and minimum subsequent investments are $1,000. The Advisor may, in its sole discretion, waive these minimums for IRAs, for accounts participating in an automatic investment program, and in certain other circumstances. You should select the class of shares that best addresses your investment needs.

Institutional Class Shares

The Institutional Class shares of each Fund are purchased at NAV, are intended for high net worth individual investors and qualified institutions purchasing shares for their own account or for qualifying omnibus accounts, and are not subject to any 12b-1 fees. Qualified institutions include corporations, banks, insurance companies, trusts, endowments, foundations, qualified retirement plans, registered investment advisors and broker-dealers. The minimum initial investment for the Institutional Class shares of a Fund is $100,000, and subsequent investments are subject to a minimum of $1,000. The Advisor may, in its sole discretion, waive these minimums for existing clients of the Advisor and other related parties, as well as in certain other circumstances.

As to all of the classes, if your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions, other than in connection with short-term redemptions of Retail Class shares of the Small Cap Fund. However, if you purchase or redeem shares through a broker-dealer or other intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail – To be in proper form, your initial purchase request must include:

•	a completed and signed investment application form (which accompanies this prospectus); and

•	a check (subject to the minimum amounts) made payable to the appropriate Fund and class of shares.

Mail the completed application and check to:

U.S. Mail:                              Dreman Contrarian Funds

c/o Unified Fund Services, Inc.
P.O. Box 6110

Indianapolis, Indiana 46206-6110

Overnight:                               Dreman Contrarian Funds

c/o Unified Fund Services, Inc.
2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

By Wire – You may also purchase shares of a Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at 800-247-1014 to obtain instructions.
You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, its custodian and its transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. There is presently no fee for the receipt of wired funds, but a Fund may charge shareholders for this service in the future.

Sales Charges

Class A shares of each Fund are purchased at the public offering price through broker-dealers and other financial institutions. The term “offering price” includes a sales charge. Therefore, the public offering price for the Class A shares is the next determined net asset value per share plus a sales charge as shown in the table below. Certain persons may be entitled to purchase shares of the Fund without paying a sales commission. See “Purchases Without a Sales Charge.”

Amount of Investment	Sales Charge as a % of: Public Net Offering Amount Price Invested
Less than $50,000 $50,000 but less than $100,000 $100,000 but less than $250,000 $250,000 but less than $500,000 $500,000 but less than $1,000,000 $1,000,000 or more	5.75% 6.10% 4.50% 4.71% 3.50% 3.63% 2.50% 2.56% 2.00% 2.04% None None

Sales Charge Reduction And Waivers

          Breakpoint Discounts. As the table above shows, the larger your investment in a Fund’s Class A shares, the lower the initial sales charge imposed on your purchase. Each investment threshold that qualifies for a lower sales charge is known as a “breakpoint.” You may be able to qualify for a breakpoint on the basis of a single purchase, or by aggregating the amounts of more than one purchase in the following ways:

•

Right of Accumulation. Any “purchaser” (as defined below) may buy Class A shares of a Fund at a reduced sales charge by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund then held by the purchaser and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.

•

Letter of Intent. A Letter of Intent (“LOI”) for amounts of $50,000 in Class A shares or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a thirteen (13) month period, provided that the investor refers to such LOI when placing orders. For purposes of an LOI, the “Amount of Investment” as referred to in the preceding sales charge table includes all purchases of Class A shares of the Fund over the 13-month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13-month period starting up to ninety (90) days before the date of execution of an LOI. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact the Fund’s transfer agent to obtain an LOI application.

               For purposes of determining the applicable sales charge discount, a “purchaser” includes an individual, his spouse and their children under the age of 21, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary may be involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administrator, or a single dealer, or by other means which result in economy of sales effort or expense.

          Shareholder’s Responsibility With Respect to Breakpoint Discounts. In order to obtain any of the sales charge discounts set forth above, you must inform your financial adviser of the existence of any eligible amounts under any Rights of Accumulation or LOI, in accounts held by Family Members at the time of purchase. You must inform your financial adviser of all shares of a Fund held (i) in your account(s) at the financial adviser, (ii) in your account(s) by another financial intermediary, and (iii) in any other accounts held at any financial intermediary belonging to Family Members. IF YOU FAIL TO INFORM YOUR FINANCIAL ADVISER OR THE FUND OF ALL ELIGIBLE HOLDINGS OR PLANNED PURCHASES, YOU MAY NOT RECEIVE A SALES CHARGE DISCOUNT TO WHICH YOU WOULD OTHERWISE BE ENTITLED. The Fund will require the names and account numbers of all accounts claimed in connection with a request for a sales charge discount. You may also be required to provide verification of holdings (such as account statements and/or copies of documents that reflect the original purchase cost of your holdings) that qualify you for a sales charge reduction. As such, it is very important that you retain all records that may be needed to substantiate an original purchase price of your holdings, as the Funds, their transfer agent, and financial intermediaries may not maintain this information.

          Purchases Without a Sales Charge. The persons described below may purchase and redeem Class A shares of a Fund without paying a sales charge. In order to purchase Class A shares without paying a sales charge, you must notify the Funds’ transfer agent as to which conditions apply.

•

Trustees, officers and employees of the Funds, the Advisor, and service providers of the Funds, including members of the immediate family of such individuals and employee benefit plans of such entities;

•

Broker-dealers with selling agreements with the Funds’ distributor or otherwise entitled to be compensated under a Fund’s 12b-1 Class A Distribution Plan (and employees, their immediate family members and employee benefit plans of such entities);

•	Registered representatives (and their immediate family members) of broker-dealers with selling agreements with the Funds’ distributor;

•	Tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in a Fund;

•

Financial planners, registered investment advisers, bank trust departments and other financial intermediaries with service agreements with the Funds’ distributor (and employees, their immediate family members and employee benefit plans of such entities);

•

Clients (who pay a fee to the relevant administrator or financial intermediary) of administrators of tax-qualified plans, financial planners, registered investment advisers, bank trust departments and other financial intermediaries, provided the administrator or financial intermediary has an agreement with the Funds’ distributor or the Funds for this purpose;

•	Clients of the Funds’ Advisor who were not introduced to the Advisor by a financial intermediary and, prior to the effective date of a Fund, executed investment management agreements with the Advisor;

•	Separate accounts of insurance companies, provided the insurance company has an agreement with the Funds’ distributor or the Funds for this purpose;

•

Participants in wrap account programs, provided the broker-dealer, registered investment adviser or bank offering the program has an agreement with the Funds’ distributor or the Funds for this purpose;

•	Clients solicited by employees of the Funds Advisor and who were not otherwise introduced to the Funds or the Advisor by a financial intermediary within one year of the purchase.

          In addition, Class A shares of each Fund may be purchased at net asset value through processing organizations (broker-dealers, banks or other financial institutions) that have a sales agreement or have made special arrangements with the Funds’ distributor. When shares are purchased this way, the processing organization, rather than its customer, may be the shareholder of record of the shares. The minimum initial and subsequent investments in a Fund for shareholders who invest through a processing organization generally will be set by the processing organization. Processing organizations may also impose other charges and restrictions in addition to, or different from, those applicable to investors who remain the shareholder of record of their shares. Thus, an investor contemplating investing with the Funds through a processing organization should read materials provided by the processing organization in conjunction with this Prospectus.

     Website Disclosure.The Funds do not currently maintain a website. Information about sales charges, including sales load breakpoints, the Right of Accumulation and LOIs, is fully disclosed in this prospectus. The Funds believe that it is very important that an investor fully consider all aspects of their investment and be able to access all relevant information in one location. Therefore, the Funds do not make the sales charge information available to investors on a website.

          Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of $1 million or more, or purchases by qualified retirement plans with at least 200 employees, however, a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed if such Class A shares are redeemed within eighteen (18) months of their purchase, based on the lower of the shares’ cost or current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.

     Class C shares are subject to a CDSC of 1.00% if you redeem your shares within twelve (12) months of purchase, based on the lower of the shares’ cost or current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.

     In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge. The CDSC will be waived on redemptions of shares arising out of the death or post-purchase disability of a shareholder or settlor of a living trust account, and on redemptions in connection with certain withdrawals from IRA or other retirement plans. The Funds’ distributor receives the entire amount of any CDSC you pay. See the Funds’ Statement of Additional Information for additional information about the CDSC.

          Except as stated below, the dealer of record receives commissions on sales of $1 million or more based on an investor’s cumulative purchases during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period. Such commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter.
          On sales to qualified retirement plans for which no sales charge was paid because the plan had at least 200 eligible employees, the dealer of record receives commissions during each one-year measuring period, determined as described above, at the rate of 1.00% of the first $2 million, 0.80% of the next $1 million, 0.50% of the next $16 million and 0.25% thereafter.

Additional Investments

You may purchase additional shares of a Fund at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:

•	your name;

•	the name of your account(s);

•	your account number(s);

•	the name of the appropriate Fund (and the appropriate class); and

•	a check made payable to the appropriate Fund (and the appropriate class).

Checks should be sent to the appropriate Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. A bank wire should be sent as outlined under the heading “Initial Purchase – By Wire” in this prospectus.

Automatic Investment Plan

You may make regular investments in any Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

Each Fund may be an appropriate investment for tax-sheltered retirement plans, including: IRAs; simplified employee pensions (“SEPs”); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Funds’ transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with your attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of a Fund from the IRA unless you pay the fees directly to the IRA custodian. Call Shareholder Services at 800-247-1014 about the IRA custodial fees.

Distribution Plans

Each Fund has adopted a distribution plan for its Class A shares in accordance with Rule 12b-1 under the 1940 Act. Under each Fund’s Class A plan, the Fund can pay a fee of up to 0.25% of the Fund’s average daily net assets of Class A shares to the Advisor or certain broker-dealers, investment advisers, bank or other financial institutions to help defray the cost of servicing Class A shareholders.
The Large Cap Fund, the Mid Cap Fund, and the Over-Reaction Fund have each adopted a Rule 12b-1 plan for Class C shares. Under each Fund’s Class C plan, the Fund pays a fee of 1.00% of the Fund’s average daily net assets of Class C shares (0.75% to help defray the cost of distributing Class C shares and 0.25% for servicing Class C shareholders).
The Small Cap Fund has adopted a Rule 12b-1 Plan for Retail Class shares. Under this plan, the Fund pays a fee of 0.25% of Retail Class shares to help defray the cost of servicing Retail Class shareholders.
Because these fees are an ongoing expense, over time they reduce the net investment results of a Fund and may cost you more than paying other types of sales charges.

Other Purchase Information

Each Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks should be made payable to the appropriate Fund. Each Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Cashier’s checks and bank official checks in amounts less than $10,000 will also be accepted for IRA transfers from other financial institutions.
The Funds have authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on their behalf purchase and sell orders. A Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Funds’ transfer agent.

HOW TO REDEEM SHARES

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of a Fund’s securities at the time of your redemption. As stated above, the Large Cap Fund, the Mid Cap Fund, and the Over-Reaction Fund each assesses a 1.00% CDSC against investment proceeds of Class C shares redeemed within one year of investment. The applicable Fund will first redeem the Class C shares that have been owned the longest period of time. The holding period is calculated on a monthly basis and begins on the first day of the month in which the shares were bought. No CDSC will be imposed on Class C shares that were bought through the reinvestment of dividends and capital gains. When Class C shares subject to a CDSC are redeemed, the CDSC is calculated on the net asset value attributable to shares on the date of redemption, and is deducted from the redemption proceeds. A CDSC may also be applicable with respect to redemptions of Class A shares – see “Contingent Deferred Sales Charge” above.
A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer, which fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. The Funds do not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1.00% of a Fund’s net asset value, that Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1.00% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

Fund Policy on Market Timing

Each Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a redemption policy to discourage short-term traders and/or market timers from investing in the Funds. The Funds will reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive.

In addition, effective with purchases on or after June 1, 2009, for an investment in the Retail Class shares of the Small Cap Fund, a 1.00% short-term redemption fee will be assessed against investment proceeds withdrawn within sixty (60) days of investment. For purchases made prior to June 1, 2009, the redemption fee will be assessed against investment proceeds withdrawn within one year of investment. For purchases of Institutional Class shares of the Large Cap Fund, the Mid Cap Fund, and the Over-Reaction Fund (formerly designated as Retail Class shares) prior to June 1, 2009, a 1.00% redemption fee will be assessed against investment proceeds withdrawn within one year of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, a Fund uses a “first-in, first-out” method to determine the applicable holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be used for the benefit of existing shareholders.

If you invest in the shares of a Fund through a bank, broker-dealer, 401(k) plan, financial adviser or financial supermarket (a “Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this prospectus, enforce its own market timing policy. “Omnibus accounts” that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program, and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Funds’ Advisor, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed by a Fund to be “market-timers.”

While each Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, omnibus accounts typically provide a Fund with a net purchase or redemption request on any given day where purchasers and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that a Fund will be able to apply the fee to such accounts in an effective manner. Consequently, the Funds may not have knowledge of the identity of investors and their transactions. Under a federal rule, the Trust is required to have an agreement with many of its intermediaries obligating the intermediaries to provide, upon the Fund’s request, information regarding the intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even if such an agreement is in place. Certain intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading.
The Funds reserve the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that the trading is abusive. The Funds have not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

By Mail – You may redeem any part of your account in a Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:                              Dreman Contrarian Funds

c/o Unified Fund Services, Inc.
P.O. Box 6110

Indianapolis, Indiana 46206-6110

Overnight:                              Dreman Contrarian Funds

c/o Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form, less any applicable CDSC. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Funds may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within thirty (30) days of the redemption request, for redemptions of $25,000 or more, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. Signature guarantees are for the protection of shareholders. All redemptions requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. Please call Shareholder Services at 800-247-1014 if you have questions. At the discretion of the Funds or the Funds’ transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

By Telephone – You may redeem any part of your account (up to $25,000) in a Fund by calling Shareholder Services at 800-247-1014. The Funds, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.
The Funds or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

Additional Information – If you are not certain of the requirements for a redemption please call Shareholder Services at 800-247-1014. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Funds may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.
Because the Funds incur certain fixed costs in maintaining shareholder accounts, you may, on thirty (30) days’ written notice, be required to convert your holdings of one class of shares into another class of shares, or to redeem your shares, if, due to redemptions (but excluding reductions in value due to market fluctuations), the value of your shares is less than $2,500 for Class A, Class C, or Retail Class shares, or less than $100,000 for Institutional Class shares, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in a class to the minimum amount within the 30-day period. An Institutional Class shareholder may elect to redeem its shares by a redemption notice to the applicable Fund within the 30-day period in order to avoid an automatic conversion. All shares of a Fund also are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss which may have tax consequences about which you should consult your tax adviser.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on a Fund’s net asset value per share (the “NAV”) for the applicable class, plus any applicable sales charge with respect to Class A shares. The NAV of each class is calculated for a Fund at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). For each class, the NAV is calculated by dividing the value of the total assets for that class (including interest and dividends accrued but not yet received) minus liabilities for that class (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after a Fund receives your order in proper form, plus any applicable sales charge or less any applicable CDSC.

Each Fund’s assets generally are valued at their market value. If market quotations are not readily available, the security will be valued at a fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Advisor pursuant to guidelines approved by the Board of Trustees. Good faith pricing also is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Without good faith pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short-term traders, or that a Fund will realize fair valuation upon the sale of a security. Investments in derivatives are more likely to trigger fair valuation than investments in other securities.

Investments in other open-end registered investment companies are valued at their net asset value as reported daily by such underlying fund. The prospectuses for the underlying funds explain the circumstances under which those registered investment companies will use fair value pricing and the effects of using fair value pricing. Investments in closed-end investment companies, ETFs, and direct investments in securities are valued at market prices. Investments in such securities that are traded on a national securities exchange are generally valued at the last reported sales price or the official closing price. Securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions. Each Fund contemplates distributing as dividends each year all or substantially all of its net investment income and any net realized capital gain (the excess of net long-term capital gain over net short-term capital loss). Each Fund expects that its distributions will consist primarily of net realized capital gain.

Dividends and distributions will automatically be reinvested in additional shares of the applicable Fund, unless you request cash distributions on your application or through a written request. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends or distributions and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of a Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” To avoid buying a dividend, check the applicable Fund’s distribution schedule before you invest.

Taxes. In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Distributions attributable to short-term capital gain and net investment income will generally be taxable to you as ordinary income. Distributions attributable to net realized capital gain will generally be taxable to you as long-term capital gain, no matter how long you have owned your shares. If a Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

A portion of distributions paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of a Fund’s securities lending activities, if any, by a high portfolio turnover rate, or by investments in non-U.S. corporations.
When you sell shares of a Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of a Fund for shares of a different fund of the Trust is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in a Fund.

By law, a Fund must withhold an amount equal to the fourth lowest rate of tax if you do not provide your correct taxpayer identification number (“TIN”) or certify that your TIN is correct, or if the Internal Revenue Service (the “IRS”) has notified you that you are subject to backup withholding and instructs the Fund to do so.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

MANAGEMENT OF THE FUNDS

Dreman Value Management, LLC, Harborside Financial Center, Plaza 10, Suite 800, Jersey City, NJ 07311, serves as investment adviser to the Funds. The Advisor was formed in 1997 as the successor firm to Dreman Value Advisors Inc., which was founded in 1977 by David N. Dreman. Mr. Dreman controls a majority interest in the Advisor, which is 100% employee-owned. The Advisor provides investment advice to separately managed accounts, insurance company separate accounts and wrap programs offered to large institutional investors and high-net worth clients. The Advisor also provides investment advisory and sub-advisory services to ten other mutual funds. As of July 31, 2009, the Advisor managed approximately $3.9 billion in assets.
For its investment advisory services to the Funds, the Advisor is paid a fee at the annual rate of 0.60%, 0.85%, 0.85%, and 0.75% of the average daily net assets of the Large Cap Fund, Mid Cap Fund, Small Cap Fund, and Over-Reaction Fund, respectively. The Advisor contractually has agreed to waive its fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that each Fund’s net expenses, excluding brokerage fees and commissions, 12b-1 fees (if applicable), borrowing costs (such as dividend expenses and interest on securities sold short), taxes, any indirect expenses (such as expenses incurred by other investment companies in which a Fund may invest) and extraordinary expenses, do not exceed the following levels:

Large Cap Fund – 1.29% for Class A, 0.99% for Class C, and 0.70% for Institutional Class
Mid Cap Fund – 1.29% for Class A, 1.20% for Class C, and 1.00% for Institutional Class
Small Cap Fund – 1.50% for Class A, 1.00% for Retail Class, and 1.00% for Institutional Class
Over-Reaction Fund – 1.29% for Class A, 1.20% for Class C, and 0.85% for Institutional Class

The contractual agreement with respect to each Fund and class of shares is in effect through February 28, 2011. Each fee waiver or reimbursement of an expense by the Advisor is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the relevant expense limitation.

The Advisor also served as the investment adviser for each Predecessor Fund. During the fiscal year ended October 31, 2008, the Advisor earned an annual fee equal to 0.75%, 0.95%, and 0.75% of the average daily net assets of the Large Cap Fund, Small Cap Fund, and Over-Reaction Fund, respectively, including from the applicable Predecessor Fund, and waived the entire amount (i.e., did not receive any fees) from the Large Cap Fund and the Over-Reaction Fund, as well as from each of their respective Predecessor Funds, pursuant to the contractual fee waiver/expense reimbursement agreement with each of these Funds. During the fiscal year ended October 31, 2008, the Small Cap Fund paid the Advisor fees at the rate of 0.94% of such Fund’s average daily net assets after waiver/expense reimbursement related to the Institutional Class shares, and waived the remainder of its fee pursuant to the contractual fee waiver/expense reimbursement agreement with the Fund.
A discussion of the factors that the Board of Trustees considered in approving the Funds’ investment advisory agreements is contained in the Funds’ Semi-Annual Report to Shareholders for the fiscal period ended April 30, 2008.

Portfolio Managers. The investment decisions for each Fund are made by members of the Advisor’s Investment Policy Committee listed below as portfolio manager(s) for a Fund. David N. Dreman and E. Clifton Hoover, Jr. serve as portfolio managers for all of the Funds; F. James Hutchinson serves as a portfolio manager for the Large Cap Fund and Over-Reaction Fund; and Mark Roach serves as a portfolio manager for the Mid Cap Fund and the Small Cap Fund. As portfolio managers, these members are primarily responsible for the day-to-day management of the Fund(s) which they manage, except that David N. Dreman has ultimate authority with respect to each Fund’s investment decisions.

David N. Dreman (Portfolio Manager – All Funds). Mr. Dreman serves as Chairman and Chief Investment Officer of the Advisor. As Chairman of the Advisor’s Investment Policy Committee, Mr. Dreman will make the final determination with respect to all investment decisions for the Funds. Mr. Dreman began his investment career in 1957. He is one of the pioneers of contrarian value investing, a disciplined, low P/E approach to stock selection that the Advisor has been applying without style drift for over 20 years.

E. Clifton Hoover, Jr. (Portfolio Manager – All Funds). Mr. Hoover joined the Advisor in December 2006, and currently serves as Managing Director and Co-Chief Investment Officer. He also serves as a portfolio manager of the Advisor’s large cap value portfolios. Mr. Hoover has over 20 years of investment experience managing portfolios for both large and small-sized companies. Prior to joining the Advisor, Mr. Hoover was a managing director and portfolio manager of NFJ Investment Group, where he oversaw several large and small cap portfolios. In addition, he handled consultant relationship building and retail channel support. Mr. Hoover joined NFJ Investment Group in 1997. From 1992 to 1997, he served as vice president-corporate finance at Credit Lyonnais, where he was responsible for the financial analysis and client servicing of a $5 billion diversified corporate portfolio. Prior to that time, Mr. Hoover spent two years as a financial analyst for Citibank, and five years as a credit analyst/corporate loan officer for RepublicBank (now Bank of America). Mr. Hoover graduated with a Master’s in Finance from Texas Tech University in 1985.

F. James Hutchinson (Portfolio Manager – Large Cap Fund and Over-Reaction Fund). Mr. Hutchinson is an Executive Vice President and Managing Director of the Advisor. Mr. Hutchinson is also the Co-Portfolio Manager of the DWS Dreman High Return Equity Fund and the DWS Dreman Concentrated Value Fund. Prior to joining the Advisor in August 2000, Mr. Hutchinson had over 30 years experience in finance and trust/investment management experience with The Bank of New York. In addition to several senior corporate banking assignments, Mr. Hutchinson was elected president of The Bank of New York (Delaware) in 1987 and president of The Bank of New York – NJ in 1995. In his role as Executive Vice President and Managing Director of the Advisor, Mr. Hutchinson is responsible for marketing and administration, and is a member of the Advisor’s Investment Policy Committee. Mr. Hutchinson graduated from Moravian College with a B.A. in Economics and has done graduate work at Pace University in New York.

Mark Roach (Portfolio Manager – Mid Cap Fund and Small Cap Fund). Mr. Roach joined the Advisor in November 2006, and currently serves as a Managing Director of the Advisor. Prior to joining the Advisor, Mr. Roach was a portfolio manager at Vaughan Nelson Investment Management (“Vaughan Nelson”), where he managed equity portfolios using strategies similar to those used by the Advisor to manage the Mid Cap Fund and the Small Cap Fund. From 2002 through 2006, Mr. Roach managed a small cap portfolio at Vaughan Nelson which had assets of over $1.5 billion when he left in 2006. In addition, from April 2006 through his departure from Vaughan Nelson, Mr. Roach also managed a mid cap portfolio with assets of approximately $770 million. Prior to joining Vaughan Nelson, Mr. Roach served as a security analyst for various institutions including 5th 3rd Bank, Lynch, Jones & Ryan and USAA, from 1997 to 2001. He has an MBA from the University of Chicago’s Graduate School of Business and a Bachelor’s degree from the Baldwin Wallace College.

The Funds’ Statement of Additional Information provides the following additional information: (i) the portfolio managers’ compensation structure, (ii) a description of other accounts managed by each portfolio manager, and (iii) ownership of shares of the Funds held by each portfolio manager.

If you invest in a Fund through an investment adviser, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on a Fund’s behalf. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Funds believes that there would be no material impact on the Funds or their respective shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

The fees for these services may be based on the number of accounts or may be a percentage of the average value of the relevant Fund’s shareholder accounts for which the financial intermediary provides services. A Fund may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by a Fund, the Advisor may pay a fee to financial intermediaries for such services.

To the extent that the Advisor pays a fee to a financial intermediary for distribution or shareholder servicing, the Advisor may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in a Fund and the nature of the services provided by the financial intermediary. Although neither the Funds nor the Advisor pays for the Funds to be included in a financial intermediary’s “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the Funds may be included. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling a Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. Each Fund may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for a Fund, no preference will be shown for such securities.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages will help you understand the financial performance for each Fund, including its Predecessor Fund, for the periods shown. Certain information reflects the financial performance of a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund, assuming all dividends and distributions were reinvested. The information for the periods shown has been audited by Cohen Fund Audit Services, Ltd., the Trust’s (and the Predecessor Funds’) Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, are included in the Annual Report to Shareholders and are incorporated by reference in the Statement of Additional Information, both of which are available free of charge upon request.

Dreman Contrarian Funds
Financial Highlights
(For a share outstanding throughout each period)

	Dreman Contrarian
	Large Cap Value Fund

	Six months ended
	April 30, 2009		Year ended		Year ended	Year ended		Year ended		Period ended
	(Unaudited)		October 31, 2008		October 31, 2007	October 31, 2006		October 31, 2005		October 31, 2004	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 7.33		$ 14.34		$ 13.90	$ 12.35		$ 11.03		$ 10.00

Income from investment operations
Net investment income (loss)	0.05		0.19		0.22	0.17		0.16		0.15
Net realized and unrealized gain (loss)	(0.76)		(6.30)		1.09	1.87		1.39		0.88
Total from investment operations	(0.71)		(6.11)		1.31	2.04		1.55		1.03

Less distributions to Shareholders:
From net investment income	(0.09)		(0.23)		(0.18)	(0.17)		(0.15)		-
From net realized gain	-		(0.67)		(0.70)	(0.32)		(0.08)		-
Total distributions	(0.09)		(0.90)		(0.88)	(0.49)		(0.23)		-

Paid in capital from redemption fees	-	(b)	-	(b)	0.01	-	(b)	-	(b)	-	(b)

Net asset value, end of period	$ 6.53		$ 7.33		$ 14.34	$ 13.90		$ 12.35		$ 11.03

Total Return (c)	-9.69%	(d)	-45.17%		9.81%	17.02%		14.10%		10.30%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 8,379		$ 4,716		$ 9,381	$ 8,502		$ 6,227		$ 5,181
Ratio of expenses to average net assets (e)	1.30%	(f)	1.30%		1.30%	1.30%		1.30%		1.55%	(f)
Ratio of expenses to average net assets before waiver &
reimbursement by Advisor	3.14%	(f)	3.19%		2.47%	2.73%		2.43%		3.12%	(f)
Ratio of net investment income to
average net assets (e)	2.05%	(f)	1.66%		1.56%	1.41%		1.35%		1.38%	(f)
Ratio of net investment income (loss) to average net assets before
waiver & reimbursement by Advisor	0.21%	(f)	(0.24)%		0.39%	(0.02)%		0.22%		(0.19)%	(f)
Portfolio turnover rate	26.23%		32.62%		24.65%	20.38%		13.07%		13.48%

(a) For the period November 4, 2003 (commencement of operations) to October 31, 2004.
(b) Redemption fees resulted in less than $0.005 per share in each period.
(c) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.25% higher and each net investment income ratio would have been 0.25% lower.
(f) Annualized.

Dreman Contrarian Funds
Financial Highlights
(For a share outstanding throughout each period)

	Dreman Contrarian
	Mid Cap Value Fund

	Six months ended
	April 30, 2009		Year ended		Year ended	Year ended		Year ended		Period ended
	(Unaudited)		October 31, 2008		October 31, 2007	October 31, 2006		October 31, 2005		October 31, 2004	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 7.22		$ 14.03		$ 12.97	$ 12.66		$ 10.68		$ 10.00

Income from investment operations
Net investment income	0.09		0.12		0.06	0.07		0.01		0.01
Net realized and unrealized gain (loss)	0.13		(5.31)	(b)	1.84	2.05		2.16		0.67
Total from investment operations	0.22		(5.19)		1.90	2.12		2.17		0.68

Less distributions to Shareholders:
From net investment income	(0.12)		(0.08)		(0.06)	(0.03)		(0.01)		-
From net realized gain	-		(1.56)		(0.79)	(1.78)		(0.18)		-
Total distributions	(0.12)		(1.64)		(0.85)	(1.81)		(0.19)		-

Paid in capital from redemption fees	-	(c)	0.02		0.01	-	(c)	-	(c)	-	(c)

Net asset value, end of period	$ 7.32		$ 7.22		$ 14.03	$ 12.97		$ 12.66		$ 10.68

Total Return (d)	3.18%	(e)	-41.24%	(b)	15.37%	18.59%		20.52%		6.80%	(e)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 1,152		$ 1,279		$ 2,605	$ 1,732		$ 1,118		$ 801
Ratio of expenses to average net assets (f)	1.40%	(g)	1.40%		1.40%	1.40%		1.40%		1.65%	(g)
Ratio of expenses to average net assets before waiver &
reimbursement by Advisor	6.60%	(g)	8.08%		6.42%	9.37%		11.46%		11.80%	(g)
Ratio of net investment income to
average net assets (f)	2.51%	(g)	0.97%		0.46%	0.57%		0.06%		0.16%	(g)
Ratio of net investment income (loss) to average net assets before
waiver & reimbursement by Advisor	(2.69)%	(g)	(5.72)%		(4.56)%	(7.40)%		(10.00)%		(9.99)%	(g)
Portfolio turnover rate	34.50%		52.45%		101.11%	52.48%		132.04%		125.34%

(a) For the period December 31, 2003 (commencement of operations) to October 21, 2004.
(b) Reimbursement of loss on investment violation is reflected. Had this loss not been reimbursed, the Fund's NAV would have been $0.13 lower and the total return for the year would have been -42.29%
(c) Redemption fees resulted in less than $0.005 per share in each period.
(d) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.25% higher and each net investment income ratio would have been 0.25% lower.
(g) Annualized.

Dreman Contrarian Funds
Financial Highlights

(For a share outstanding throughout each period)

	Dreman Contrarian
	Small Cap Value Fund, Class R

	Six months ended
	April 30, 2009		Year ended	Year ended	Year ended	Year ended		Period ended
	(Unaudited)		October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005		October 31, 2004	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 13.51		$ 18.83	$ 16.83	$ 12.98	$ 11.48		$ 10.00

Income from investment operations
Net investment income (loss)	0.04		0.03	0.02	0.05	0.04		(0.03)
Net realized and unrealized gain	(0.74)		(5.34)	1.99	3.85	1.69		1.51
Total from investment operations	(0.70)		(5.31)	2.01	3.90	1.73		1.48

Less distributions to Shareholders:
From net investment income	(0.06)		(0.03)	(0.04)	(0.06)	(0.02)		-
From net realized gain	(0.07)		-	-	-	(0.21)		-
Total distributions	(0.13)		(0.03)	(0.04)	(0.06)	(0.23)		-

Paid in capital from redemption fees	0.01		0.02	0.03	0.01	-	(b)	-	(b)

Net asset value, end of period	12.69		$ 13.51	$ 18.83	$ 16.83	$ 12.98		$ 11.48

Total Return (c)	-5.16%	(d)	-28.14%	12.16%	30.20%	15.10%		14.80%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 59,108		$ 46,298	$ 41,374	$ 14,284	$ 3,366		$ 861
Ratio of expenses to average net assets (e)	1.50%	(f)	1.50%	1.50%	1.50%	1.50%		1.75%	(f)
Ratio of expenses to average net assets before waiver &
recoupment by Advisor	2.79%	(f)	1.70%	1.77%	3.49%	7.40%		12.19%	(f)
Ratio of net investment income to
average net assets (f)	0.72%	(f)	0.25%	0.18%	0.28%	0.45%		(0.32)%	(f)
Ratio of net investment income to average net assets before
waiver & recoupment by Advisor	(0.57)%	(f)	0.05%	(0.09)%	(1.71)%	(5.45)%		(10.75)%	(f)
Portfolio turnover rate	45.67%		46.95%	83.39%	77.43%	84.72%		72.10%

(a) For the period December 31, 2003 (commencement of operations) to October 31, 2004.
(b) Redemption fees resulted in less than $0.005 per share in the period.
(c) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily waived these expenses, each expense ratio would have been 0.25% higher and each net investment income (loss) ratio would have been 0.25% lower.
(f) Annualized.

Dreman Contrarian Funds
Financial Highlights

(For a share outstanding throughout each period)

	Dreman Contrarian
	Small Cap Value Fund, Class I

	Six months ended
	April 30, 2009		Year ended	Period ended
	(Unaudited)		October 31, 2008	October 31, 2007	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 13.55		$ 18.86	$ 18.24

Income from investment operations
Net investment income	0.04		0.07	-	(b)
Net realized and unrealized gain (loss)	(0.91)		(5.35)	0.62
Total from investment operations	(0.87)		(5.28)	0.62

Less distributions to Shareholders:
From net investment income	(0.06)		(0.03)	-
From net realized gain	(0.06)		-	-
Total distributions	(0.12)		(0.03)	-

Net asset value, end of period	12.56		$ 13.55	$ 18.86

Total Return (c)	-6.41%	(d)	-28.05%	3.40%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 10,013		4,253	756
Ratio of expenses to average net assets	1.25%	(e)	1.25%	1.25%	(e)
Ratio of expenses to average net assets before waiver &
reimbursement by Advisor	2.54%	(e)	1.45%	1.70%	(e)
Ratio of net investment income to
average net assets	0.89%	(e)	0.50%	(0.36)%	(e)
Ratio of net investment income to average net assets before
waiver & reimbursement by Advisor	(0.40)%	(e)	0.30%	(0.81)%	(e)
Portfolio turnover rate	45.67%		46.95%	83.39%

(a) For the period August 22, 2007 (commencement of operations) to October 31, 2007.
(b) Net investment (loss) resulted in less than $0.005 per share in the period.
(c) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.

Dreman Contrarian Funds
Financial Highlights
(For a share outstanding throughout each period)

	Dreman
	Quantitative
	Large Cap
	Value Fund

	Six months ended
	April 30, 2009		Year ended		Period ended
	(Unaudited)		October 31, 2008		October 31, 2007	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 5.66		$ 10.99		$ 10.00

Income from investment operations
Net investment income	0.05		0.10	(b)	0.04
Net realized and unrealized gain (loss)	0.30		(5.11)		0.95
Total from investment operations	0.35		(5.01)		0.99

Less distributions to Shareholders:
From net investment income	(0.06)		(0.07)		-
From net realized gain	-		(0.25)		-
Total distributions	(0.06)		(0.32)		-

Paid in capital from redemption fees	-		-		-	(c)

Net asset value, end of period	$ 5.95		$ 5.66		$ 10.99

Total Return (d)	6.43%	(e)	-46.85%		9.90%	(e)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 686		$ 663		$ 796
Ratio of expenses to average net assets (f)	1.55%	(g)	1.55%		1.55%	(g)
Ratio of expenses to average net assets before waiver &
reimbursement by Advisor	11.53%	(g)	19.83%		21.91%	(g)
Ratio of net investment income to
average net assets (f)	1.96%	(g)	1.10%		0.82%	(g)
Ratio of net investment income (loss) to average net assets before
waiver & reimbursement by Advisor	(8.02)%	(g)	(17.18)%		(19.54)%	(g)
Portfolio turnover rate	110.82%		118.25%		77.29%

(a) For the period April 3, 2007 (commencement of operations) to October 31, 2007.
(b) Per share amount has been calculated using the average shares method.
(c) Redemption fees resulted in less than $0.005 per share.
(d) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.25% higher and each net investment income ratio would have been 0.25% lower.
(g) Annualized.

FOR MORE INFORMATION

You can find additional information about the Trust in the following documents:

Annual and Semi-Annual Reports: While the prospectus describes the Funds’ potential investments, the Annual and Semi-Annual Reports detail the Funds’ actual investments as of their report dates. The reports include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

Statement of Additional Information (“SAI”): The SAI supplements the prospectus and contains detailed information about each Fund and its investment restrictions, risks and policies and operations, including the Funds’ policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates. A current SAI for the Funds is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated into this prospectus by reference, which means it is considered part of this prospectus.

How to Obtain Copies of Other Fund Documents

You can obtain free copies of the current SAI and the Funds’ Annual and Semi-Annual Reports, and request other information about a Fund or make shareholder inquiries, in any of the following ways:

By Telephone:                   Call Shareholder Services at 800-247-1014

U.S. Mail:                           Dreman Contrarian Funds

c/o Unified Fund Services, Inc.

P.O. Box 6110

Indianapolis, Indiana 46206-6110

As of the date of this prospectus, the Funds do not have an Internet website and, therefore, the Funds’ SAI, Annual and Semi-Annual Reports are not available through such means.

You may review and copy information about the Funds (including the SAI and other reports) at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0109.

(Investment Company Act File No. 811-22118)

DREMAN CONTRARIAN FUNDS

c/o Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

(800) 247-1014

STATEMENT OF ADDITIONAL INFORMATION

DREMAN CONTRARIAN FUNDS

Dreman Contrarian Large Cap Value Fund (Class A, Class C, Institutional)

Dreman Contrarian Mid Cap Value Fund (Class A, Class C, Institutional)

Dreman Contrarian Small Cap Value Fund (Class A, Retail, Institutional)

Dreman Market Over-Reaction Fund (Class A, Class C, Institutional)

October 14, 2009

Dreman Contrarian Funds (the “Trust”) is an open-end management investment company currently offering four series of shares, the Dreman Contrarian Large Cap Value Fund (the “Large Cap Fund”), the Dreman Contrarian Mid Cap Value Fund (the “Mid Cap Fund”), the Dreman Contrarian Small Cap Value Fund (the “Small Cap Fund”), and the Dreman Market Over-Reaction Fund (the “Over-Reaction Fund”) (each, a “Fund,” and collectively, the “Funds”), which are covered by this Statement of Additional Information (the “SAI”). This SAI is not a prospectus. It should be read in conjunction with the Funds’ prospectus dated October 14, 2009, as it may be supplemented or revised from time to time.

Each of the Large Cap Fund, the Mid Cap Fund and the Over-Reaction Fund offers Class A shares, Class C shares, and Institutional Class shares. The Small Cap Fund offers Class A shares, Retail Class shares, and Institutional Class shares. Each Fund commenced operations as a separate series (a “Predecessor Fund”) of the Unified Series Trust. On January 22, 2008, each Predecessor Fund was reorganized as a new series of the Trust.

Certain information from the Annual Report to Shareholders with respect to the Funds for the fiscal year ended October 31, 2008 is incorporated by reference into this SAI.

A free copy of the Funds’ prospectus, as well as the Annual Report to Shareholders relevant to each Fund for the fiscal year ended October 31, 2008, can be obtained by writing Dreman Contrarian Funds, c/o Unified Fund Services, Inc., at P.O. Box 6110, Indianapolis, Indiana 46206-6110, or by calling 800-247-1014.

DESCRIPTION OF THE TRUST AND FUNDS

Dreman Contrarian Funds (the “Trust”) was organized as a Delaware statutory trust on July 31, 2007. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and commonly known as a “mutual fund.” This Statement of Additional Information (the “SAI”) relates to the prospectus for the Dreman Contrarian Large Cap Value Fund (the “Large Cap Fund”), the Dreman Contrarian Mid Cap Value Fund (the “Mid Cap Fund”), the Dreman Contrarian Small Cap Value Fund (the “Small Cap Fund”), and the Dreman Market Over-Reaction Fund (the “Over-Reaction Fund”) (each, a “Fund,” and collectively, the “Funds”) dated October 14, 2009. Each Fund is a “diversified” series of the Trust, as that term is defined in the 1940 Act.

Each of the Large Cap Fund, the Mid Cap Fund and the Over-Reaction Fund offers Class A shares, Class C shares, and Institutional Class shares. The Small Cap Fund offers Class A shares, Retail Class shares, and Institutional Class shares. Each class of shares is substantially the same as they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses. The Class A shares and Retail Class shares bear an on-going 0.25% 12b-1 distribution fee, and Class C shares bear an on-going 1.00% 12b-1 distribution fee. Institutional Class shares are not subject to a 12b-1 distribution fee, and generally have a higher initial minimum investment than the Class A, Class C, or Retail Class shares. Class A shares are sold subject to a sales charge, and Class C shares are sold subject to a contingent deferred sales charge. Institutional Class shares are only available for purchase by high net worth individual investors and qualified institutions purchasing shares for their own account or for qualifying omnibus accounts. The differing sales charges and other expenses applicable to the different classes of shares may affect the performance of those classes. Prior to June 1, 2009, the Institutional Class shares of the Large Cap Fund, the Mid Cap Fund, and the Over-Reaction Fund were classified as Retail Class shares, and were subject to a different fee structure. Broker/dealers and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one class than another.

Each Fund commenced operations as a separate series (each, a “Predecessor Fund”) of the Unified Series Trust. The Predecessor Large Cap Fund offered only Retail Class shares and commenced operations on November 4, 2003. The Predecessor Mid Cap Fund also offered only Retail Class shares and commenced operations on December 31, 2003. The Predecessor Small Cap Fund offered both Retail Class shares and Institutional Class shares. The Retail Class shares of the Predecessor Small Cap Fund commenced operations on December 31, 2003, and the Institutional Class shares of the Predecessor Small Cap Fund commenced operations on August 22, 2007. The Predecessor Over-Reaction Fund offered only Retail Class shares and commenced operations on April 3, 2007. At that time, the Fund was known as the Dreman Quantitative Large Cap Value Fund. Effective June 1, 2009, the Fund changed its name to the Dreman Market Over-Reaction Fund. On January 22, 2008, each Predecessor Fund was reorganized as a new portfolio of the Trust. References in this SAI are to a Predecessor Fund’s current name. In addition, certain of the financial information contained in this SAI relates to the Predecessor Funds.

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) authorizes the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest in the Trust and to classify or reclassify any unissued shares into one or more series of shares. The Declaration of Trust further authorizes the Board of Trustees to classify or reclassify any series of shares into one or more classes. The Board of Trustees has full power and authority, in its sole discretion, and without obtaining shareholder approval, to divide or combine the shares or any series or class thereof into a greater or lesser number, to classify or reclassify any issued shares or any series or class thereof into one or more series or classes of shares, and to take such other action with respect to the Trust’s shares as the Board of Trustees may deem desirable. Although the Declaration of Trust authorizes the trustees without shareholder approval to cause the Trust to merge or to consolidate with any corporation, association, trust or other organization in order to change the form of organization and/or domicile of the Trust or to sell or exchange all or substantially all of the assets of the Trust, or any series or class thereof, in dissolution of the Trust, or any series or class thereof, such action would be subject to the superseding requirements of the 1940 Act or other applicable securities laws. The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust by the trustees without shareholder approval.

The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least 25% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more trustees and other certain matters. To the extent required by law, the Trust will assist in shareholder communication in such matters.

Holders of shares in a series of the Trust will vote in the aggregate and not by class on all matters, except that each class has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class. Further, shareholders of each of the Trust’s series will vote in the aggregate and not by series except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by the matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of the series. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by the holders of a majority of the outstanding voting securities of such series. However, the Rule also provides that the ratification of the selection of the independent registered public accounting firm, the approval of principal underwriting contracts, and the election of trustees are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to series.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS

AND RISK CONSIDERATIONS

This section contains a discussion of some of the investments the Funds may make and some of the techniques they may use.

A.        Equity Securities. Equity securities include common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific time period, and are discussed in more detail below. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Under normal circumstances, the Large Cap Fund and the Over-Reaction Fund will each invest at least 80% of their net assets (including borrowings for investment purposes) in equity securities of large capitalization companies, which the Advisor defines as companies that are similar in market capitalization to those listed on the S&P 500® Index. As of June 30, 2009, the market capitalizations of companies included in the S&P 500® Index ranged from $643 million to $341 billion. Under normal circumstances, the Mid Cap Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities of medium capitalization companies, which the Advisor defines as companies with market capitalization ranging from $550 million to $20 billion. The Mid Cap Fund may also invest up to 20% of its assets in large capitalization companies included in the S&P 500® Index or the Russell 1000® Index. Under normal circumstances, the Small Cap Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities of small capitalization companies, which the Advisor defines as companies that are similar in market capitalization to those listed on the Russell 2000® Value Index. As of June 30, 2009, the average market capitalization of companies included in the Russell 2000® Value Index was $694 million.

These investment policies are non-fundamental and may be changed by the Board of Trustees of the Trust, without a vote of shareholders, upon sixty (60) days’ prior written notice to shareholders. Each Fund will invest principally in a diversified portfolio of equity securities of companies that Dreman Value Management, LLC (the “Advisor”), the Funds’ investment adviser, believes to be undervalued. Securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company. Each Fund may also invest in initial public offerings. Each Fund will invest in equity securities that offer unique investment values. The criterion used to identify such stocks include below average P/E, price-to-book, price-to-cash flow ratios and above average dividend yields.

B.        Fixed Income Securities. Each Fund intends to remain substantially invested in equity securities; however a Fund may invest in fixed income securities if the Advisor believes that a company’s fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities. Fixed income securities include corporate debt securities, convertible debt securities, U.S. government securities, mortgage-backed securities, zero coupon bonds, asset-backed and receivable-backed securities and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

C.        Convertible Securities. A convertible security is a bond, debenture, preferred stock or other security that may be converted into, or exchanged for, a prescribed amount of common stock. Each Fund may invest in convertible securities rated B or higher by Standard and Poor’s Ratings Group (“S&P”) or by Moody’s Investors Services, Inc. (“Moody’s”), or if unrated, determined by the Advisor to be of comparable quality. Generally, investments in securities in the lower rating categories provide higher yields but involve greater volatility of price and risk of loss of principal and interest than investments in securities with higher ratings. Securities rated lower than Baa by Moody’s or BBB by S&P are considered speculative. In addition, lower ratings reflect a greater possibility of an adverse change in the financial conditions affecting the ability of the issuer to make payments of principal and interest. The market price of lower-rated securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Lower-rated securities will also be affected by the market’s perception of their credit quality and the outlook for economic growth.

In the past, economic downturns or an increase in interest rates have under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers.

The prices for these securities may be affected by legislative and regulatory developments. For example, federal rules were enacted that required that savings and loan associations gradually reduce their holdings of high-yield securities. An effect of such legislation may be to significantly depress the prices of outstanding lower-rated securities. The market for lower-rated securities may be less liquid than the market for higher-rated securities. Furthermore, the liquidity of lower rated securities may be affected by the market’s perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher-rated securities, and it also may be more difficult during certain adverse market conditions to sell lower-rated securities at their fair value to meet redemption requests or to respond to changes in the market.

If the rating of a security by S&P or Moody’s drops below B, the Advisor will dispose of the security as soon as practicable (depending on market conditions) unless the Advisor determines based on its own credit analysis that the security provides the opportunity of meeting a Fund’s objective without presenting excessive risk. The Advisor will consider all factors which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risk through conditions and trends. While the Advisor may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

D.        Preferred Stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by S&P and Moody’s although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for a Fund. The Advisor expects, however, that generally the preferred stocks in which a Fund invests will be rated at least CCC by S&P or Caa by Moody’s or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody’s are likely to be in arrears on dividend payments. Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

E.        Repurchase Agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Fund) acquires ownership of an obligation issued by the U.S. government or by an agency of the U.S. government (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, each Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor to be creditworthy. The Advisor monitors the creditworthiness of the banks and securities dealers with which the Funds engage in repurchase transactions.

F.        Reverse Repurchase Agreements. Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the Advisor. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets, such as liquid high quality debt securities, having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

G.        Foreign Securities. Each Fund may invest in foreign securities, either directly or through American Depository Receipts (“ADRs”). ADRs are U.S. dollar-denominated certificates issued by U.S. banks that evidence ownership of shares of a foreign company and are alternatives to the direct purchase of the underlying foreign stock. Investing in foreign securities involves certain special considerations which are not typically associated with investing in U.S. securities, and which may favorably or unfavorably affect a Fund’s performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market. In addition, securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater in those markets than in the U.S. In all cases, the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions.

H.        Strategic Transactions and Derivatives. Each Fund may utilize various investment strategies as described below for a variety of purposes, such as hedging various market risks or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity indices and other instruments, and purchase and sell futures contracts and options thereon (collectively, “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options and futures to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. In addition, futures and options markets may not be liquid in all circumstances. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

1.         Options on Securities Indices. Each Fund may purchase and sell call and put options on securities indices and, in so doing, can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

2.         General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Fund’s assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index or other instrument at the exercise price. For instance, a Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial future, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. Each Fund is authorized to purchase and sell exchange listed options. However, the Funds may not purchase or sell over-the-counter options, which are considered illiquid by the staff of the U.S. Securities and Exchange Commission (the “SEC”). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase its income. The sale of put options can also provide income.

A Fund may purchase and sell call options on equity securities (including convertible securities) that are traded on U.S. and foreign securities exchanges, and on securities indices and futures contracts. All calls sold by a Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require it to hold a security or instrument which it might otherwise have sold.

A Fund may purchase and sell put options on equity securities (including convertible securities) and on securities indices. A Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

3.         General Characteristics of Futures. Each Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

A Fund’s use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

A Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 15% of the Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 15% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

4.         Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require it to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require it to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets, if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

I.         Warrants. Each Fund may invest in warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

J.         Corporate Debt Securities. Each Fund may invest in corporate debt securities. Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Investments in corporate debt securities involve both credit and interest rate risk. The value of fixed-income securities will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt securities generally offer less current yield than securities of lower quality, but lower quality securities generally have less liquidity, greater credit and market risk and, as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.

K.        Lower Quality Debt Securities. Each Fund may invest in lower-rated securities or comparable unrated securities. These securities (commonly called “junk bonds”) often are considered to be speculative and involve greater risk of default or price change due to changes in the issuer’s creditworthiness or changes in economic conditions. The market prices of these securities will fluctuate over time, may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. The market for lower quality securities may be less liquid than the market for securities of higher quality. Furthermore, the liquidity of lower quality securities may be affected by the market’s perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher quality securities, and it also may be more difficult during certain adverse market conditions to sell lower quality securities at their fair value to meet redemption requests or to respond to changes in the market.

Lower quality securities present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises the provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. If a Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Advisor’s research and credit analysis are an integral part of managing any securities of this type held by a Fund. In considering investments for a Fund, the Advisor attempts to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Advisor’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer.

L.        Rule 144A Securities. Each Fund may invest in Rule 144A securities that the Advisor determines to be liquid. Rule 144A allows a broader institutional trading market for securities otherwise subject to restrictions on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act of 1933 of resales of certain securities to qualified institutional buyers. In determining the liquidity of such securities, the Advisor will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers and other potential purchasers or sellers of the security; (iii) dealer undertakings to make a market in the security and (iv) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

M.       Investment Companies Securities. Subject to the restrictions and limitations of the 1940 Act, each Fund may invest in other investment companies including mutual funds, closed-end funds and exchange traded funds (“ETFs”). As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

The structure of a closed-end fund poses additional risks than are involved when investing in most open-end funds. For example, closed-end funds generally do not continuously offer their shares for sale. Rather, they sell a fixed number of shares at one time (in the initial public offering), after which the shares typically trade on a secondary market, such as the New York Stock Exchange or the Nasdaq Stock Market. In addition, closed-end fund shares generally are not redeemable. That is, a closed-end fund is not required to buy its shares back from investors upon request. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. If a closed-end fund’s underlying market falls and the fund’s discount increases or its premium decreases, the price return of the closed-end fund – the actual return to the shareholder – will be less than the fund’s NAV return. Generally, demand for the type of asset class in which a closed-end fund invests will drive changes in and levels of premiums and discounts. Interest rate risk is one of two major factors that trigger changes in a closed-end fund’s premium/discounts. When interest rates rise, bond prices (and consequently the net asset values of income funds – municipal-bond funds, preferred-stock funds, etc.) decline. Declining bond prices may cause a closed-end fund’s price to decline faster as investors sell their shares in the open market. On the other hand, the opposite scenario also occurs. When rates fall and the net asset values of income-oriented closed-end funds rise, their prices tend to rise faster as investors buy in, resulting in narrower discounts and wider premiums. A second factor that may contribute to changes in premium/discount without necessarily a change in net asset value is low trading volumes and liquidity in the shares of the closed-end fund. Most closed-end funds trade actively, and their shares are liquid. Some funds, however, trade less actively, and may not be very liquid. The market price of a closed-end fund’s shares may also be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than or equal to net asset value.

Another feature that distinguishes closed-end funds from mutual funds is their ability to leverage a higher percentage of their assets (that is, use borrowed money to buy additional assets). Closed-end funds use several different methods to borrow money – issuing preferred stock, entering into reverse repurchase agreements and dollar rolls, borrowing under bank lines of credit, and so on. Leverage can provide higher yields and potentially higher returns for closed-end fund investors, but it also increases overall risk and the volatility of the investment. The maximum leverage ratio depends on how a closed-end fund leverages its assets – 33 1/3% if debt is used, 50% if preferred stock is used. Thus, a closed-end fund with $100 million in net assets may borrow an additional $50 million, so that the borrowed amount ($50 million) is 33 1/3% of the total assets ($150 million). Although closed-end funds rarely de-leverage their assets completely, sometimes such funds may be forced to reduce leverage when the underlying market weakens dramatically, causing the fund’s total assets to decline to a level where the leverage ratio exceeds the permitted maximum. A forced reduction in leverage can lead to a dividend reduction if the closed-end fund’s earnings that had been produced by the previously leveraged assets decline.

Closed-end funds usually are offered only once at their initial public offering price and are not actively marketed, although most closed-end funds trade actively and their shares are liquid. The Funds generally will invest in closed-end funds that trade on a national or international exchange. Some closed-end funds trade less actively and may not be very liquid. To the extent that a Fund invests in a thinly-traded closed-end fund, the Fund may be subject to the risk that it cannot close out of a position at any time it desires. When a Fund attempts to trade a greater number of shares than the average daily volume of the closed-end fund, the selling pressure will cause the closed-end fund’s price to fall and its discount to widen suddenly, causing a sharp decline in the value of the closed-end fund.

ETFs are a type of investment company whose investment objective is to achieve the same return as a particular market index. Legally classified as open-end companies or Unit Investment Trusts (“UITs”), they differ from mutual funds and UITs in various respects, including that (i) ETFs do not sell individual securities directly to investors, and only issue their shares in large blocks, and (ii) shares of ETFs are available for sale on secondary markets. ETFs in which the Funds may invest include SPDRs, DIAMONDS, and QQQQs. SPDRs are S&P Depositary Receipts that represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of securities that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. A MidCap SPDR is similar to a SPDR, except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holdings consist of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQQs (NASDAQ – 100 Index Tracking Stock) represent ownership in the NASDAQ – 100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQQs trade on the American Stock Exchange under the symbol QQQQ. Exchange-traded products also include PowerShares, WisdomTree, iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e–50, Fortune 500, streetTRACKS, and Vanguard ETFs.

Each Fund may also invest in various sector ETFs, such as the Basic Industries Select Sector Index, Consumer Services Select Sector Index, Consumer Staples Select Sector Index, Cyclical/Transportation Select Sector Index, Energy Select Sector Index, Financial Select Sector Index, Industrial Select Sector Index, Technology Select Sector Index, and Utilities Select Sector Index. Additionally, the Funds may invest in new exchange traded shares as they become available. As a shareholder of an investment company, a Fund will indirectly bear its pro rata portion of service and other fees of such other investment company, which are in addition to the fees the Fund pays its service providers.

INVESTMENT LIMITATIONS

Fundamental.  The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of a Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.         Borrowing Money. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.         Senior Securities. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.         Underwriting. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

4.         Real Estate. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.         Commodities. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.         Loans. The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.         Concentration. Each Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.         Diversification. With respect to 75% of its total assets, each Fund will not purchase securities issued by any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, or securities of other investment companies) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

With respect to the percentages adopted by the Trust as maximum limitations on a Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to each Fund and are Non-Fundamental (see also “Investment Limitations – Fundamental” above).

1.         Pledging. No Fund will mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any of its assets except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.         Borrowing. No Fund will purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.         Margin Purchases. No Fund will purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4.         Illiquid Investments. No Fund will invest more than 15% of its total assets in securities that may be considered illiquid, by virtue of the absence of a readily available market, legal or contractual restrictions on resale, longer maturities, or other factors limiting the marketability of the security. Generally, an illiquid security is any security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security. This policy does not apply to the acquisition of restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or commercial paper issued privately under Section 4(2) of that act, when such investments are considered to be liquid by the Advisor.

5.         Name Rule. Under normal circumstances, the Large Cap Fund and the Over-Reaction Fund will each invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities of large capitalization companies, which the Advisor defines as companies that are similar in market capitalization to those listed on the S&P 500® Index. As of June 30, 2009, the market capitalizations of companies included in the S&P 500® Index ranged from $643 million to $341 billion. Under normal circumstances, the Mid Cap Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities of medium capitalization companies, which the Advisor defines as companies with market capitalization ranging from $550 million to $20 billion. Under normal circumstances, the Small Cap Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities of small capitalization companies, which the Advisor defines as companies that are similar in market capitalization to those listed on the Russell 2000® Value Index. As of June 30, 2009, the average market capitalization of companies included in the Russell 2000® Value Index was $694 million. These investment policies are Non-Fundamental and may be changed by the Board of Trustees of the Trust, without a vote of shareholders, upon sixty (60) days’ prior written notice to shareholders.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund is required to include a schedule of portfolio holdings in its Annual and Semi-Annual Reports to shareholders, which is sent to shareholders within sixty (60) days of the end of the second and fourth fiscal quarters and filed with the SEC on Form N-CSR within seventy (70) days of the end of the second and fourth fiscal quarters. Each Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within sixty (60) days of the end of the first and third fiscal quarters. The Funds must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder upon request, free of charge. This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

Each Fund releases portfolio holdings to third-party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, distributor, transfer agent, fund accounting agent, administrator and custodian. The Funds also may disclose portfolio holdings, as needed, to their independent auditors, legal counsel, proxy voting services (if applicable), pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Funds do not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, the Funds may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Funds. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make a Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Funds, the Advisor, nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information. The Funds also may post their complete portfolio holdings to the Funds’ website within approximately 25 days after the end of the month, although they are not doing so at this time. The information would remain posted on the website until replaced by the information for the succeeding month. If the website is for some reason inoperable, the information would be supplied no more frequently then quarterly and on a delayed basis.

Except as described above, each Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board. The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose a Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of the Fund’s shareholders. The Board is also responsible for addressing conflicts of interest between the interests of a Fund’s shareholders, on the one hand, and the interests of the Advisor, principal underwriter, or any affiliated person of the Fund, their investment adviser, or their principal underwriter, on the other. Additionally, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund’s portfolio holdings.

INVESTMENT ADVISOR

The investment advisor for each Fund is Dreman Value Management, LLC, Harborside Financial Center, Plaza 10, Suite 800, Jersey City, NJ 07311. The Advisor also served as the investment adviser to each Predecessor Fund. David N. Dreman is the Chairman and Chief Investment Officer of the Advisor. Mr. Dreman controls a majority of the outstanding voting interests in the Advisor.

Under the terms of the investment advisory agreement between the Trust and the Advisor with respect to each Fund (each, an “Agreement” and collectively, the “Agreements”), the Advisor manages each Fund’s investments subject to approval of the Board of Trustees of the Trust. As compensation for its management services, each Fund is obligated to pay the Advisor a fee, computed and accrued daily, and paid monthly, at an annual rate of 0.60%, 0.85%, 0.85%, and 0.75% of the average daily net assets of the Large Cap Fund, Mid Cap Fund, Small Cap Fund, and Over-Reaction Fund, respectively.

The Advisor contractually has agreed to waive its fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that each Fund’s net expenses, excluding brokerage fees and commissions, 12b-1 fees (if applicable), borrowing costs (such as dividend expenses and interest on securities sold short), taxes, any indirect expenses (such as expenses incurred by other investment companies in which a Fund may invest), and extraordinary expenses, do not exceed the following levels:

Large Cap Fund – 1.29% for Class A, 0.99% for Class C, and 0.70% for Institutional Class

Mid Cap Fund – 1.29% for Class A, 1.20% for Class C, and 1.00% for Institutional Class

Small Cap Fund – 1.50% for Class A, 1.00% for Retail Class, and 1.00% for Institutional Class

Over-Reaction Fund – 1.29% for Class A, 1.20% for Class C, and 0.85% for Institutional Class

The contractual agreement with respect to each Fund and class of shares is in effect through February 28, 2011. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the relevant expense limitation.

Prior to January 22, 2008, the Advisor also served as the investment adviser to each Predecessor Fund. In addition, prior to June 1, 2009, each Fund except for the Small Cap Fund offered only one class of shares, the Retail Class. The Small Cap Fund offered both a Retail Class and an Institutional Class of shares. Accordingly, the following tables describes the investment advisory fees paid, and expenses waived and/or reimbursed for each Fund, including for its respective Predecessor Fund, as it relates to these predecessor classes, for the periods shown below.

Large Cap Fund

Fee	Fiscal Year ended October 31, 2008	Fiscal Year ended October 31, 2007	Fiscal Year ended October 31, 2006
Gross Investment Advisory Fees (Net of Waivers)	$55,013	$68,475	$54,292
Investment Advisory Fees Waived and/or Expenses Reimbursed	($120,764)	($84,274)	($54,292)
Net Investment Advisory Fees	$0	$0	$0

Mid Cap Fund

Fee	Fiscal Year ended October 31, 2008	Fiscal Year ended October 31, 2007	Fiscal Year ended October 31, 2006
Gross Investment Advisory Fees (Net of Waivers)	$17,866	$19,367	$11,425
Investment Advisory Fees Waived and/or Expenses Reimbursed	($135,425)	($108,890)	($11,425)
Net Investment Advisory Fees	$0	$0	$0

Small Cap Fund

Fee	Fiscal Year ended October 31, 2008	Fiscal Year ended October 31, 2007	Fiscal Year ended October 31, 2006
Gross Investment Advisory Fees (Net of Waivers)	$571,072	$316,022	$55,528
Investment Advisory Fees Waived and/or Expenses Reimbursed [1]	($6,610) [2]	($6,070)	($117,181)
Net Investment Advisory Fees	$564,462	$309,952	$0

Over-Reaction Fund 3

Fee	Fiscal Year ended October 31, 2008	Fiscal Period ended October 31, 2007
Gross Investment Advisory Fees (Net of Waivers)	$5,882	$2,901
Investment Advisory Fees Waived and/or Expenses Reimbursed	($135,507)	($78,484)
Net Investment Advisory Fees	$0	$0

[1]

Prior to August 22, 2007, the Small Cap Fund offered one class of shares, the Retail Class shares. These amounts reflect the Advisor’s commitment to cap the Retail Class shares’ expenses at 1.50% and the Institutional Class shares’ expenses at 1.25% of each class’s average daily net assets.

[2]	This amount is for Institutional Class shares only.
[3]	The Over-Reaction Fund (formerly, the Dreman Quantitative Large Cap Value Fund) commenced investment operations on April 3, 2007.

The Advisor is entitled to reimbursement from a Fund of any fees waived or expenses reimbursed if such reimbursement does not cause such Fund to exceed any existing applicable expense limitations and the reimbursement is made within three years after the year in which the Advisor incurred the expense. As of October 31, 2008, the amounts available for reimbursement by each Fund were as follows:

Fund	Amount	Recoverable Through October 31,
Large Cap Fund	$85,552	2009
	$84,274	2010
	$120,764	2011
Mid Cap Fund	$103,951	2009
	$108,890	2010
	$135,425	2011
Small Cap Fund	$102,492	2009
	$6,070	2010
	$6,610	2011
Over-Reaction Fund	$78,484	2010
	$135,507	2011

The Advisor retains the right to use the name “Dreman” in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust’s right to use the name “Dreman” automatically ceases ninety (90) days after termination of the Agreements and may be withdrawn by the Advisor on 90 days’ written notice.

The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, the Advisor believes that there would be no material impact on a Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. Each Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for a Fund, no preference will be shown for such securities.

Each Fund’s Agreement was approved by the Board of Trustees, including a majority of trustees who are not interested persons of the Trust or interested parties to the Agreement  (collectively, the “Independent Trustees” and, each an “Independent Trustee”), at an in-person organizational board meeting held on August 15, 2007. A discussion of the factors that the Board of Trustees considered in approving each Fund’s management agreement is contained in the Funds’ Semi-Annual Report to Shareholders for the period ended April 30, 2008.

About the Portfolio Managers

David N. Dreman and E. Clifton Hoover, Jr. serve as portfolio managers for all of the Funds; F. James Hutchinson serves as a portfolio manager for the Large Cap Fund and the Over-Reaction Fund; and Mark Roach as a portfolio manager for the Mid Cap Fund and the Small Cap Fund. Each of them is responsible for making the investment decisions for the Funds with respect to which each is a portfolio manager (each, a “Portfolio Manager”), except that David N. Dreman has ultimate authority with respect to each Fund’s investment decisions.

As of October 31, 2008, each Portfolio Manager was responsible for the management of the following types of accounts in addition to the Funds:

Portfolio Manager	Total Accounts by Type	Total Assets by Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Subject to a Performance Fee
David N. Dreman	Investment Companies: 17	Investment Companies: $7.13 billion	Investment Companies: 0	Investment Companies: 0
	Pooled Investment Vehicles: 6	Pooled Investment Vehicles: $146 million	Pooled Investment Vehicles: 3	Pooled Investment Vehicles: $5.23 million
	Other Accounts: 125	Other Accounts: $1.08 billion	Other Accounts: 0	Other Accounts: 0

E. Clifton Hoover, Jr.	Investment Companies: 13	Investment Companies: $6.9 billion	Investment Companies: 0	Investment Companies: 0
	Pooled Investment Vehicles: 0	Pooled Investment Vehicles: 0	Pooled Investment Vehicles: 0	Pooled Investment Vehicles: 0
	Other Accounts: 106	Other Accounts: $941 million	Other Accounts: 0	Other Accounts: 0

F. James Hutchinson	Investment Companies: 7	Investment Companies: $4.3 billion	Investment Companies: 0	Investment Companies: 0
	Pooled Investment Vehicles: 0	Pooled Investment Vehicles: 0	Pooled Investment Vehicles: 0	Pooled Investment Vehicles: 0
	Other Accounts: 0	Other Accounts: 0	Other Accounts: 0	Other Accounts: 0

Portfolio Manager	Total Accounts by Type	Total Assets by Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Subject to a Performance Fee
Mark Roach	Investment Companies: 10	Investment Companies: $2.1 billion	Investment Companies: 0	Investment Companies: 0
	Pooled Investment Vehicles: 0	Pooled Investment Vehicles: 0	Pooled Investment Vehicles: 0	Pooled Investment Vehicles: 0
	Other Accounts: 20	Other Accounts: 137	Other Accounts: 0	Other Accounts: 0

As of October 31, 2008, each Portfolio Manager is compensated for his services by the Advisor. Each Portfolio Manager’s compensation consisted of a fixed salary and an annual bonus based on the following: (i) the quality of research contributions, (ii) the performance of stock recommendations, and (iii) such Portfolio Manager’s overall contribution to the firm’s success. Finally, each Portfolio Manager is also eligible to participate in the Advisor’s profit sharing program. In addition, as a member of a related entity that acts as manager to three private equity funds, Mr. Dreman also shares in the performance fee that is received by the manager of these private funds, which is equal to 20% of all positive pre-tax performance returns in excess of the return since the last calculation date, accrued monthly and paid annually. This performance fee is in addition to the fixed management fee that the manager receives for managing each private fund’s portfolio. In contrast, the fees paid by the Funds to the Advisor are not based on the performance results of the Funds. The performance fee may create a potential conflict of interest by providing an incentive for Mr. Dreman to allocate more volatile stocks with greater capital appreciation opportunity to the private funds rather the Funds.

As of October 31, 2008, the Portfolio Managers beneficially owned the following dollar range of equity securities in the Funds they managed:

(1)	(2)
Name of Portfolio Manager:	Dollar Range of Equity Securities in the Fund(s)
David N. Dreman	$100,001 to $500,000 in the Large Cap Fund $500,001 to $1,000,000 in the Mid Cap Fund $500,001 to $1,000,000 in the Small Cap Fund $100,001 to $500,000 in the Over-Reaction Fund

Name of Portfolio Manager:	Dollar Range of Equity Securities in the Fund(s)
E. Clifton Hoover, Jr.	None in the Large Cap Fund None in the Mid Cap Fund None in the Small Cap Fund None in the Over-Reaction Fund
F. James Hutchinson	None in the Large Cap Fund None in the Over-Reaction Fund
Mark Roach	None in the Mid Cap Fund None in the Small Cap Fund

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust in accordance with the laws of the State of Delaware and the Trust’s Declaration of Trust. Each trustee will hold office until the Trust’s next annual meeting of shareholders and until their successors have been duly elected and qualified, or until their earlier resignation or removal. Each officer holds office at the pleasure of the Board of Trustees and serves for a term of one year or until their successor is duly elected and qualified.

The following tables set forth various information about the trustees and officers of the Trust. First is information about those trustees who are deemed not to be “interested persons” of the Trust, as that term is defined in the 1940 Act (i.e., “non-interested” trustees). Next is information about the Trust’s “interested” trustees and officers.

Name, Address and Age	Term of Office and Length of Time Served	Position(s) Held With the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Non-Interested Trustees
Brian R. Bruce 5945 Glendower Lane Plano, TX 75093 (age: 53)	Since 2007	Trustee	Director, Finance Institute, Southern Methodist University (August 2006 to Present); Previously, Chief Investment Officer, PanAgora Asset Management (December 1999 to March 2007).	5	Trustee, CM Advisers Family of Funds, a registered open-end management investment company, consisting of two portfolios (May 2003 to Present).

Robert B. Grossman, MD 35 Gilbert Street South Tinton Falls, NJ 07701 (age: 62)	Since 2007	Trustee	Orthopedic Surgeon in Private Practice.	5	None.
Robert A. Miller, Ph.D. 200 Norfolk Road Orlando, FL 32803 (age: 66)	Since 2007	Chairman of the Board of Trustees	Independent Consultant with the Registry of College and University Presidents and Interim Senior Vice President and Provost of Roger Williams University (October 2006 to June 2007); Previously, the President of Nazareth College in Rochester, New York (July 1998 to July 2005); Director, Bergmann Associates, LLC, a privately owned architectural and engineering firm based in Rochester, New York (2000 to 2004).	5	Director, International Assets Holding Corp., a publicly-traded financial services holding company (February 1998 to Present).
Interested Trustees and Officers
E. Clifton Hoover, Jr. c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 52)	Secretary since 2007	Trustee and Secretary

Co-Chief Investment Officer, Co-Director of Research and Managing Director of Dreman Value Management, LLC (2006 to Present); Previously, Managing Director and Portfolio Manager of NFJ Investment Group (1997 to 2006).

				N/A	N/A

_________________________

[1]

Mr. Dreman serves as a Trustee Ex-Officio of the Trust. “Trustee Ex-Officio” means a person serving as a trustee who has been duly elected or appointed as a trustee who is not granted the power to vote on matters that come before the trustees except under extraordinary circumstances, but who is otherwise entitled to attend and participate in the consideration of matters that come before the trustees. A Trustee Ex-Officio shall receive notice of each meeting of the Board of Trustees, shall have the right to attend and participate in the deliberations of the trustees, and shall have the same rights and privileges as each other trustee. Except as described below, a Trustee Ex-Officio shall not be included in any calculation of the presence of a quorum of the Board of Trustees or to determine the required vote needed to approve any matter, shall not have the power to vote or consent to the conduct of the business of the Trust as conducted by the trustees, and shall be an “interested person” of the Trust, as that term is defined in the 1940 Act.

At any time when there is only one trustee serving on the Board of Trustees who is an affiliated person of the Advisor, if such affiliated trustee becomes incapacitated or is otherwise unable to fulfill the duties of his or her office, and if there is then a Trustee Ex-Officio who is an affiliated person of the Advisor serving on the Board of Trustees, then such Trustee Ex-Officio (or the most senior of such affiliated Trustees Ex-Officio) will be come a trustee with full voting rights until such time as: the original trustee reassumes his or her duties, a successor is elected or appointed as provided in the Declaration of Trust, or the interim trustee otherwise declines or resigns from such temporary position. A Trustee Ex-Officio shall not hold the right to vote under this provision for a period of more than four consecutive months.

David N. Dreman c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 73)	Since 2007	Trustee Ex-Officio[1]	Founder, Chairman and Chief Investment Officer of Dreman Value Management, LLC and its predecessors (1977 to Present).	N/A	N/A
Salvatore Faia c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 46)	Since September 2009	Chief Compliance Officer	Chief Compliance Officer, Dreman Value Management, LLC (September 2009 to Present); Founder of Vigilant Compliance Services, LLC (2004 to Present); Previously, Attorney with PFPC Inc. (2002 to 2004).	N/A	N/A
William Murphy c/o Unified Fund Services, Inc. 2960 North Meridian Street, Suite 300 Indianapolis, IN 46208 (age: 46)	Since February 2008	Treasurer and Chief Financial Officer

Manager of Fund Administration for Unified Fund Services, Inc., the Trust’s administrator (October 2007 to Present); Assistant Treasurer of Unified Series Trust (February 2008 to Present); Previously, Supervisor, Separate Accounts Administration for American United Life Insurance Company (2000 to October 2007).

				N/A	N/A

John C. Swhear c/o Unified Fund Services, Inc. 2960 North Meridian Street, Suite 300 Indianapolis, IN 46208 (age: 48)	Since 2007	Acting Chief Executive Officer, Vice President and Anti-Money Laundering Compliance Officer

Vice President, Legal Administration and Compliance at Unified Fund Services, Inc. (April 2007 to Present); Chief Compliance Officer, Unified Financial Securities, Inc. (May 2007 to Present); Senior Vice President of Unified Series Trust (May 2007 to Present); Chief Compliance Officer, AML Officer, and Vice President of Valued Advisers Trust (August 2008 to Present); Previously, Employed in various positions with American United Life Insurance Company (from 1983 to April 2007), including: Associate General Counsel (April 2007), Investment Adviser Chief Compliance Officer (June 2004 to April 2007), Assistant Secretary to the Board of Directors (December 2002 to April 2007), Chief Compliance Officer of OneAmerica Funds, Inc. (June 2004 to April 2007), and Chief Counsel and Secretary, OneAmerica Securities, Inc. (December 2002 to April 2007).

			N/A	N/A

The Trust has a standing Audit Committee of the Board composed of Messrs. Bruce, Grossman and Miller. The Audit Committee generally meets each quarter with the Trust’s Chief Compliance Officer and Chief Financial Officer immediately before the regular meeting of the Board of Trustees. The functions of the Audit Committee are to meet with the Trust’s Independent Registered Public Accounting Firm to review the scope and findings of the annual audit, discuss the Trust’s accounting policies, discuss any recommendations of the Independent Registered Public Accounting Firm with respect to the Trust’s management practices, review the impact of changes in accounting standards on the Trust’s financial statements, recommend to the Board of Trustees the selection of the Independent Registered Public Accounting Firm, and perform such other duties as may be assigned to the Audit Committee by the Board of Trustees. During the fiscal year ended October 31, 2008, the Audit Committee met twice.

The Trust has a standing Governance and Nominating Committee of the Board composed of Messrs. Bruce, Grossman and Miller. The Governance and Nominating Committee is responsible for the selection and nomination of candidates to serve as trustees of the Trust. Although the Governance and Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as trustees, the Governance and Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Trust, in writing, at the address listed on the cover of this SAI. During the fiscal year ended October 31, 2008, the Governance and Nominating Committee met twice.

The following table lists the dollar range of equity securities beneficially owned by each trustee as of December 31, 2008 (i) in each Fund, and (ii) on an aggregate basis in any other funds overseen by the trustee within the Trust.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Dreman Contrarian Funds Overseen By Trustee
Brian R. Bruce	None	None
David N. Dreman [1]	Large Cap Fund – over $100,000 Mid Cap Fund – over $100,000 Small Cap Fund – over $100,000 Over-Reaction Fund – over $100,000	Over $100,000
Robert R. Grossman, MD	None	None
E. Clifton Hoover, Jr.	None	None
Robert A. Miller, Ph.D.	None	None

1 As Trustee Ex-Officio.

The Trust does not compensate the trustees and officers who are also officers or employees of the Advisor, Unified Financial Securities, Inc. (the “Distributor”), the Trust’s principal underwriter, or of any service provider. Non-interested trustees receive an annual retainer of $5,000 plus a fee of $1,250 for each meeting of the trustees which they attend in person or by telephone, and $1,250 payable to each Committee member for each Committee meeting attended which is not held in conjunction with a Board meeting of the Trust. Trustees and officers are reimbursed for travel and other out-of-pocket expenses. The Trust does not offer any retirement benefits for trustees.

Based upon the above fee schedule, the following table shows aggregate compensation paid to each trustee by the Trust in the fiscal year ended October 31, 2008:

(1) Name of Person, Position	(2) Aggregate Compensation From Trust	(3) Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	(4) Estimated Annual Benefits Upon Retirement	(5) Total Compensation from Trust Paid to Trustee
Brian R. Bruce – Trustee	$10,000	None	None	$10,000
David N. Dreman – Trustee Ex-Officio	None	None	None	None
Robert B. Grossman, MD – Trustee	$10,000	None	None	$10,000
E. Clifton Hoover, Jr. – Trustee	None	None	None	None
Robert A. Miller, Ph.D. – Trustee	$10,000	None	None	$10,000

Sales Loads. Class A shares of each Fund are sold with a front-end sales charge. There is no initial sales charge on purchases of Class A shares of $1 million or more, or purchases by qualified retirement plans with at least 200 employees, however, a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed if such Class A shares are redeemed within eighteen months of their purchase, based on the lower of the shares’ cost or current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. In addition, trustees, officers and employees of the Funds, the Advisor, and service providers of the Funds, including members of the immediate family of such individuals and employee benefit plans of such entities, may purchase and redeem Class A shares of a Fund without paying a sales charge to reflect the value of their relationship to the Funds. Class C shares of the Large Cap Fund, the Mid Cap Fund, and the Over-Reaction Fund are subject to a 1.00% CDSC if redeemed within one year of purchase. The Institutional Class shares of each Fund and the Retail Class shares of the Small Cap Fund are not subject to any sales charges.

Code of Ethics. The Trust, the Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to the particular Code of Ethics, to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts. These Codes of Ethics are designed to put the interests of shareholders before the interests of investment personnel. The Codes of Ethics are on public file with, and are available from, the SEC’s Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov.

Proxy Voting Policies. The Trust is required to disclose information concerning each Fund’s proxy voting policies and procedures to shareholders, including the procedures that a Fund will use when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Advisor, principal underwriter, or any affiliated person of the Fund, its investment adviser, or its principal underwriter, on the other. The Board of Trustees has delegated to the Advisor the responsibility for decisions regarding proxy voting for securities held by each Fund. The Advisor will vote such proxies in accordance with its proxy voting policies and procedures, which have been reviewed by the Board of Trustees, and which are found in Appendix A to this SAI. Any material changes to these proxy voting policies and procedures will be submitted to the Board of Trustees for approval. Information regarding how each Fund voted proxies relating to portfolio securities for the most recent twelve (12) month period ended June 30, 2008 is available: (1) without charge, upon request by calling (800) 247-1014 and (2) on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of any class of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s Fundamental policies or the terms of the investment advisory agreement with the Advisor.

As of September 25, 2009, the trustees and officers of the Trust, as a group, owned 19.07% of the Large Cap Fund, 50.00% of the Mid Cap Fund, 0.95% of the Small Cap Fund, and 27.79% of the Over-Reaction Fund.

As of September 25, 2009, the following persons are known to the Trust to be the beneficial owners of more than 5% of the outstanding shares of any Fund:

Large Cap Fund – Institutional Class

Name and Address	Percentage of Ownership
Edward D. Jones & Co., L.P. [1] 8640 South River Parkway Tempe, AZ 85284	77.81%
David N. Dreman 0698 Eppley Drive Aspen, CO 81611	19.07%

Mid Cap Fund – Institutional Class

Name and Address	Percentage of Ownership
David N. Dreman 0698 Eppley Drive Aspen, CO 81611	50.00%
Profit Sharing Plan of Contrarian Services Corp. Harborside Financial Center Plaza 10 Jersey City, NJ 07311	24.36%
National Financial Services, LLC 1 World Financial Center 200 Liberty Street New York, NY 10281	17.97%

Small Cap Fund – Retail Class

Name and Address	Percentage of Ownership
National Financial Services, LLC [2] 1 World Financial Center 200 Liberty Street New York, NY 10281	44.07%
Charles Schwab & Co., Inc. [3] 101 Montgomery Street San Francisco, CA 94104	28.71%
Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303	14.61%

Small Cap Fund – Institutional Class

Name and Address	Percentage of Ownership
Patterson & Company [4] 1525 West WT Harris Blvd. Charlotte, NC 28288	66.81%
Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55416	24.90%

Over-Reaction Fund – Institutional Class

Name and Address	Percentage of Ownership
Dreman Value Management, LLC [5] Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311	71.67%
David N. Dreman 0698 Eppley Drive Aspen, CO 81611	27.79%

[1]	Edward D. Jones & Co., L.P. is a Missouri Partnership.
[2]	National Financial Services, LLC is a Delaware limited liability company and a subsidiary of Fidelity Global Brokerage Group, Inc., which is a subsidiary of FMR LLC.
[3]	Charles Schwab & Co., Inc. is a California corporation and a subsidiary of The Charles Schwab Corporation.
[4]	Patterson & Company is a nominee name for Wachovia Securities, LLC, a Delaware limited liability company, which is a subsidiary of Wachovia Corporation.
[5]	Dreman Value Management, LLC is a Delaware limited liability company, controlled through a majority of its outstanding interests by David N. Dreman.

ADDITIONAL INFORMATION CONCERNING PURCHASES AND REDEMPTIONS

In General. The Trust makes a continuous offering of each Fund’s shares, but retains the right to reject any offer to purchase its shares.

For information concerning the purchase and redemption of shares of the Funds, see “How to Buy Shares” and “How to Redeem Shares” in the Funds’ prospectus. For a description of the methods used to determine the share price and value of Fund assets, see “Determination of Net Asset Value” in the Funds’ prospectus and “Net Asset Value” in this SAI.

Each Fund may authorize one or more brokers or other intermediaries (an “Intermediary”) to receive on its behalf purchase and redemption orders. Such Intermediaries would also be permitted to designate others to receive purchase and redemption orders on behalf of such Fund. A Fund will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, its authorized designee, receives the order. Customer orders will be priced at the applicable Fund’s net asset value next computed after they are received by an authorized Intermediary and accepted by the Fund, plus any applicable sales charge.

Net Asset Value. The net asset value of the shares of each Fund is determined as of the close of trading on the New York Stock Exchange (the “NYSE”), which is normally 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in a Fund’s securities to materially affect the net asset value. The Trust is open for business on every day on which the NYSE is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Equity securities generally are valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. Options traded on major exchanges are valued at the last quoted sales price on their primary exchange or, if there is no sale on the applicable exchange on such day, then the last quoted bid price as of the close of such exchange will be used. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Advisor in good faith according to guidelines established by the Board of Trustees. The Trust’s fund accounting agent maintains a pricing review committee that will review any fair value provided by the Advisor, subject to the ultimate review and approval of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than sixty (60) days when acquired, or which subsequently are within sixty (60) days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

A Fund’s net asset value per share is computed by adding the total value of the securities held by the Fund, plus any cash or other assets (including interest and dividends accrued but not yet received), subtracting all liabilities (included accrued expenses), and then dividing by the total number of shares of the particular class of such Fund outstanding at such time.

Anti-Money Laundering Policy. Customer identification and verification is part of the Funds’ overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Funds, adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Funds’ transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees. John C. Swhear, a Vice President of the Trust, also serves as the Trust’s Anti-Money Laundering Compliance Officer.

Customer Identification Policy. When you open an account with a Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. Each Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Funds’ transfer agent, they are deemed to be in the best interest of a Fund, or in cases where a Fund is requested or compelled to do so by governmental or law enforcement authority.

Frequent Purchases and Redemptions of Shares. The Funds are intended as long-term investment vehicles and not to provide a means of speculating on short-term market movements. In addition, excessive trading can hurt a Fund’s performance and shareholders. Accordingly, it is the policy of the Trust not to enter into any arrangements to permit frequent purchases or redemptions of shares of any Funds. Effective with purchases on or after June 1, 2009, for an investment in the Retail Class shares of the Small Cap Fund, a 1.00% short-term redemption fee will be assessed against investment proceeds withdrawn within sixty (60) days of investment. For purchases made prior to June 1, 2009, the redemption fee will be assessed against investment proceeds withdrawn within one year of investment. For purchases of Institutional Class shares of the Large Cap Fund, the Mid Cap Fund, and the Over-Reaction Fund (formerly designated as Retail Class shares) prior to June 1, 2009, a 1.00% redemption fee will be assessed against investment proceeds withdrawn within one year of investment. The redemption fee applies to all shareholders and accounts in the applicable Fund and share class. The Trust may waive this fee for mandatory retirement withdrawals and for its systematic withdrawal plan. Any redemption fees are credited to the applicable Fund. This redemption fee is imposed to prevent short-term trading and to offset transaction and other costs associated with short-term trading.

Rule 18f-3 Plan. The Board of Trustees has adopted a Rule 18f-3 Multiple Class Plan on behalf of the Trust. The key features of the Rule 18f-3 Plan are that shares of each class of each Fund represent an equal pro rata interest in such Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class. The Class A shares and Retail Class shares bear an on-going 0.25% 12b-1 distribution fee, and Class C shares bear an on-going 1.00% 12b-1 distribution fee. Institutional Class shares are not subject to a 12b-1 distribution fee, and generally have a higher initial minimum investment than the Class A, Class C, or Retail Class shares. Class A shares are sold subject to a sales charge, and Class C shares are sold subject to a contingent deferred sales charge. Institutional Class shares are only available for purchase by high net worth individual investors and qualified institutions purchasing shares for their own account or for qualifying omnibus accounts.

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. A Fund’s portfolio turnover rate is a measure of the Fund’s portfolio activity, and is calculated by dividing the lesser of purchases or sales of securities by the average value of the portfolio securities held during the period. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Mid Cap Fund experienced a higher turnover rate in 2007 due to a change in portfolio managers that reevaluated the Fund’s portfolio holdings. This resulted in a significant spike in the turnover rate for 2007. Normally, the Mid Cap Fund’s annual portfolio turnover rate is expected to be between 30 to 50%. The Small Cap Fund experienced a higher turnover rate in 2007 as compared to 2008 as a result of significant investment opportunities that were present in 2007. In the future, this fund may experience higher turnover rates in response to the investment environment. The Over-Reaction Fund experienced a higher turnover rate in 2008 due to quarterly rebalancing of the portfolio. Because market fluctuations and volatility remained elevated during that timeframe, the rebalancing resulted in higher turnover. The Over-Reaction Fund will likely continue to experience a high portfolio turnover rate.

The following table sets forth each Fund’s turnover rate for the periods indicated:

Fund	Fiscal Year Ended October 31, 2008	Fiscal Year Ended October 31, 2007
Large Cap Fund	32.62%	24.65%
Mid Cap Fund	52.45%	101.11%
Small Cap Fund	46.95%	83.39%
Over-Reaction Fund [1]	118.25%	77.29%
[1]	The Over-Reaction Fund commenced investment operations on April 3, 2007.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Funds’ portfolio decisions and the placing of the Funds’ portfolio transactions. In effecting purchases and sales of securities for the account of each Fund, the Advisor will seek best execution of orders. In certain instances, the Advisor may be permitted to pay higher brokerage commissions for research services. Consistent with this policy, orders for transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm’s professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to the Funds and the Advisor. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of the Advisor. When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place orders with firms that provide market, statistical and other research information to the Funds or the Advisor, although the Advisor is not authorized to pay higher commissions to firms that provide such services, except as described below.

The Advisor may in certain instances be permitted to pay higher brokerage commissions for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a “mixed use,” a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by the Advisor in cash. Subject to Section 28(e), the Funds could pay a firm that provides research services commissions for effecting a securities transaction for the Funds in excess of the amount other firms would have charged for the transaction if the Advisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or the Advisor’s overall responsibilities to the Fund and other clients. Not all of such research services may be useful or of value in advising the Fund. Management fees received by the Advisor from each Fund are not reduced because these research services are received.

The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor’s overall responsibilities with respect to the Funds and to other accounts over which it exercises investment discretion.

The Advisor receives written research data from brokers relative to economic and individual security analysis. The Advisor also may enter into “soft dollar” arrangements with certain brokers whereby such brokers partially pay for the Advisor’s use of online data services such as Bloomberg and Factset for investment research. These payments will be made in exchange for the Advisor’s employing the broker to execute client transactions. The research products and services and online data services provided or paid for by brokers shall be used by the Advisor in servicing all of its clients’ accounts. In addition, assuming a broker provides the best price and best execution, the Advisor may direct Fund brokerage transactions to such broker in return for research provided by the broker and used by the Advisor in conducting its advisory business.

Prior to January 22, 2008, the Advisor also served as the investment adviser to each Predecessor Fund. For the fiscal period ended October 31, 2008, the Adviser directed the following brokerage transactions to brokers who provided research services to the Adviser:

Fund	Amount of Transactions	Brokerage Commissions Paid
Large Cap Fund	$2,986,320	$2,290
Mid Cap Fund	$866,000	$655
Small Cap Fund	$99,337,669	$119,913
Over-Reaction Fund	$183,481	$202

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

To the extent the Funds and another of the Advisor’s clients seek to acquire the same security at about the same time, the Funds may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Funds may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Funds. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made by random client selection, or such other method as the Advisor deems fair and reasonable.

For the fiscal years or periods ended October 31, 2008, 2007 and 2006, the Funds, including the Predecessor Funds, paid brokerage commissions (including markups on principal transactions) as follows:

Fund	2008	2007	2006
Large Cap Fund	$3,543	$3,068	$2,231
Mid Cap Fund	$1,979	$3,649	$1,135
Small Cap Fund	$84,239	$103,251	$40,182
Over-Reaction Fund [1]	$1,202	$1,039	N/A
[1]	The Over-Reaction Fund commenced investment operations on April 3, 2007.

STATUS AND TAXATION OF THE FUNDS

Each Fund was organized as a series of a statutory trust, and each intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that each Fund actually will so qualify. If a Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

If a Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If a Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund. In such event, dividend distributions would be taxable to shareholders to the extent of the applicable Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, each Fund must, among other requirements:

•

Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The Funds may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If they do so, the Funds will have to include in their income each share of the original issue discount that accrues on the securities during the taxable year, even if the Funds receive no corresponding payment on the securities during the year. Because the Funds annually must distribute (a) 98% of their ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of their investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Funds may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash they actually receive. Those distributions would be made from each Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary. The Funds might realize capital gains or losses from any such sales, which would increase or decrease the Funds’ investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses a Fund realizes in connection with the hedge. Each Fund’s income from options and futures in each case derived with respect to its business of investing in stock, or securities or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report a Fund’s distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carry forwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any capital loss remaining is lost as a deduction. As of October 31, 2008, the Small Cap Fund did not have any unused capital loss carry-forwards. As of October 31, 2008, the Mid Cap Fund, the Large Cap Fund and the Over-Reaction Fund had the following capital loss carry-forwards available to offset future capital gains through the indicated expiration dates:

Fund	Amount	Expiration Date
Mid Cap Fund	$140,110	2016
Large Cap Fund	$195,323	2016
Over-Reaction Fund	$330,029	2016

The portion of the dividends a Fund pays (other than capital gains distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are generally subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, a Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, Fund distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting a Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Funds’ investments (the “Custodian”). The Custodian acts as the Funds’ depository, safekeeps their portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties. The Custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Unified Fund Services, Inc. (“Unified”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc. (the “Distributor”), the Trust’s distributor. Unified and the Distributor each operates as a wholly-owned subsidiary of Huntington.

FUND SERVICES

Unified, 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, acts as the Funds’ transfer agent. Some of the officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of each of the Custodian and Distributor.

Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, performs compliance services, and performs other transfer agent and shareholder service functions. Unified also provides each Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. In addition, Unified provides the Funds with fund accounting services, which includes certain monthly reports, recordkeeping and other management-related services. Effective October 1, 2009, the Trust pays Unified a monthly fee for these services, which is allocated to the Funds based on each Fund’s proportionate share of net assets in the Trust for the month. This fee is equal to an annual rate of $400,000 for total Trust assets below $1 billion. In the event that total Trust assets exceed $1 billion, the Trust will pay Unified a fee of 0.05% of total average net assets of the Trust. Prior to October 1, 2009, Unified was compensated under a different fee schedule.

Prior to January 22, 2008, the Predecessor Funds were series of Unified Series Trust, an affiliated party of Unified. For its administrative services, Unified received the following fees from each Fund, including its Predecessor Fund, during the fiscal years or periods ended October 31, 2008, 2007 and 2006:

Fund	2008	2007	2006
Large Cap Fund	$30,208	$30,333	$25,916
Mid Cap Fund	$30,208	$30,165	$26,084
Small Cap Fund	$65,413	$37,673	$25,917
Over-Reaction Fund [1]	$30,041	$19,000	N/A
[1]	The Over-Reaction Fund commenced investment operations on April 3, 2007.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd. located at 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as the independent registered public accountants for the fiscal year ending October 31, 2009. Cohen Fund Audit Services performs an annual audit of each Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208 (the “Distributor”), is the exclusive agent for distribution of shares of the Funds. Certain officers of the Trust may also be officers or employees of the Distributor and therefore, the Trust may be deemed to be an affiliate of the Distributor. The Distributor, Unified, and the Custodian are controlled by Huntington Bancshares, Inc. The Distributor is obligated to sell the shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis.

For its services as the principal underwriter of each Fund’s shares, the Distributor receives a monthly fee, paid by the Advisor and not by the Funds or the Trust, at the rate of 0.01% of the average daily net assets of the Trust, subject to a monthly minimum fee. This monthly minimum fee is calculated at $300 times the number of funds offered by the Trust. The Distributor is also reimbursed for certain out-of-pocket expenses which include but are not limited to: printing, postage and handling, shipping, record storage, legal expenses associated with negotiating customized agreements with selling group counterparties and regulatory filing fees and all other expenses incurred on behalf of the Trust. Additional fees not contemplated in this schedule will be negotiated on a per occurrence basis.

Prior to January 22, 2008, the Distributor also served as the principal underwriter to each Predecessor Fund. During the most recent fiscal year ended October 31, 2008, the Distributor received the following commissions and other compensation from each Fund:

Name of Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation [1]
Large Cap Fund	$0	$0	$0	$0
Mid Cap Fund	$0	$0	$0	$0
Small Cap Fund	$0	$0	$0	$0
Over-Reaction Fund	$0	$0	$0	$0

1	The Distributor may receive Distribution (i.e., Rule 12b-1) fees from each Fund in connection with the sale of shares and servicing of shareholders.

DISTRIBUTION PLANS

Each Fund has adopted a distribution plan for its Class A shares in accordance with Rule 12b-1 under the 1940 Act, under which the Fund can pay a fee of up to 0.25% of the Fund’s average daily net assets of Class A shares. Each of the Large Cap Fund, the Mid Cap Fund, and the Over-Reaction Fund has also adopted a Rule 12b-1 plan for Class C shares, under which the Fund can pay a fee of up to 1.00% of the Fund’s average daily net assets of Class C shares (0.75% to help defray the cost of distributing Class C shares and 0.25% for servicing Class C shareholders). Each of these plans was approved by a majority of the Board of Trustees of the Trust, including a majority of the trustees who are not interested persons of the Trust or the Funds, and who have no direct or indirect financial interest in the operation of any of these Rule 12b-1 plans or in any other Rule 12b-1 agreement, cast in person at a meeting on May 13, 2009 called for the purpose of, among other things, voting on such plan. In addition, the Small Cap Fund has adopted a Rule 12b-1 plan for its Retail Class shares, under which the Fund can pay a fee of up to 0.25% of the Fund’s average daily net assets of Retail Class shares. This plan was approved by a majority of the Board of Trustees, as described above, at a meeting on August 15, 2007.

Each Rule 12b-1 plan described above provides that the Fund will pay the Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature, and servicing shareholder accounts (“12b-1 Expenses”). Each Fund and/or its Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement.

Each Rule 12b-1 plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that each plan will benefit the applicable shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale.

The Trust and the Advisor have entered into a Distribution Coordination Agreement pursuant to which the Advisor agrees to coordinate the distribution of each class of shares of each Fund, for which each Fund pays the Advisor the 12b-1 fee described above.

Prior to June 1, 2009, the Institutional Class shares of the Large Cap Fund, the Mid Cap Fund, and the Over-Reaction Fund were designated as Retail Class shares. Up until that time, the Advisor was waiving its 0.25% 12b-1 fee for each of these Funds. In addition, prior to January 22, 2008, each Predecessor Fund had a Rule 12b-1 distribution plan in place with regard to Retail Class shares. Therefore, for the fiscal year ended October 31, 2008, the Advisor voluntarily waived payment of the 12b-1 fees from the Retail Class shares of each Fund in the following amounts.

Fund	2008
Large Cap Fund	$18,306
Mid Cap Fund	$5,247
Small Cap Fund	$142,116
Over-Reaction Fund	$1,960

Effective June 1, 2009, Retail Class shares of the Large Cap Fund, the Mid Cap Fund, and the Over-Reaction Fund were re-designated as Institutional Class shares, and the plans were eliminated. Also effective June 1, 2009, the voluntary waiver of 12b-1 fees with respect to the Retail Class shares of the Small Cap Fund was discontinued.

PERFORMANCE

          The performance of the Funds may be compared to the performance of various indices and investments for which reliable performance data is available, including to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Funds’ Annual Report to Shareholders contains additional performance information and will be made available to investors upon request and without charge.

FINANCIAL STATEMENTS

The Annual Report to Shareholders with respect to the Funds for the fiscal year ended October 31, 2008 as been filed with the SEC. The financial statements contained in such Annual Report are incorporated by reference in this SAI. No other parts of the Annual Report to Shareholders are included herein. The financial statements and financial highlights for the Funds included in such Annual Report to Shareholders have been audited by the Funds’ (and the Predecessor Funds’) independent registered public accountants, Cohen Fund Audit Services, Ltd., whose report thereon also appears in such Annual Report. The financial statements in such Annual Report have been included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

APPENDIX A

I.	PROXY VOTING POLICY AND PROCEDURES
A.	Policy.

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When DVM has discretion to vote the proxies of its Clients, it will vote those proxies in the best interest of its Clients and in accordance with these policies and procedures.

B.	Proxy Voting Procedures.

All proxies received by Dreman Value Management, LLC will be sent to the Chief Operating Officer, VP of Operations, or their designate. The person that receives the proxy will:

1.	Keep a record of each proxy received.

2.         Forward the proxy to both the Portfolio Manager and DVM’s Chief Investment Officer (the “CIO”).

3.         Determine which accounts managed by DVM holds the security to which the proxy relates.

4.         Provide the Portfolio Manager and the CIO with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which DVM must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

5.         Absent material conflicts (see Section V), the Portfolio Manager and CIO will determine how DVM should vote the proxy. The Portfolio Manager and the CIO will send their decision on how Dreman Value Management, LLC will vote the proxy to the Chief Operating Officer or VP of Operations. The person receiving the instructions is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

6.         DVM may retain a third party to assist it in coordinating and voting proxies with respect to Client securities. If so, the Chief Operating Officer or VP of Operations shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

7.         Where a Client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, DVM will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Client. If any proxy material is received by DVM for such account, it will promptly be forwarded to the Client or specified third party.

8.         DVM shall promptly provide to each investment company Client for which it has discretion to vote proxies, any and all information necessary for such investment company Client, or its investment adviser or administrator, to timely file its Form N-PX under the 1940 Act. Form N-PX will provide information concerning each matter relating to a portfolio security considered at any shareholder meeting with respect to which an investment company Client was entitled to vote. Each Form N-PX will need to be filed no later than August 31st of each year, and will cover all proxy votes with respect to which a mutual fund was entitled to vote for the period July 1st through June 30th. DVM shall maintain and provide the following information concerning any shareholder meetings with respect to which an investment company Client was entitled to vote:

•	the name of the issuer of the portfolio security;
•	the exchange ticker symbol of the portfolio security[1];
•	the CUSIP number of the portfolio security[1];
•	the shareholder meeting date;
•	a brief description of the matter voted on;
•	whether the matter was put forward by the issuer or a shareholder;
•	whether the investment company Client voted;
•	how the investment company Client cast its vote; and
•	whether the investment company Client cast its vote for or against management.
C.	Voting Guidelines.

In the absence of specific voting guidelines from a Client, DVM will vote proxies in the best interest of each particular Client, which may result in different voting results for proxies for the same issuer. DVM believes that voting proxies in accordance with the following guidelines is in the best interest of its Client.

Generally, DVM will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

Generally, DVM will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, DVM shall determine whether a proposal is in the best interest of its Clients and may take into account the following factors, among others:

_________________________

1  The exchange ticker symbol and CUSIP number may be difficult to obtain for certain portfolio securities, such as foreign issuers. Accordingly, such information may be omitted if it’s not available through reasonably practicable means.

1.         Whether the proposal was recommended by management and DVM’s opinion of management;

2.	Whether the proposal acts to entrench existing management; and

3.         Whether the proposal fairly compensates management for past and future performance.

DVM reserves the right to add to these factors as it deems necessary in order to ensure that further categories of proposals are covered and that the general principles in determining how to vote all proxies are fully stated.

D.	Conflicts of Interest.

The Compliance Officer will identify any conflicts that exist between the interest of DVM and its Clients. This examination will include a review of the relationship of DVM and its affiliates with the issuer of each security to determine if the issuer is a Client of DVM or an affiliate of DVM or has some other relationship with DVM or a Client of DVM.

If a material conflict exist, DVM will determine whether voting in accordance with the voting guidelines and factors described above is in the best interest of the Client. DVM will also determine whether it is appropriate to disclose the conflict to the affected Clients and, except in the case of Clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the Clients the opportunity to vote their proxies themselves. In the case of ERISA Clients, if the Investment Management Agreement reserves to the ERISA Client the authority to vote proxies when DVM determines it has a material conflict that affects its best judgment as an ERISA fiduciary, DVM will give the ERISA Client the opportunity to vote the proxies themselves.

E.	Disclosure.

DVM will disclose in its Form ADV, Part II that Clients may contact the COO or CCO or Compliance Manager, or Compliance staff person, via e-mail or telephone at mappleton@dreman.com or 201-793-2005 in order to obtain information on how DVM voted such Client’s proxies, and to request a copy of these policies and procedures. If a Client requests this information, the CCO will prepare a written response to the Client that lists, with respect to each voted proxy that the Client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how DVM voted the Client’s proxy.

A concise summary of these Proxy Voting Policies and Procedures will be included in DVM’s Form ADV, Part II, and will be updated whenever these policies and procedures are updated. The CCO or his designee will arrange for a copy of this summary to be sent to all existing Clients, either as a separate mailing or along with a periodic account statement or other correspondence sent to Clients.

F.	Record Keeping.

The Compliance Officer will maintain files relating to DVM proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of DVM. Records of the following will be included in the files:

1.         Copies of these proxy voting policies and procedures and any amendments thereto.

2.         A copy of each proxy statement that DVM receives provided however that DVM may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available. DVM may also choose to have a third party retain a copy of the proxy statements, provided that third party undertakes to provide a copy of the proxy statement promptly upon request.

3.         A record of each vote that DVM casts. DVM may also rely on a third party to retain a copy of the votes cast, provided that third party undertakes to provide a copy of the record promptly upon request.

4.         A copy of any document DVM created that was material to making a decision how to vote proxies, or that memorializes that decision.

5.         A copy of each written Client request for information on how DVM voted such Client’s proxies, and a copy of any written response to any (written and oral) Client request for information on how DVM voted its proxy.

6.         DVM will coordinate with all investment company Clients to assist in the provision of all information required to be filed on Form N-PX.

PHI 316,456,954v3 8-27-09

DREMAN CONTRARIAN FUNDS

Dreman Contrarian International Value Fund

PROSPECTUS

October 14, 2009

Dreman Contrarian Funds

c/o Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

(800) 247-1014

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

PAGE

RISK/RETURN SUMMARY	1
FEES AND EXPENSES OF INVESTING IN THE FUND	5
GENERAL INVESTMENT STRATEGIES AND RELATED RISKS	7
MANAGEMENT OF THE FUND	10
HOW TO BUY SHARES	12
HOW TO REDEEM SHARES	15
DETERMINATION OF NET ASSET VALUE	18
DIVIDENDS, DISTRIBUTIONS AND TAXES	19
FINANCIAL HIGHLIGHTS	21
FOR MORE INFORMATION	BACK COVER

DREMAN CONTRARIAN FUNDS

DREMAN CONTRARIAN INTERNATIONAL VALUE FUND

Risk/Return Summary

Investment Objective

The investment objective of the Dreman Contrarian International Value Fund (the “Fund”) is capital appreciation.

Principal Strategies

The Fund will seek to achieve its objective by investing in a diversified portfolio consisting primarily of equity securities that are undervalued in the opinion of the Fund’s investment adviser, Dreman Value Management, LLC (the “Advisor”). Equity securities consist of common stocks and securities convertible into common stocks, such as warrants, rights, convertible bonds, debentures or convertible preferred stock. The Advisor seeks to find overlooked companies with low price-to-earnings (“P/E”) ratios, solid financial strength and strong management that are selling below their current market value.

Under normal market conditions, the Fund will invest at least 80% of its assets in the equity securities of issuers that are located outside of the U.S., or which derive a significant portion of their business or profits from outside of the U.S. This investment policy is not fundamental and may be changed by the Board of Trustees of the Trust, without a vote of shareholders, upon sixty (60) days’ prior written notice to shareholders. The Fund will normally invest in companies located in at least three countries outside of the U.S. Although the Fund is not subject to any additional geographic requirement, the Fund intends to invest most of its assets in equity securities of issuers located in countries which are generally considered to have developed markets, such as the United Kingdom, the eleven Euro-zone countries (France, Germany, Italy, Spain, Portugal, Finland, Ireland, Belgium, the Netherlands, Luxembourg and Austria), Switzerland, Norway, Japan, Hong Kong, Australia, and Singapore. The Fund may invest up to 50% of its assets in equity securities issued by companies in “developing countries” or “emerging markets,” including but not limited to countries or markets such as Taiwan, Malaysia, Indonesia, Brazil, Mexico, Korea, China and India.

The Fund will primarily hold equity securities of companies listed on a foreign securities exchange or quoted on an established foreign over-the-counter market, and the securities may also be listed or traded in the form of American Depository Receipts, Global Depository Receipts or other types of depository receipts. The securities listed on a foreign securities exchange or quoted on an established foreign over-the-counter market may be either within or outside of the issuer’s domicile country. The Fund may also invest in the shares of closed-end investment companies, including exchange-traded investment companies that invest in securities that are consistent with the Fund’s investment objective and policies.

The Fund has the authority to enter into forward contracts to purchase or sell foreign currencies, purchase and write covered call options on foreign currencies and to enter into contracts for the purchase or sale for future delivery of foreign currencies. The Fund will engage in these financial and currency futures contracts and related options and currency options as a hedging technique to minimize the effect of currency fluctuations on the Fund and not for speculative purposes. On occasion, the Advisor may invest up to 20% of the assets of the Fund in fixed income securities if the Advisor anticipates that interest rate changes in the marketplace may cause the value of the securities held to appreciate. In addition, the Advisor may invest in excess of 20% of the Fund’s assets in fixed income securities if the Advisor believes that the equity markets currently pose an unreasonable degree of risk and therefore the Advisor is taking a temporary defensive posture. Should such a temporary defensive posture be taken, the Fund may not comply with its usual investment restrictions and limitations.

In considering whether to purchase a particular security, the Advisor considers a number of factors. Securities having a low P/E ratio are used to initially screen securities and establish the potential universe of securities from which the Advisor will select investments. The Advisor will then perform an analytical process to make the final security selection. The specific factors considered in this process will vary depending on the particular security, the sector it is in, as well as market conditions; however, these specific factors may include: trailing twelve month P/E ratio, price to book ratio, dividend yield, the method in which the company has historically utilized free cash flow (such as stock buy back programs, financing capital expenditures, etc.), market capitalization, stock price relative to the stock’s historical stock price, earnings growth rate, debt to capital ratio, and return on equity. The order of the list above does not necessarily represent the order or weight given to those factors. Additional factors may be considered by the Advisor depending on market conditions and the security being evaluated for purchase.

Principal Risks of Investing in the Fund:

•

Equity Risk. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will under-perform the securities markets generally.

•

Value Risk. The Fund seeks to invest in securities that are undervalued or out of favor with the market in the Advisor’s opinion. The market may not agree with the Advisor’s determination that a security is undervalued, and the security’s price may not increase to what the Advisor believes is its full value. It may even decrease in value. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

•

Management Risk. The Advisor’s value-oriented approach may fail to produce the intended results. If the Advisor’s perception of the value of a company is not realized in the expected time frame, the Fund’s overall performance may suffer.

•

Foreign Risk. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Foreign investments may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation, and legal systems or market practices that permit inequitable treatment of minority and/or non-domestic investors. The Fund also invests in securities of companies that trade in emerging and developing markets. In addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded in more developed markets.

•

Derivatives Risk. Options and futures in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

•

Closed-End Fund Risk. When the Fund invests in closed-end funds, it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying closed-end funds. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the risks taken by the underlying funds in which it invests. In addition, closed-end funds pose additional risks. The amount of public information available about closed-end funds is generally less than for mutual funds. Consequently, the Advisor may make investment decisions based on information that is incomplete or inaccurate. In addition, because closed-end funds are not redeemable at the holder’s option, such funds typically trade primarily on the secondary market. The secondary market for non-exchange listed funds tends to be less liquid, which may adversely affect the Fund’s ability to sell its securities at attractive prices. In addition, such securities may be subject to increased price volatility. The market price of a closed-end fund’s shares may be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions, and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than, or equal to, the closed end fund’s net asset value. This means that a closed end fund’s shares may trade at a discount to (or below) its net asset value.

•	The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary and you could lose money.

Is the Fund right for you?

The Fund may be a suitable investment for:

•	long-term investors seeking a fund with an investment strategy of capital appreciation

•	investors willing to accept greater price fluctuations associated with investments in foreign issuers

•	investors who can tolerate the general risks associated with equity investments
•	investors who can tolerate the greater risks associated with foreign issuers

How has the Fund performed in the past?

No performance information is being presented because the Fund has not yet completed a full calendar year of investment operations.

FEES AND EXPENSES OF INVESTING IN THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee [1,2]	1.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	1.00%
Distribution (12b-1) Fees [3]	0.25%
Other Expenses [4]	33.07%
Acquired Fund Fees and Expenses 4, [5]	0.05%
Total Annual Fund Operating Expenses (Before Waivers)	34.37%
Fee Waiver [3,6]	(32.67)%
Net Expenses [3,5,6]	1.70%
1.	A $15 wire transfer fee is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

2.

The Fund is intended for long-term investors. To discourage short-term trading and market timing, which can increase Fund costs, the Fund charges a 1.00% early redemption fee on shares redeemed within 60 days of purchase. The Fund may waive this fee for mandatory retirement withdrawals and for its systematic withdrawal plan.

3.

The Advisor currently is waiving the 12b-1 fee of 0.25% for the Fund, which results in net expenses after waiver and reimbursement of 1.45%. This 12b-1 fee waiver is voluntary and may be discontinued at any time. Accordingly, it is not reflected in the numbers included in the fee table above under “Fee Waiver” or “Net Expenses.”

4.

The Fund is a new fund and does not yet have a full year of operating history. Accordingly, the captions “Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year. The Fund’s financial statements reflect actual expenses incurred during the Fund’s initial fiscal period of October 15, 2008 (commencement of operations) through October 31, 2008. Because this fee table includes estimates for the Fund’s first full fiscal year, “Net Expenses” will not correlate to the ratio of expenses to average net assets found in the Fund’s financial statements, or in the “Financial Highlights” section of this prospectus.

5.

“Acquired Fund Fees and Expenses” represent the pro rata expense indirectly incurred by the Fund as a result of investing in money market funds or other investment companies that have their own expenses. Acquired Fund Fees and Expenses are not used to calculate the Fund’s net asset value. In addition, “Net Expenses” in this fee table will not correlate to the ratio of expenses to average net assets found in the Fund’s financial statements, or in the “Financial Highlights” section of this prospectus. The financial statements include only the direct operating expenses incurred by the Fund, not the Acquired Fund Fees and Expenses or the 12b-1 fees which were being voluntarily waived. Excluding the Acquired Fund Fees and Expenses, the Fund’s Net Expenses before the voluntary waiver of the 12b-1 fee of 0.25% is 1.65%.

6.

The Advisor has contractually agreed to waive its management fee and/or reimburse certain operating expenses (excluding brokerage fees and commissions, 12b-1 fees, borrowing costs such as interest and dividend expenses on securities sold short, taxes, extraordinary expenses and any indirect expenses such as Acquired Fund Fees and Expenses), but only to the extent necessary to maintain the Fund’s operating expenses at 1.40% of its average daily net assets. Net Expenses of the Fund will be higher than this amount because Net Expenses include 12b-1 fees and the Acquired Fund Fees and Expenses. The Advisor’s contractual agreement to waive its management fee and/or reimburse certain operating expenses runs through February 28, 2011. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the relevant expense limitation set forth above.

Example:

Based on the costs above, this example helps you compare the expenses of the Fund’s shares to those of other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained for at least one year at rates described above. This example also assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that you earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

1 Year	3 Years
$179	$4,207

GENERAL INVESTMENT STRATEGIES AND RELATED RISKS

Value Stocks. The Advisor is a deep value contrarian investor that focuses on finding bargains – temporarily depressed or overlooked stocks that the market has misjudged as to future prospects. For example, securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, its industry or the stock market in general, or as a result of market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company. However, the Advisor does not focus exclusively on the “cheapness” of the stock. The Advisor will apply careful and sophisticated analytical techniques to each stock in the low P/E universe to identify those with fundamental financial strength. The Advisor also will seek to limit the risks of investing in the Fund by avoiding the deceptively appealing fad of the day. The Advisor believes that buying securities at a price that is below their true worth may achieve greater returns for the Fund than those generated by paying premium prices for companies currently in favor in the market. The Advisor typically will sell a stock when the Advisor believes that its price is unlikely to go higher, its fundamental factors have changed, or other investments offer better opportunities. The Advisor will seek to avoid the common mistake of “overstaying,” or watching the price of a particular stock move sharply higher only to see it nosedive thereafter.

Foreign Investing. The Fund may purchase equity and other securities issued in foreign countries, both developed and undeveloped. In addition to the usual risks inherent in domestic investments, substantial risks are involved in investing in securities issued by companies in foreign nations. Such risks include: the possibility of expropriation; nationalization; confiscatory taxation; taxation of income earned in foreign nations or other taxes imposed relating to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country); political or social instability; and diplomatic developments that could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than negotiated as in the U.S., are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, broker-dealers and listed companies than in the U.S. The securities markets of many of the countries in which the Fund may invest also may be smaller, less liquid and subject to greater price volatility than those in the U.S. Further, in some countries it may be difficult for the Fund to establish direct legal ownership of investments it has made.

The Fund’s investments in emerging or developing countries involve the same risks as are described above for foreign investing. In addition, many companies in emerging or developing countries generally do not have lengthy operating histories. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies. There may be a lack of availability of currency hedging or other risk management techniques in certain developing countries. Emerging market countries may suffer from currency devaluation and higher rates of inflation. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded on more developed markets.

Depository Receipts. The Fund may invest in American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and European Depository Receipts (“EDRs”) that are traded on U.S. markets. ADRs are securities, typically issued by a U.S. financial institution (a “depository”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. GDRs and EDRs are securities that represent ownership interests in a security or pool of securities issued by a foreign or U.S. corporation. Depository receipts may be available through “sponsored” or “un-sponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an un-sponsored facility is established by the depository without participation by the issuer of the underlying security.

Holders of un-sponsored depository receipts generally bear all of the costs of the un-sponsored facility. The depository of an un-sponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of un-sponsored depository receipts may provide less information to receipt holders. Investments in depository receipts do not eliminate the risks in investing in foreign issuers. The market value of depository receipts is dependent on the market value of the underlying securities, and fluctuations in the relative value of the currencies in which the depository receipts and the underlying securities are quoted.

Foreign Currencies. The Fund may engage in currency transactions with counterparties for investment purposes or in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. The Fund only engages in tactical currency hedging to preserve the value of its portfolio during times of base currency strength. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and over-the-counter options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract between the parties, at a specified price. These contracts are traded in the inter-bank market and conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement or commissions charges. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies.

Options and Futures. The Fund may purchase or sell (write) options on stocks and index futures. Options are a type of derivative that gives the purchaser the right, or the writer the obligation, to buy or sell an asset at a predetermined price in the future. Futures are a type of derivative used to manage or hedge risk by enabling the fund to buy or sell an asset in the future at an agreed-upon price. Risks associated with derivatives include: the derivative is not well correlated with the security or index for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that a mutual fund cannot sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose a mutual fund to the effect of leverage, which could increase the fund’s exposure to the market and increase potential losses. These losses could be greater than if it had not entered into these transactions.

Changes in Investment Objectives and Policies. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees of the Trust, without a vote of shareholders, upon sixty (60) days’ prior written notice to shareholders.

Temporary Defensive Measures. From time to time, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in short-term U.S. government securities, money market instruments, shares of other no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in these instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies.

Not FDIC Insured. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

New Fund Risks. The Fund is a new fund, with limited operating history, which may result in additional risk. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case, the Trust may determine to liquidate the Fund. While shareholder interests will be paramount considerations, the timing of any liquidation may not be favorable to certain individual shareholders.

MANAGEMENT OF THE FUND

Dreman Value Management, LLC, Harborside Financial Center, Plaza 10, Suite 800, Jersey City, NJ 07311, serves as investment adviser to the Fund. The Advisor was formed in 1997 as the successor firm to Dreman Value Advisors Inc., which was founded in 1977 by David N. Dreman. Mr. Dreman controls a majority interest in the Advisor, which is 100% employee-owned. The Advisor provides investment advice to separately managed accounts, insurance company separate accounts and wrap programs offered to large institutional investors and high-net worth clients. The Advisor also provides investment advisory and sub-advisory services to ten other mutual funds. As of July 31, 2009, the Advisor managed approximately $3.9 billion in assets.

For its investment advisory services to the Fund, the Advisor is paid a fee at the annual rate of 1.00% of the average daily net assets of the Fund. The Advisor contractually has agreed to waive its fee and/or reimburse certain Fund operating expenses, but only to the extent necessary to maintain the Fund’s net expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as dividend expenses and interest on securities sold short), taxes, any indirect expenses (such as expenses incurred by other investment companies in which the Fund may invest) and extraordinary expenses, at 1.40% of the average daily net assets of the Fund through February 28, 2011. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the relevant expense limitation.

A discussion of the factors that the Board of Trustees considered in approving the Fund’s investment advisory agreement is contained in the Fund’s Annual Report to Shareholders for the fiscal period ended October 31, 2008.

Portfolio Managers. The investment decisions for the Fund are made by the members of the Advisor’s Investment Policy Committee listed below as portfolio managers for the Fund. In addition, E. Clifton Hoover, Jr. is primarily responsible for the day-to-day management of the Fund, while David N. Dreman holds ultimate authority with respect to the Fund’s investment decisions.

David N. Dreman. Mr. Dreman serves as Chairman and Chief Investment Officer of the Advisor. As Chairman of the Advisor’s Investment Policy Committee, Mr. Dreman will make the final determination with respect to all investment decisions for the Fund. Mr. Dreman began his investment career in 1957. He is one of the pioneers of contrarian value investing, a disciplined, low P/E approach to stock selection that the Advisor has been applying without style drift for over 20 years.

E. Clifton Hoover Jr. Mr. Hoover joined the Advisor in December 2006, and currently serves as Managing Director and co-Chief Investment Officer. He also serves as a portfolio manager of the Advisor’s other portfolios, which include large, mid, and small cap funds. Mr. Hoover has over 20 years of investment experience managing portfolios for both large and small-sized companies. Prior to joining the Advisor, Mr. Hoover was a managing director and portfolio manager of NFJ Investment Group, where he oversaw several large and small cap portfolios. In addition, he handled consultant relationship building and retail channel support. Mr. Hoover joined NFJ Investment Group in 1997. From 1992 to 1997, he served as vice president-corporate finance at Credit Lyonnais, where he was responsible for the financial analysis and client servicing of a $5 billion diversified corporate portfolio. Prior to that time, Mr. Hoover spent two years as a financial analyst for Citibank, and five years as a credit analyst/corporate loan officer for RepublicBank (now Bank of America). Mr. Hoover graduated with a Masters in Finance from Texas Tech University in 1985.

The Fund’s Statement of Additional Information provides the following additional information: (i) the portfolio managers’ compensation structure, (ii) a description of other accounts managed by each portfolio manager, and (iii) ownership of shares of the Fund held by each portfolio manager.

If you invest in the Fund through an investment adviser, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on the Fund’s behalf. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or their respective shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

The fees for these services may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the financial intermediary provides services. The Fund may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the Advisor may pay a fee to financial intermediaries for such services.

To the extent that the Advisor pays a fee to a financial intermediary for distribution or shareholder servicing, the Advisor may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the financial intermediary. Although neither the Funds nor the Advisor pays for the Funds to be included in a financial intermediary’s “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the Funds may be included. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. The Fund may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

HOW TO BUY SHARES

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information. Your account may not be opened, or may subsequently be closed, if proper identifying information is not received.

The minimum initial investment in the Fund is $2,500 and minimum subsequent investments are $1,000. The Advisor may, in its sole discretion, waive these minimums for individual retirement accounts, for accounts participating in an automatic investment program, and in certain other circumstances. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker-dealer or other intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail – To be in proper form, your initial purchase request must include:

•	a completed and signed investment application form (which accompanies this prospectus); and

•	a check (subject to the minimum amounts) made payable to the Fund.

Mail the completed application and check to:

U.S. Mail:	Dreman Contrarian Funds

c/o Unified Fund Services, Inc.

P.O. Box 6110

Indianapolis, Indiana 46206-6110

Overnight:	Dreman Contrarian Funds

c/o Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

By Wire – You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at 800-247-1014 to obtain instructions.

You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, its custodian and its transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:

•	your name
•	the name of your account(s)
•	your account number(s)
•	the name of the Fund
•	a check made payable to the Fund

Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. A bank wire should be sent as outlined under the heading “Initial Purchase – By Wire” in this prospectus.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

The Fund may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement plans (“IRAs”); simplified employee pensions (“SEPs”); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund’s transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with your attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call Shareholder Services at 800-247-1014 about the IRA custodial fees.

Distribution Plan

The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the 1940 Act. Under the Fund’s plan, the Fund can pay a fee of up to 0.25% of the Fund’s average daily net assets to the Advisor or certain broker-dealers, investment advisers, banks or other financial institutions to help defray the cost of servicing Fund shareholders. Because these fees are an ongoing expense, over time they reduce the net investment results of the Fund and may cost you more than paying other types of sales charges.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks should be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Cashier’s checks and bank official checks in amounts less than $10,000 will also be accepted for IRA transfers from other financial institutions.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on their behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

HOW TO REDEEM SHARES

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer, which fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1.00% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1.00% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

Fund Policy on Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a redemption policy to discourage short-term traders and/or market timers from investing in the Fund. The Funds will reject any purchase or order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive.

In addition, effective with purchases on or after June 1, 2009, a 1.00% short-term redemption fee will be assessed by the Fund against investment proceeds withdrawn within sixty (60) days of investment. For purchases made prior to June 1, 2009, the redemption fee will be assessed against investment proceeds withdrawn within one year of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Fund uses a “first-in, first-out” method to determine the applicable holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be used for the benefit of existing shareholders.

If you invest in the shares of the Fund through a bank, broker-dealer, 401(k) plan, financial adviser or financial supermarket (a “Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this prospectus, enforce its own market timing policy. “Omnibus accounts” that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Fund’s Advisor, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed by the Fund to be “market-timers.”

While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner. Consequently, the Funds may not have knowledge of the identity of investors and their transactions. Under a federal rule, the Trust is required to have an agreement with many of its intermediaries obligating the intermediaries to provide, upon the Fund’s request, information regarding the intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even if such an agreement is in place. Certain intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading.

In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that the trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

By Mail – You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Dreman Contrarian Funds

c/o Unified Fund Services, Inc.

P.O. Box 6110

Indianapolis, Indiana 46206-6110

Overnight:	Dreman Contrarian Funds

c/o Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within thirty (30) days of the redemption request, for redemptions of $25,000 or more, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. Signature guarantees are for the protection of shareholders. All redemptions requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. Please call Shareholder Services at 800-247-1014 if you have questions. At the discretion of the Fund or the Fund’s transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

By Telephone – You may redeem any part of your account (up to $25,000) in the Fund by calling Shareholder Services at 800-247-1014. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Additional Information – If you are not certain of the requirements for a redemption please call Shareholder Services at 800-247-1014. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on thirty (30) days’ written notice if the value of your shares in the Fund is less than $2,500 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund also are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss which may have tax consequences about which you should consult your tax adviser.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the Fund’s net asset value per share (the “NAV”) for the applicable class. The NAV of each class is calculated for the Fund at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the New York Stock Exchange is closed on weekends, most Federal holidays and Good Friday). For each class, the NAV is calculated by dividing the value of the total assets for that class (including interest and dividends accrued but not yet received) minus liabilities for that class (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

The Fund’s assets generally are valued at their market value. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the New York Stock Exchange, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank. If market quotations are not readily available, the security will be valued at a fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Advisor pursuant to guidelines approved by the Board of Trustees.

Good faith pricing also is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as: (i) the security’s trading has been halted or suspended; (ii) the security has been de-listed from a national exchange; (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; (iv) the security has not been traded for an extended period of time; (v) the security’s authorized pricing sources are not able or willing to provide a price; (vi) an independent price quote from two or more broker-dealers is not available; (vii) trading of the security is subject to local government-imposed restrictions; (viii) a foreign security has reached a pre-determined range of trading set by a foreign exchange (“limit up” or “limit down” price), and no trading has taken place at the limit up price or limit down price; (ix) natural disasters, armed conflicts, and significant government actions; (x) significant events that relate to a single issuer or to an entire market sector, such as significant fluctuations in domestic or foreign markets or between the current and previous days’ closing levels of one or more benchmark indices approved by the Board; (xi) the security’s sales have been infrequent or a “thin” market in the security exists; (xii) with regard to over-the-counter securities, the validity of quotations from broker-dealers appears questionable or the number of quotations indicates that there is a “thin” market in the security; and/or the Advisor is aware of any other data that calls into question the reliability of market quotations. Without good faith pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair valuation upon the sale of a security.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions. The Fund contemplates distributing as dividends each year all or substantially all of its net investment income and any net realized capital gain (the excess of net long-term capital gain over net short-term capital loss). The Fund expects that its distributions will consist primarily of net realized capital gain.

Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you request cash distributions on your application or through a written request. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends or distributions and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” To avoid buying a dividend, check the Fund’s distribution schedule before you invest.

Taxes. In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Distributions attributable to short-term capital gain and net investment income will generally be taxable to you as ordinary income. Distributions attributable to net realized capital gain will generally be taxable to you as long-term capital gain, no matter how long you have owned your shares. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

A portion of distributions paid by the Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Fund’s securities lending activities, if any, by a high portfolio turnover rate, or by investments in non-U.S. corporations.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Trust is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold an amount equal to the fourth lowest rate of tax (28% of your taxable distribution and proceeds in 2008) if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the Internal Revenue Service (the “IRS”) has notified you that you are subject to backup withholding and instructs the Fund to do so.

It is expected that the Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

FINANCIAL HIGHLIGHTS

The financial highlights table on the following page will help you understand the financial performance for the Fund for the periods shown. Certain information reflects the financial performance of a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming all dividends and distributions were reinvested. The information has been audited by Cohen Fund Audit Services, Ltd, the Trust’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, are included in the Annual Report to Shareholders and are incorporated by reference in the Statement of Additional Information, both of which are available free of charge upon request.

Dreman Contrarian International Value Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six months ended
	April 30, 2009		Period ended
	(Unaudited)		October 31, 2008	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 8.85		$ 10.00

Income from investment operations
Net investment income	0.16		-	(b)
Net realized and unrealized gain (loss)	0.91		(1.15)
Total from investment operations	1.07		(1.15)

Net asset value, end of period	$ 9.92		$ 8.85

Total Return (c)	12.09%	(d)	-11.50%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 99		$ 88
Ratio of expenses to average net assets (e)	1.40%	(f)	1.40%	(f)
Ratio of expenses to average net assets before waiver &
reimbursement by the Advisor	58.27%	(f)	268.58%	(f)
Ratio of net investment income to
average net assets (e)	3.95%	(f)	(0.27)%	(f)
Ratio of net investment income to average net assets before
waiver & reimbursement by Advisor	(52.92)%	(f)	(267.45)%	(f)
Portfolio turnover rate	97.74%		5.54%

(a) For the period October 15, 2008 (commencement of operations) to October 31, 2008.
(b) Net investment income amounted to less than $0.005 per share.
(c) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.25% higher and each net investment income ratio would have been 0.25% lower.
(f) Annualized.

FOR MORE INFORMATION

You can find additional information about the Dreman Contrarian Funds in the following documents:

Annual and Semi-Annual Reports: While the prospectus describes the Fund’s potential investments, the Annual and Semi-Annual Reports detail the Fund’s actual investments as of their report dates. The reports include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

Statement of Additional Information (“SAI”): The SAI supplements the prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated into this prospectus by reference, which means it is considered part of this prospectus.

How to Obtain Copies of Other Fund Documents

You can obtain free copies of the current SAI and the Fund’s Annual and Semi-Annual Reports, and request other information about the Fund or make shareholder inquiries, in any of the following ways:

By Telephone:	Call Shareholder Services at 800-247-1014.

U.S. Mail:	Dreman Contrarian Funds

c/o Unified Fund Services, Inc.

P.O. Box 6110

Indianapolis, Indiana 46206-6110

As of the date of this prospectus, the Fund does not have an Internet website and, therefore, the Fund’s SAI, Annual and Semi-Annual Reports are not available through such means.

You may review and copy information about the Fund (including the SAI and other reports) at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0109.

(Investment Company Act File No. 811-22118)

PHI 316,459,984v1 8-25-09

DREMAN CONTRARIAN FUNDS

c/o Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

(800) 247-1014

STATEMENT OF ADDITIONAL INFORMATION

Dreman Contrarian International Value Fund

October 14, 2009

Dreman Contrarian Funds is an open-end management investment company. This Statement of Additional Information (the “SAI”) relates to the Dreman Contrarian International Value Fund (the “Fund”). This SAI is not a prospectus. It should be read in conjunction with the Fund’s prospectus dated October 14, 2009, as it may be supplemented or revised from time to time.

The Fund currently offers one class of shares, the Retail Class shares, which is covered by this SAI.

Certain information from the Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2008 is incorporated by reference into this SAI.

A free copy of the Fund’s prospectus, as well as the Annual Report to Shareholders for the fiscal year ended October 31, 2008, can be obtained by writing Dreman Contrarian Funds, c/o Unified Fund Services, Inc., at P.O. Box 6110, Indianapolis, Indiana 46206-6110, or by calling 800-247-1014.

PAGE
DESCRIPTION OF THE TRUST AND FUND	1
ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS AND RISK CONSIDERATIONS	2
INVESTMENT LIMITATIONS	18
DISCLOSURE OF PORTFOLIO HOLDINGS	20
INVESTMENT ADVISER	22
TRUSTEES AND OFFICERS	24
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	29
ADDITIONAL INFORMATION CONCERNING PURCHASES AND REDEMPTIONS	30
PORTFOLIO TURNOVER	32
PORTFOLIO TRANSACTIONS AND BROKERAGE	32
STATUS AND TAXATION OF THE FUND	34
CUSTODIAN	36
FUND SERVICES	37
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37
DISTRIBUTOR	37
DISTRIBUTION PLAN	38
PERFORMANCE	39
FINANCIAL STATEMENTS	39
PROXY VOTING POLICY AND PROCEDURES	APPENDIX A

DESCRIPTION OF THE TRUST AND FUND

Dreman Contrarian Funds (the “Trust”) was organized as a Delaware statutory trust on July 31, 2007. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and commonly known as a “mutual fund.” This Statement of Additional Information (the “SAI”) relates to the prospectus for the shares of the Dreman Contrarian International Value Fund (the “Fund”). The Fund is a “diversified” series of the Trust, as that term is defined in the 1940 Act.

The Fund currently offers one class of shares, which is covered by this SAI. This class of shares bears an on-going 0.25% 12b-1 distribution fee.

The Fund diversifies its assets by investing primarily in the equity securities of issuers that are located outside of the U.S., or which derive a significant portion of their business or profits outside of the U.S. In addition, the Fund may invest in U.S. government securities and short-term paper.

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) authorizes the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest in the Trust and to classify or reclassify any unissued shares into one or more series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of the Fund, as is discussed in this SAI. The Declaration of Trust further authorizes the trustees to classify or reclassify any series of shares into one or more classes. The Board of Trustees has full power and authority, in its sole discretion, and without obtaining shareholder approval, to divide or combine the shares or any series or class thereof into a greater or lesser number, to classify or reclassify any issued shares or any series or class thereof into one or more series or classes of shares, and to take such other action with respect to the Trust’s shares as the Board of Trustees may deem desirable. Although the Declaration of Trust authorizes the Board of Trustees without shareholder approval to cause the Trust to merge or to consolidate with any corporation, association, trust or other organization in order to change the form of organization and/or domicile of the Trust or to sell or exchange all or substantially all of the assets of the Trust, or any series or class thereof, in dissolution of the Trust, or any series or class thereof, such action would be subject to the superseding requirements of the 1940 Act or other applicable securities laws. The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust by the trustees without shareholder approval.

The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least 25% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more trustees and other certain matters. To the extent required by law, the Trust will assist in shareholder communication in such matters.

Holders of shares in a series of the Trust will vote in the aggregate and not by class on all matters, except that each class has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class. Further, shareholders of each of the Trust’s series will vote in the aggregate and not by series except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by the matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of the series. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by the holders of a majority of the outstanding voting securities of such series. However, the Rule also provides that the ratification of the selection of the independent registered public accounting firm, the approval of principal underwriting contracts, and the election of trustees are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to series.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

AND RISK CONSIDERATIONS

The investment objective of the Fund is capital appreciation. The Fund, however, will seek to achieve its investment objective by investing primarily in equity securities, rather than in other mutual funds.

The investment adviser of the Fund is Dreman Value Management, LLC (the “Advisor”). The following section contains a discussion of some of the investments the Advisor, in its discretion, may make and strategies it may employ in managing the Fund, as well as the related risks. Percentage limitations described in this SAI or in the Fund’s prospectus will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed below as fundamental or to the extent designated as such in the prospectus, the other investment policies described in this SAI or in the prospectus are not fundamental and may be changed without shareholder approval.

A.        Equity Securities. Equity securities include common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific time period, and are discussed in more detail below. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Under normal circumstances, the Fund will invest at least 80% of its assets in the equity securities of issuers that are located outside of the U.S., or which derive a significant portion of their business or profits from outside of the U.S. This investment policy is non-fundamental and may be changed by the Board of Trustees of the Trust, without a vote of shareholders, upon sixty (60) days’ prior written notice to shareholders. The Fund will invest principally in a diversified portfolio of equity securities of companies that the Advisor believes to be undervalued. Securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company. The Fund also may invest in initial public offerings. The Fund will invest in equity securities that offer unique investment values. The criterion used to identify such stocks include below average P/E, price-to-book, price-to-cash flow ratios and above average dividend yields.

B.        Fixed Income Securities. The Fund intends to remain substantially invested in equity securities. On occasion, the Advisor may invest up to 20% of the assets of the Fund in fixed income securities if the Advisor anticipates that interest rate changes in the marketplace may cause the value of the securities held to appreciate. In addition, the Advisor may invest in excess of 20% of the Fund’s assets in fixed income securities if the Advisor believes that the equity markets currently pose an unreasonable degree of risk and therefore the Advisor is taking a temporary defensive posture. Should such a temporary defensive posture be taken, the Fund may not comply with its usual investment restrictions and limitations. Fixed income securities include corporate debt securities, convertible debt securities, U.S. government securities, mortgage-backed securities, zero coupon bonds, asset-backed and receivable-backed securities and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

C.        Convertible Securities. A convertible security is a bond, debenture, preferred stock or other security that may be converted into, or exchanged for, a prescribed amount of common stock. The Fund will invest no more than 20% of its assets in debt securities. It may invest in convertible securities rated B or higher by Standard and Poor’s Ratings Group (“S&P”) or by Moody’s Investors Services, Inc. (“Moody’s”), or if unrated, determined by the Advisor to be of comparable quality. Generally, investments in securities in the lower rating categories provide higher yields but involve greater volatility of price and risk of loss of principal and interest than investments in securities with higher ratings. Securities rated lower than Baa by Moody’s or BBB by S&P are considered speculative. In addition, lower ratings reflect a greater possibility of an adverse change in the financial conditions affecting the ability of the issuer to make payments of principal and interest. The market price of lower-rated securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Lower-rated securities will also be affected by the market’s perception of their credit quality and the outlook for economic growth.

In the past, economic downturns or an increase in interest rates have under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers.

The prices for these securities may be affected by legislative and regulatory developments. For example, federal rules were enacted that required that savings and loan associations gradually reduce their holdings of high-yield securities. An effect of such legislation may be to significantly depress the prices of outstanding lower-rated securities. The market for lower-rated securities may be less liquid than the market for higher-rated securities. Furthermore, the liquidity of lower rated securities may be affected by the market’s perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher-rated securities, and it also may be more difficult during certain adverse market conditions to sell lower-rated securities at their fair value to meet redemption requests or to respond to changes in the market.

If the rating of a security by S&P or Moody’s drops below B, the Advisor will dispose of the security as soon as practicable (depending on market conditions) unless the Advisor determines based on its own credit analysis that the security provides the opportunity of meeting the Fund’s objective without presenting excessive risk. The Advisor will consider all factors which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risk through conditions and trends. While the Advisor may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

D.        Preferred Stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by S&P and Moody’s although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Advisor expects, however, that generally the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody’s or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody’s are likely to be in arrears on dividend payments. Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

E.        Repurchase Agreements. A repurchase agreement is a short term investment in which the purchaser (i.e., a mutual fund) acquires ownership of an obligation issued by the U.S. government or by an agency of the U.S. government (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the Custodian (defined below), other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor to be creditworthy. The Advisor monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

F.        Reverse Repurchase Agreements. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. The Fund intends to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the Advisor. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets, such as liquid high quality debt securities, having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

G.        Foreign Repurchase Agreements. The Fund may enter into foreign repurchase agreements. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by the Fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the Fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the Fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

H.        Foreign Securities. The Fund will invest at least 80% of its assets in foreign securities, primarily of companies listed on a foreign securities exchange or quoted on an established foreign over-the-counter (“OTC”) market, and in sponsored or unsponsored American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and European Depository Receipts (“EDRs”) that are traded on U.S. markets.

The Fund may invest in sponsored or unsponsored ADRs and their hybrid forms GDRs and EDRs are U.S. dollar-denominated certificates issued by U.S. banks that evidence ownership of shares of a foreign company and are alternatives to the direct purchase of the underlying foreign stock. Investing in foreign securities involves certain special considerations which are not typically associated with investing in U.S. securities, and which may favorably or unfavorably affect the Fund’s performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market. In addition, securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater in those markets than in the U.S. In all cases, the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. Further, prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuer of the underlying securities. ADRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADRs. ADRs, including those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain ADRs may not be listed on an exchange and therefore may be illiquid securities.

OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

In addition to the usual risks inherent in domestic investments, substantial risks are involved in investing in securities issued by companies in foreign nations. Such risks include: the possibility of expropriation; nationalization; confiscatory taxation; taxation of income earned in foreign nations or other taxes imposed relating to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country); political or social instability; and diplomatic developments that could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than negotiated as in the U.S., are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, broker-dealers and listed companies than in the U.S. The securities markets of many of the countries in which the Fund may invest also may be smaller, less liquid and subject to greater price volatility than those in the U.S. Further, in some countries it may be difficult for the Fund to establish direct legal ownership of investments it has made.

The Fund will normally invest in companies located in at least three countries outside of the U.S. Although the Fund is not subject to any additional geographic requirement, the Fund intends to invest most of its assets in equity securities of issuers located in countries which are generally considered to have developed markets, such as the United Kingdom, the eleven Euro-zone countries (France, Germany, Italy, Spain, Portugal, Finland, Ireland, Belgium, the Netherlands, Luxembourg and Austria), Switzerland, Norway, Japan, Hong Kong, Australia, and Singapore.

The Fund may invest up to 50% of its assets in equity securities issued by companies in “developing countries” or “emerging markets,” including but not limited to countries or markets such as Taiwan, Malaysia, Indonesia, Brazil, Mexico, Korea, China and India. Investments in emerging or developing countries involve the same risks as are described above for foreign investing. In addition, many companies in emerging or developing countries generally do not have lengthy operating histories. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies. There may be a lack of availability of currency hedging or other risk management techniques in certain developing countries. Emerging market countries may suffer from currency devaluation and higher rates of inflation. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded on more developed markets.

I.         Foreign Debt Obligations. The Fund may invest in foreign debt obligations, the debt obligations of foreign governments and their agencies and instrumentalities. Foreign debt obligations may or may not be supported by the full faith and credit of the foreign government. The Fund may invest in securities issued by certain “supranational” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank. The governmental members of these supranational entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supranational entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will be able or willing to honor their capitalization commitments for those entities.

J.         Passive Foreign Investment Companies. The Fund may invest in some corporations domiciled outside the U.S. which may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. PFICs are those foreign corporations which generate primarily passive income. They are often “growth” companies or “start-up” companies. For U.S. federal income tax purposes, a corporation is deemed a PFIC if 75% or more of the foreign corporation’s gross income for the income year is passive income or if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by Code Section 954.

Investing in PFICs involves the risks associated with investing in foreign securities, as described above. A fund that invests in PFICs also risks that it may not realize that the corporation in which it invests is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Following industry standards, the Fund intends to comply with federal tax reporting of these investments.

K.        Strategic Transactions and Derivatives. The Fund may utilize various investment strategies as described below for a variety of purposes, such as hedging various market risks or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity indices and other instruments, and purchase and sell futures contracts and options thereon (collectively, “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain, although no more than 10% of the Fund’s assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options and futures to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. In addition, futures and options markets may not be liquid in all circumstances. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

1.         Options on Securities Indices. The Fund may purchase and sell call and put options on securities indices and, in so doing, can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

2.         General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of the Fund’s assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future, index or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. The Fund is authorized to purchase and sell exchange listed options. However, the Fund may not purchase or sell over-the-counter options, which are considered illiquid by the staff of the U.S. Securities and Exchange Commission (the “SEC”). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase its income. The sale of put options can also provide income.

The Fund may purchase and sell call options on equity securities (including convertible securities) that are traded on U.S. and foreign securities exchanges, and on securities indices and futures contracts. All calls sold by the Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require it to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on equity securities (including convertible securities) and on securities indices. The Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

3.         General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund’s use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Futures may be based on foreign indices such as the Compagnie des Agents de Change 40 Index (CAC 40) in France, the Deutscher Aktienindex (DAX 30) in Germany, the Financial Times Stock Exchange Eurotop 100 Index (FTSE Eurotop 100) in Europe, the IBEX 35 Index (IBEX 35) in Spain, the Financial Times Stock Exchange 100 Index (FTSE 100) in the United Kingdom, the Australian Stock Exchange All Ordinaries Index (ASX All Ordinaries) in Australia, the Hang Seng Index in Hong Kong, and the Nikkei Stock Average (Nikkei 225), the Nikkei Stock Index 300 (Nikkei 300) and the Tokyo Stock Exchange Stock Price Index (TOPIX) in Japan.

Foreign futures exchanges may follow trading, settlement and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the U.S. may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to the Fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the U.S. may also involve the risk of foreign currency fluctuation.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 15% of its total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 15% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

4.         Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require it to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require it to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets, if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

5.         Use of Foreign Currencies. The Fund may engage in currency transactions with counterparties for investment purposes or in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. The Fund only engages in tactical currency hedging to preserve the value of its portfolio during times of base currency strength. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps.

A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract between the parties, at a specified price. These contracts are traded in the inter-bank market and conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement or commissions charges.

A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies.

OTC options (options not traded on exchanges) derive their terms from negotiation with the other party to the option contract. This type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, however, makes an OTC option less liquid and subject to greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Foreign currency strategies may change the Fund’s investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the Advisor anticipates. The Fund may be required to limit its hedging transactions in foreign currency forwards, futures and options in order to maintain its classification as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income. The Advisor makes no assurances that its use of foreign currency strategies will be advantageous to the Fund or that it will employ currency management strategies at appropriate times.

6.         Use of Options and Futures Relating to Foreign Currencies. The uses and risks of currency options and futures are similar to options and futures on securities or indices discussed above. Currency options and futures are used to increase or decrease the Fund’s exposure to difference foreign currencies. Currency options may be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund’s investments, making it difficult or impossible to match exactly the amount of currency options and futures to the value of the Fund’s investments over time.

L.        Warrants. The Fund may invest in warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

M.       Corporate Debt Securities. The Fund may invest in corporate debt securities. Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Investments in corporate debt securities involve both credit and interest rate risk. The value of fixed-income securities will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt securities generally offer less current yield than securities of lower quality, but lower quality securities generally have less liquidity, greater credit and market risk and, as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.

The Fund may invest up to 10% of its assets in lower-rated securities or comparable unrated securities.

N.        Lower Quality Debt Securities. The Fund may invest in lower-rated securities or comparable unrated securities. These securities (commonly called “junk bonds”) often are considered to be speculative and involve greater risk of default or price change due to changes in the issuer’s creditworthiness or changes in economic conditions. The market prices of these securities will fluctuate over time, may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. The market for lower quality securities may be less liquid than the market for securities of higher quality. Furthermore, the liquidity of lower quality securities may be affected by the market’s perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher quality securities, and it also may be more difficult during certain adverse market conditions to sell lower quality securities at their fair value to meet redemption requests or to respond to changes in the market.

Lower quality securities present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises the provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. If the Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Advisor’s research and credit analysis are an integral part of managing any securities of this type held by the Fund. In considering investments for the Fund, the Advisor attempts to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Advisor’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer.

O.        Rule 144A Securities. The Fund may invest in Rule 144A securities that the Advisor determines to be liquid. Rule 144A allows a broader institutional trading market for securities otherwise subject to restrictions on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act of 1933 of resales of certain securities to qualified institutional buyers. In determining the liquidity of such securities, the Advisor will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers and other potential purchasers or sellers of the security; (iii) dealer undertakings to make a market in the security and (iv) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

P.        Investment Companies Securities. Subject to the restrictions and limitations of the 1940 Act, the Fund may invest in other investment companies including mutual funds, closed-end funds and exchange traded funds (“ETFs”). As a shareholder of an investment company, the Fund may indirectly bear service and other fees which are in addition to the fees the fund pays its service providers.

The structure of a closed-end fund poses additional risks than are involved when investing in most open-end funds. For example, closed-end funds generally do not continuously offer their shares for sale. Rather, they sell a fixed number of shares at one time (in the initial public offering), after which the shares typically trade on a secondary market, such as the New York Stock Exchange or the Nasdaq Stock Market. In addition, closed-end fund shares generally are not redeemable. That is, a closed-end fund is not required to buy its shares back from investors upon request. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. If a closed-end fund’s underlying market falls and the fund’s discount increases or its premium decreases, the price return of the closed-end fund – the actual return to the shareholder – will be less than the fund’s NAV return. Generally, demand for the type of asset class in which a closed-end fund invests will drive changes in and levels of premiums and discounts. Interest rate risk is one of two major factors that trigger changes in a closed-end fund’s premium/discounts. When interest rates rise, bond prices (and consequently the net asset values of income funds – municipal-bond funds, preferred-stock funds, etc.) decline.

Declining bond prices may cause a closed-end fund’s price to decline faster as investors sell their shares in the open market. On the other hand, the opposite scenario also occurs. When rates fall and the net asset values of income-oriented closed-end funds rise, their prices tend to rise faster as investors buy in, resulting in narrower discounts and wider premiums. A second factor that may contribute to changes in premium/discount without necessarily a change in net asset value is low trading volumes and liquidity in the shares of the closed-end fund. Most closed-end funds trade actively, and their shares are liquid. Some funds, however, trade less actively, and may not be very liquid. The market price of a closed-end fund’s shares may also be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than or equal to net asset value.

Another feature that distinguishes closed-end funds from mutual funds is their ability to leverage a higher percentage of their assets (that is, use borrowed money to buy additional assets). Closed-end funds use several different methods to borrow money – issuing preferred stock, entering into reverse repurchase agreements and dollar rolls, borrowing under bank lines of credit, and so on. Leverage can provide higher yields and potentially higher returns for closed-end fund investors, but it also increases overall risk and the volatility of the investment. The maximum leverage ratio depends on how a closed-end fund leverages its assets – 33 1/3% if debt is used, 50% if preferred stock is used. Thus, a closed-end fund with $100 million in net assets may borrow an additional $50 million, so that the borrowed amount ($50 million) is 33 1/3% of the total assets ($150 million). Although closed-end funds rarely de-leverage their assets completely, sometimes such funds may be forced to reduce leverage when the underlying market weakens dramatically, causing the fund’s total assets to decline to a level where the leverage ratio exceeds the permitted maximum. A forced reduction in leverage can lead to a dividend reduction if the closed-end fund’s earnings that had been produced by the previously leveraged assets decline.

Closed-end funds usually are offered only once at their initial public offering price and are not actively marketed, although most closed-end funds trade actively and their shares are liquid. The Fund generally will invest in closed-end funds that trade on a national or international exchange. Some closed-end funds trade less actively and may not be very liquid. To the extent that the Fund invests in a thinly-traded closed-end fund, the Fund may be subject to the risk that it cannot close out of a position at any time it desires. When the Fund attempts to trade a greater number of shares than the average daily volume of the closed-end fund, the selling pressure will cause the closed-end fund’s price to fall and its discount to widen suddenly, causing a sharp decline in the value of the closed-end fund.

ETFs are a type of investment company whose investment objective is to achieve the same return as a particular market index. Legally classified as open-end companies or Unit Investment Trusts (“UITs”), they differ from mutual funds and UITs in various respects, including that (i) ETFs do not sell individual securities directly to investors, and only issue their shares in large blocks, and (ii) shares of ETFs are available for sale on secondary markets. ETFs in which the Fund may invest include SPDRs, DIAMONDS and QQQQs. SPDRs are S&P Depositary Receipts that represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of securities that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. A MidCap SPDR is similar to a SPDR, except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY.

DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holdings consist of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQQs (NASDAQ – 100 Index Tracking Stock) represent ownership in the NASDAQ – 100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQQs trade on the American Stock Exchange under the symbol QQQQ. Exchange-traded products also include iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e – 50, Fortune 500, streetTRACKS and Vanguard ETFs.

The Fund may also invest in various sector ETFs, such as the Basic Industries Select Sector Index, Consumer Services Select Sector Index, Consumer Staples Select Sector Index, Cyclical/Transportation Select Sector Index, Energy Select Sector Index, Financial Select Sector Index, Industrial Select Sector Index, Technology Select Sector Index, and Utilities Select Sector Index. Additionally, the Fund may invest in new exchange traded shares as they become available.

INVESTMENT LIMITATIONS

Fundamental.  The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.         Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.         Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.         Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.         Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.         Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.         Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.         Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.         Diversification. With respect to 75% of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, or securities of other investment companies) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety (90) days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations – Fundamental” above).

1.         Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any of its assets except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.         Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.         Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4.         Illiquid Investments. The Fund will not invest more than 15% of its total assets in securities that may be considered illiquid, by virtue of the absence of a readily available market, legal or contractual restrictions on resale, longer maturities, or other factors limiting the marketability of the security. Generally, an illiquid security is any security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security. This policy does not apply to the acquisition of restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or commercial paper issued privately under Section 4(2) of that act, when such investments are considered to be liquid by the Advisor.

5.         Name Rule. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of issuers that are located outside of the U.S., or which derive a significant portion of their business or profits from outside of the U.S. These securities may consist of ADRs or similar representative securities. These investment policies are Non-Fundamental and may be changed by the Board of Trustees of the Trust, without a vote of shareholders, upon sixty (60) days’ prior written notice to shareholders.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its Annual and Semi-Annual Reports to Shareholders, which is sent to shareholders within sixty (60) days of the end of the second and fourth fiscal quarters and filed with the SEC on Form N-CSR within seventy (70) days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within sixty (60) days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Fund releases portfolio holdings to third-party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, distributor, transfer agent, fund accounting agent, administrator and custodian. The Fund also may disclose portfolio holdings, as needed, to their independent auditors, legal counsel, proxy voting services (if applicable), pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisers at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, the Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately twenty-five (25) days after the end of the month. The Rating Agencies may make the Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Fund, the Advisor, nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information. The Fund also may post its complete portfolio holdings to the Fund’s website within approximately twenty-five (25) days after the end of the month, although it is not doing so at this time. The information will remain posted on the website until replaced by the information for the succeeding month. If the website is for some reason inoperable, the information will be supplied no more frequently then quarterly and on a delayed basis.

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board. The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of the Fund’s shareholders. The Board is also responsible for addressing conflicts of interest between the interests of the Fund’s shareholders, on the one hand, and the interests of the Advisor, principal underwriter, or any affiliated person of the Fund, their investment adviser, or their principal underwriter, on the other. Additionally, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

INVESTMENT ADVISER

The investment adviser for the Fund is Dreman Value Management, LLC, Harborside Financial Center, Plaza 10, Suite 800, Jersey City, NJ 07311. David N. Dreman is the Chairman and Chief Investment Officer of the Advisor. Mr. Dreman controls a majority of the outstanding voting interests in the Advisor.

          Under the terms of the investment advisory agreement between the Trust and the Advisor (the “Agreement”), the Advisor manages the Fund’s investments subject to approval of the Board of Trustees of the Trust. As compensation for its management services, the Fund is obligated to pay the Advisor a fee, computed and accrued daily, and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund. The Advisor contractually has agreed to waive its fee and reimburse certain Fund operating expenses, but only to the extent necessary to maintain the Fund’s net expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as dividend expenses and interest on securities sold short), taxes, any indirect expenses (such as expenses incurred by other investment companies in which the Fund may invest), and extraordinary expenses, at 1.40% of the average daily net assets of the Fund through February 28, 2011. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the relevant expense limitation. The Advisor currently is voluntarily waiving the payment by the Fund of 12b-1 fees equal to 0.25% of the average daily net assets of the Fund. This waiver is non-contractual and, as a result, may be discontinued at any time.

The Fund began operations on October 15, 2008. Accordingly, the following table describes the investment advisory fees paid, and expenses waived and/or reimbursed for the Fund, for the period shown below.

Fee	Fiscal Period Ended October 31, 2008
Gross Investment Advisory Fees (Net of Waivers)	$37
Investment Advisory Fees Waived and/or Expenses Reimbursed	$10,695
Net Investment Advisory Fees	($10,658)

The Advisor retains the right to use the name “Dreman” in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust’s right to use the name “Dreman” automatically ceases ninety (90) days after termination of the Agreement and may be withdrawn by the Advisor on ninety (90) days’ written notice.

The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, the Advisor believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

The Fund’s Agreement was approved by the Board of Trustees, including a majority of trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the “Independent Trustees” and, each an “Independent Trustee”), at an in-person board meeting held on January 29, 2008. A discussion of the factors that the Board of Trustees considered in approving the Fund’s management agreement is contained in the Fund’s Annual Report to Shareholders for the period ended October 31, 2008.

About the Portfolio Managers

David N. Dreman serves and E. Clifton Hoover, Jr. serve as portfolio managers for the Fund (each, a “Portfolio Manager”). Each of them is responsible for making the investment decisions for the Fund, except that David N. Dreman has ultimate authority with respect to the Fund’s investment decisions.

As of October 31, 2008, each Portfolio Manager was responsible for the management of the following types of accounts in addition to the Fund:

Portfolio Manager	Total Accounts by Type	Total Assets by Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Subject to a Performance Fee
David N. Dreman	Investment Companies: 17	Investment Companies: $7.13 billion	Investment Companies: 0	Investment Companies: 0
	Pooled Investment Vehicles: 6	Pooled Investment Vehicles: $146 million	Pooled Investment Vehicles: 3	Pooled Investment Vehicles: $5.23 million
	Other Accounts: 125	Other Accounts: $1.08 billion	Other Accounts: None	Other Accounts: 0

E. Clifton Hoover, Jr.	Investment Companies: 13	Investment Companies: $6.9 billion	Investment Companies: 0	Investment Companies: 0
	Pooled Investment Vehicles: 0	Pooled Investment Vehicles: 0	Pooled Investment Vehicles: 0	Pooled Investment Vehicles: 0
	Other Accounts: 106	Other Accounts: $941 million	Other Accounts: 0	Other Accounts: 0

As of October 31, 2008, each Portfolio Manager is compensated for his services by the Advisor. Each Portfolio Manager’s compensation consisted of a fixed salary and an annual bonus based on the following: (i) the quality of research contributions, (ii) the performance of stock recommendations, and (iii) such Portfolio Manager’s overall contribution to the firm’s success. Finally, each Portfolio Manager is also eligible to participate in the Advisor’s profit sharing program.

In addition, as a member of a related entity that acts as manager to three private equity funds, Mr. Dreman also shares in the performance fee that is received by manager of these private funds, which is equal to 20% of all positive pre-tax performance returns in excess of the return since the last calculation date, accrued monthly and paid annually. This performance fee is in addition to the fixed management fee that the manager receives for managing each private fund’s portfolio. In contrast, the fees paid by the Fund to the Advisor are not based on the performance results of the Fund. The performance fee may create a potential conflict of interest by providing an incentive for Mr. Dreman to allocate more volatile stocks with greater capital appreciation opportunity to the private funds rather the Fund.

As of October 31, 2008, the Portfolio Managers beneficially owned the following dollar range of equity securities in the Fund:

Name of Portfolio Manager:	Dollar Range of Equity Securities in the Fund
David N. Dreman	$50,001 - $100,000
E. Clifton Hoover, Jr.	None

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust in accordance with the laws of the State of Delaware and the Trust’s Declaration of Trust. Each trustee will hold office until the Trust’s next annual meeting of shareholders and until their successors have been duly elected and qualified, or until their earlier resignation or removal. Each officer holds office at the pleasure of the Board of Trustees and serves for a term of one year or until their successor is duly elected and qualified.

             The following tables set forth various information about the trustees and officers of the Trust. First is information about those trustees who are deemed not to be “interested persons” of the Trust, as that term is defined in the 1940 Act (i.e., “non-interested” trustees). Next is information about the Trust’s “interested” trustees and officers.

Name, Address and Age	Term of Office and Length of Time Served	Position(s) Held With the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Non-Interested Trustees
Brian R. Bruce 5945 Glendower Lane Plano, TX 75093 (age: 53)	Since 2007	Trustee	Director, Finance Institute, Southern Methodist University (August 2006 to Present); Previously, Chief Investment Officer, PanAgora Asset Management (December 1999 to March 2007).	5	Trustee, CM Advisers Family of Funds, a registered open-end management investment company, consisting of two portfolios (May 2003 to Present).
Robert B. Grossman, MD 35 Gilbert Street South Tinton Falls, NJ 07701 (age: 62)	Since 2007	Trustee	Orthopedic Surgeon in Private Practice.	5	None.
Robert A. Miller, Ph.D. 200 Norfolk Road Orlando, FL 32803 (age: 66)	Since 2007	Chairman of the Board of Trustees	Independent Consultant with the Registry of College and University Presidents and Interim Senior Vice President and Provost of Roger Williams University (October 2006 to June 2007); Previously, the President of Nazareth College in Rochester, New York (July 1998 to July 2005; Director, Bergmann Associates, LLC, a privately owned architectural and engineering firm based in Rochester, New York (2000 to 2004).	5	Director, International Assets Holding Corp., a publicly-traded financial services holding company (February 1998 to Present).
Interested Trustees and Officers
E. Clifton Hoover, Jr. c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 52)	Secretary since 2007	Trustee and Secretary

Co-Chief Investment Officer, Co-Director of Research and Managing Director of Dreman Value Management, LLC (2006 to Present); Previously, Managing Director and Portfolio Manager of NFJ Investment Group (1997 to 2006).

				N/A	N/A
David N. Dreman c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 73)	Since 2007	Trustee Ex-Officio[1]	Founder, Chairman and Chief Investment Officer of Dreman Value Management, LLC and its predecessors (1977 to Present).	N/A	N/A
Salvatore Faia c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 46)	Since September 2009	Chief Compliance Officer	Chief Compliance Officer, Dreman Value Management, LLC (September 2009 to Present); Founder of Vigilant Compliance Services, LLC (2004 to Present); Previously, Attorney with PFPC Inc. (2002 to 2004).	N/A	N/A

_________________________

[1]

Mr. Dreman serves as a Trustee Ex-Officio of the Trust. “Trustee Ex-Officio” means a person serving as a trustee who has been duly elected or appointed as a trustee who is not granted the power to vote on matters that come before the trustees except under extraordinary circumstances, but who is otherwise entitled to attend and participate in the consideration of matters that come before the trustees. A Trustee Ex-Officio shall receive notice of each meeting of the Board of Trustees, shall have the right to attend and participate in the deliberations of the trustees, and shall have the same rights and privileges as each other trustee. Except as described below, a Trustee Ex-Officio shall not be included in any calculation of the presence of a quorum of the Board of Trustees or to determine the required vote needed to approve any matter, shall not have the power to vote or consent to the conduct of the business of the Trust as conducted by the trustees, and shall be an “interested person” of the Trust, as that term is defined in the 1940 Act.

At any time when there is only one trustee serving on the Board of Trustees who is an affiliated person of the Advisor, if such affiliated trustee becomes incapacitated or is otherwise unable to fulfill the duties of his or her office, and if there is then a Trustee Ex-Officio who is an affiliated person of the Advisor serving on the Board of Trustees, then such Trustee Ex-Officio (or the most senior of such affiliated Trustees Ex-Officio) will be come a trustee with full voting rights until such time as: the original trustee reassumes his or her duties, a successor is elected or appointed as provided in the Declaration of Trust, or the interim trustee otherwise declines or resigns from such temporary position. A Trustee Ex-Officio shall not hold the right to vote under this provision for a period of more than four consecutive months.

William Murphy c/o Unified Fund Services, Inc. 2960 North Meridian Street, Suite 300 Indianapolis, IN 46208 (age: 46)	Since February 2008	Treasurer and Chief Financial Officer

Manager of Fund Administration for Unified Fund Services, Inc., the Trust’s administrator (October 2007 to Present); Assistant Treasurer of Unified Series Trust (February 2008 to Present); Previously, Supervisor, Separate Accounts Administration for American United Life Insurance Company (2000 to October 2007).

			N/A	N/A
John C. Swhear c/o Unified Fund Services, Inc. 2960 North Meridian Street, Suite 300 Indianapolis, IN 46208 (age: 48)	Since 2007	Acting Chief Executive Officer, Vice President and Anti-Money Laundering Compliance Officer

Vice President, Legal Administration and Compliance at Unified Fund Services, Inc. (April 2007 to Present); Chief Compliance Officer, Unified Financial Securities, Inc. (May 2007 to Present); Senior Vice President of Unified Series Trust (May 2007 to Present); Chief Compliance Officer, AML Officer, and Vice President of Valued Advisers Trust (August 2008 to Present); Previously, Employed in various positions with American United Life Insurance Company (from 1983 to April 2007), including: Associate General Counsel (April 2007), Investment Adviser Chief Compliance Officer (June 2004 to April 2007), Assistant Secretary to the Board of Directors (December 2002 to April 2007), Chief Compliance Officer of OneAmerica Funds, Inc. (June 2004 to April 2007), and Chief Counsel and Secretary, OneAmerica Securities, Inc. (December 2002 to April 2007).

			N/A	N/A

The Trust has a standing Audit Committee of the Board composed of Messrs. Bruce, Grossman and Miller. The Audit Committee generally meets each quarter with the Trust’s Chief Compliance Officer and Chief Financial Officer immediately before the regular meeting of the Board of Trustees. The functions of the Audit Committee are to meet with the Trust’s Independent Registered Public Accounting Firm to review the scope and findings of the annual audit, discuss the Trust’s accounting policies, discuss any recommendations of the Independent Registered Public Accounting Firm with respect to the Trust’s management practices, review the impact of changes in accounting standards on the Trust’s financial statements, recommend to the Board of Trustees the selection of the Independent Registered Public Accounting Firm, and perform such other duties as may be assigned to the Audit Committee by the Board of Trustees. During the fiscal year ended October 31, 2008, the Audit Committee met twice.

The Trust has a standing Governance and Nominating Committee of the Board composed of Messrs. Bruce, Grossman and Miller. The Governance and Nominating Committee is responsible for the selection and nomination of candidates to serve as trustees of the Trust. Although the Governance and Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as trustees, the Governance and Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Trust, in writing, at the address listed on the cover of this SAI. During the fiscal year ended October 31, 2008, the Governance and Nominating Committee met twice.

The following table lists the dollar range of equity securities beneficially owned by each trustee as of December 31, 2008 (i) in the Fund, and (ii) on an aggregate basis in any other funds overseen by the trustee within the Trust.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Dreman Contrarian Funds Overseen By Trustee
Brian R. Bruce	None	None
David N. Dreman [1]	$50,001 - $100,000	Over $100,000
Robert R. Grossman, M.D.	None	None
E. Clifton Hoover, Jr.	None	None
Robert A. Miller, Ph.D.	None	None

1 As Trustee Ex-Officio.

The Trust does not compensate the trustees and officers who are also officers or employees of the Advisor, Unified Financial Securities, Inc. (the “Distributor”), the Trust’s principal underwriter, or of any service provider. The trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act, receive an annual retainer of $5,000 plus a fee of $1,250 for each meeting of the trustees which they attend in person or by telephone, and $1,250 payable to each Committee member for each Committee meeting attended which is not held in conjunction with a Board meeting of the Trust. Trustees and officers are reimbursed for travel and other out-of-pocket expenses. The Trust does not offer any retirement benefits for trustees.

Because the Fund only began operations on October 15, 2008, the following table shows aggregate compensation expected to be paid to each trustee, based upon the above fee schedule, for the Fund’s first full fiscal year of operation:

Name of Person, Position	Aggregate Compensation From Trust [1]	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust Paid to Trustee [1]
Brian R. Bruce – Trustee	$10,000	N/A	N/A	$10,000
Robert B. Grossman, MD – Trustee	$10,000	N/A	N/A	$10,000
Robert A. Miller, Ph.D. – Trustee	$10,000	N/A	N/A	$10,000

1Compensation is estimated for the fiscal year ending October 31, 2009.

Sales Loads. The Fund does not currently charge any front-end or contingent deferred sales charges on the sale of shares.

Code of Ethics. The Trust, the Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to the particular Code of Ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts. These Codes of Ethics are designed to put the interests of shareholders before the interests of investment personnel. The Codes of Ethics are on public file with, and are available from, the SEC’s Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov.

Proxy Voting Policies. The Trust is required to disclose information concerning the Fund’s proxy voting policies and procedures to shareholders, including the procedures that the Fund will use when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Advisor, principal underwriter, or any affiliated person of the Fund, its investment adviser, or its principal underwriter, on the other. The Board of Trustees has delegated to the Advisor the responsibility for decisions regarding proxy voting for securities held by the Fund. The Advisor will vote such proxies in accordance with its proxy voting policies and procedures, which have been reviewed by the Board of Trustees, and which are found in Appendix A to this SAI. Any material changes to these proxy voting policies and procedures will be submitted to the Board of Trustees for approval. Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve (12) month period ended June 30, 2008 is available: (1) without charge, upon request by calling (800) 247-1014 and (2) on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of any class of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s Fundamental policies or the terms of the investment advisory agreement with the Advisor.

As of September 15, 2009, the trustees and officers of the Trust, as a group, owned 100% of the Fund.

As of September 15, 2009, the following persons are known to the Trust to be the beneficial owners of more than 5% of the outstanding shares of the Fund:

Name and Address	Percentage of Ownership
David Dreman 0698 Eppley Dr. Aspen, CO 81611	100.00%

ADDITIONAL INFORMATION CONCERNING PURCHASES AND REDEMPTIONS

In General. The Trust makes a continuous offering of the Fund’s shares, but retains the right to reject any offer to purchase its shares.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s prospectus. For a description of the methods used to determine the share price and value of Fund assets, see “Determination of Net Asset Value” in the Fund’s prospectus and “Net Asset Value” in this SAI.

The Fund may authorize one or more brokers or other intermediaries (an “Intermediary”) to receive on its behalf purchase and redemption orders. Such Intermediaries would also be permitted to designate others to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, its authorized designee, receives the order. Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized Intermediary and accepted by the Fund.

Net Asset Value. The net asset value of the shares of the Fund is determined as of the close of trading on the New York Stock Exchange (the “NYSE”), which is normally 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Trust is open for business on every day on which the NYSE is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Equity securities generally are valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. Options traded on major exchanges are valued at the last quoted sales price on their primary exchange or, if there is no sale on the applicable exchange on such day, then the last quoted bid price as of the close of such exchange will be used. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Advisor in good faith according to guidelines established by the Board of Trustees. The Trust’s fund accounting agent maintains a pricing review committee that will review any fair value provided by the Advisor, subject to the ultimate review and approval of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than sixty (60) days when acquired, or which subsequently are within sixty (60) days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

The Fund’s net asset value per share is computed by adding the total value of the securities held by the Fund, plus any cash or other assets (including interest and dividends accrued but not yet received), subtracting all liabilities (included accrued expenses), and then dividing by the total number of shares of the class of the Fund outstanding at such time.

Anti-Money Laundering Policy. Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees. John C. Swhear, a Vice President of the Trust, also serves as the Trust’s Anti-Money Laundering Compliance Officer.

Customer Identification Policy. When you open an account with the Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Fund’s transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

Frequent Purchases and Redemptions of Shares. The Fund is intended as a long-term investment vehicle and not to provide a means of speculating on short-term market movements. In addition, excessive trading can hurt the Fund’s performance and shareholders. Accordingly, it is the policy of the Trust not to enter into any arrangements to permit frequent purchases or redemptions of shares of the Fund. Effective with purchases on or after June 1, 2009, a 1.00% short-term redemption fee will be assessed against investment proceeds withdrawn within sixty (60) days of purchase. For purchases made prior to June 1, 2009, the redemption fee will be assessed against investment proceeds withdrawn within one year of investment. This redemption fee applies to all shareholders and accounts in the Fund. The Trust may waive this fee for mandatory retirement withdrawals and for its systematic withdrawal plan. Any redemption fees are credited to the Fund. This redemption fee is imposed to prevent short-term trading and to offset transaction and other costs associated with short-term trading.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. The Fund’s portfolio turnover rate is a measure of the Fund’s portfolio activity, and is calculated by dividing the lesser of purchases or sales of securities by the average value of the portfolio securities held during the period. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

The Fund commenced investment operations on October 15, 2008. Accordingly, for the fiscal year ended October 31, 2008, the Fund’s portfolio turnover rate was 5.54%.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In effecting purchases and sales of securities for the account of the Fund, the Advisor will seek best execution of orders. In certain instances, the Advisor may be permitted to pay higher brokerage commissions for research services. Consistent with this policy, orders for transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm’s professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and the Advisor. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of the Advisor. When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place orders with firms that provide market, statistical and other research information to the Fund or the Advisor, although the Advisor is not authorized to pay higher commissions to firms that provide such services, except as described below.

The Advisor may in certain instances be permitted to pay higher brokerage commissions for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a “mixed use,” a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by the Advisor in cash. Subject to Section 28(e), the Fund could pay a firm that provides research services commissions for effecting a securities transaction for the Fund in excess of the amount other firms would have charged for the transaction if the Advisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or the Advisor’s overall responsibilities to the Fund and other clients. Not all of such research services may be useful or of value in advising the Fund. Management fees received by the Advisor from the Fund are not reduced because these research services are received.

The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor’s overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion.

The Advisor receives written research data from brokers relative to economic and individual security analysis. The Advisor also may enter into “soft dollar” arrangements with certain brokers whereby such brokers partially pay for the Advisor’s use of online data services such as Bloomberg and Factset for investment research. These payments will be made in exchange for the Advisor’s employing the broker to execute client transactions. The research products and services and online data services provided or paid for by brokers shall be used by the Advisor in servicing all of its clients’ accounts. In addition, assuming a broker provides the best price and best execution, the Advisor may direct Fund brokerage transactions to such broker in return for research provided by the broker and used by the Advisor in conducting its advisory business.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

To the extent the Fund and another of the Advisor’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made by random client selection, or such other method as the Advisor deems fair and reasonable.

The Fund commenced investment operations on October 15, 2008. Accordingly, for the fiscal year ended October 31, 2008, the Fund paid brokerage commissions (including markups on principal transactions) of $115.

STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of a statutory trust, and intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that the Fund actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

If the Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund. In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

•

Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income each share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receive no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of their ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of their investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash they actually receive. Those distributions would be made from the Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses the Fund realizes in connection with the hedge. The Fund’s income from options and futures in each case derived with respect to its business of investing in stock, or securities or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report the Fund’s distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carry forwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any capital loss remaining is lost as a deduction. As of October 31, 2008, the Fund had unused capital loss carry-forwards in the amount of $525, which expires October 31, 2016.

The portion of the dividends the Fund pays (other than capital gains distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are generally subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, Fund distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

It is expected that the Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow a shareholder either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction.

Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by the Fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of the Fund’s total assets are invested in securities of foreign issuers, the Fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains that were actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund’s investments (the “Custodian”). The Custodian acts as the Fund’s depository, safekeeps their portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. The Custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Unified Fund Services, Inc. (“Unified”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc. (the “Distributor”), the Trust’s distributor. Unified and the Distributor each operates as a wholly-owned subsidiary of Huntington.

FUND SERVICES

Unified, 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, acts as the Fund’s transfer agent. Some of the officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of each of the Custodian and Distributor.

Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, performs compliance services, and performs other transfer agent and shareholder service functions. Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, recordkeeping and other management-related services. Effective October 1, 2009, the Trust pays Unified a monthly fee for these services, which is allocated to the Funds based on each Fund’s proportionate share of net assets in the Trust for the month. This fee is equal to an annual rate of $400,000 for total Trust assets below $1 billion. In the event that total Trust assets exceed $1 billion, the Trust will pay Unified a fee of 0.05% of total average net assets of the Trust. Prior to October 1, 2009, Unified was compensated under a different fee schedule.

The Fund commenced investment operations on October 15, 2008. Accordingly, the Fund paid Unified fees in the amount of $3,970 for the fiscal year ended October 31, 2008.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as the independent registered public accountants for the fiscal year ending October 31, 2009. Cohen Fund Audit Services, Ltd. performs an annual audit of the Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208 (the “Distributor”), is the exclusive agent for distribution of shares of the Fund. Certain officers of the Trust may also be officers or employees of the Distributor and therefore, the Trust may be deemed to be an affiliate of the Distributor. The Distributor, Unified, and the Custodian are controlled by Huntington Bancshares, Inc. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

For its services as the principal underwriter of the Fund’s shares, the Distributor receives a monthly fee, paid by the Advisor and not by the Fund or the Trust, at the rate of 0.01% of the average daily net assets of the Trust, subject to a monthly minimum fee. This monthly minimum fee is calculated at $300 times the number of funds offered by the Trust. The Distributor is also reimbursed for certain out-of-pocket expenses which include but are not limited to: printing, postage and handling, shipping, record storage, legal expenses associated with negotiating customized agreements with selling group counterparties and regulatory filing fees and all other expenses incurred on behalf of the Trust. Additional fees not contemplated in this schedule will be negotiated on a per occurrence basis.

          The Fund commenced investment operations on October 15, 2008. During the period October 15 through October 31, 2008, the Fund did not pay the Distributor any commissions or other compensation.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan was approved for the Fund by a majority of the Board of Trustees of the Trust, including a majority of the trustees who are not interested persons of the Trust or the Fund, and who have no direct or indirect financial interest in the operation of the Plan or in any other Rule 12b-1 agreement, cast in person at a meeting on January 29, 2008 called for the purpose of, among other things, voting on such Plan.

The Plan provides that the Fund will pay the Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund and/or the Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit its shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale.

The Trust and the Advisor have entered into a Distribution Coordination Agreement pursuant to which the Advisor agrees to coordinate the distribution of the Fund’s shares, for which the Fund pays the Advisor the 12b-1 fee described above. The Advisor is currently waiving the 12b-1 fee. This waiver is voluntary and may be discontinued at any time.

The Fund commenced operations on October 15, 2008. Accordingly, for the fiscal year ended October 31, 2008, the Advisor voluntarily waived payment of the 12b-1 fee in the amount of $10.

PERFORMANCE

The performance of the Fund may be compared to the performance of various indices and investments for which reliable performance data is available, including to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Fund’s Annual Report to Shareholders contains additional performance information and will be made available to investors upon request and without charge.

FINANCIAL STATEMENTS

The Annual Report to Shareholders with respect to the Fund for the fiscal year ended October 31, 2008 has been filed with the SEC. The financial statements contained in such Annual Report are incorporated by reference in this SAI. No other parts of the Annual Report to Shareholders are included herein. The financial statements and financial highlights for the Fund included in such Annual Report to Shareholders have been audited by the Fund’s independent registered public accountants, Cohen Fund Audit Services, Ltd., whose report thereon also appears in such Annual Report. The financial statements in such Annual Report have been included in reliance upon the authority of such firm as experts in accounting and auditing.

APPENDIX A

I.	PROXY VOTING POLICY AND PROCEDURES
A.	Policy.

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When DVM has discretion to vote the proxies of its Clients, it will vote those proxies in the best interest of its Clients and in accordance with these policies and procedures.

B.	Proxy Voting Procedures.

All proxies received by Dreman Value Management, LLC will be sent to the Chief Operating Officer, VP of Operations, or their designate. The person that receives the proxy will:

1.	Keep a record of each proxy received.

2.         Forward the proxy to both the Portfolio Manager and DVM’s Chief Investment Officer (the “CIO”).

3.         Determine which accounts managed by DVM holds the security to which the proxy relates.

4.         Provide the Portfolio Manager and the CIO with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which DVM must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

5.         Absent material conflicts (see Section V), the Portfolio Manager and CIO will determine how DVM should vote the proxy. The Portfolio Manager and the CIO will send their decision on how Dreman Value Management, LLC will vote the proxy to the Chief Operating Officer or VP of Operations. The person receiving the instructions is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

6.         DVM may retain a third party to assist it in coordinating and voting proxies with respect to Client securities. If so, the Chief Operating Officer or VP of Operations shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

7.         Where a Client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, DVM will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Client. If any proxy material is received by DVM for such account, it will promptly be forwarded to the Client or specified third party.

8.         DVM shall promptly provide to each investment company Client for which it has discretion to vote proxies, any and all information necessary for such investment company Client, or its investment adviser or administrator, to timely file its Form N-PX under the 1940 Act. Form N-PX will provide information concerning each matter relating to a portfolio security considered at any shareholder meeting with respect to which an investment company Client was entitled to vote. Each Form N-PX will need to be filed no later than August 31st of each year, and will cover all proxy votes with respect to which a mutual fund was entitled to vote for the period July 1st through June 30th. DVM shall maintain and provide the following information concerning any shareholder meetings with respect to which an investment company Client was entitled to vote:

•	the name of the issuer of the portfolio security;
•	the exchange ticker symbol of the portfolio security[1];
•	the CUSIP number of the portfolio security[1];
•	the shareholder meeting date;
•	a brief description of the matter voted on;
•	whether the matter was put forward by the issuer or a shareholder;
•	whether the investment company Client voted;
•	how the investment company Client cast its vote; and
•	whether the investment company Client cast its vote for or against management.
C.	Voting Guidelines.

In the absence of specific voting guidelines from a Client, DVM will vote proxies in the best interest of each particular Client, which may result in different voting results for proxies for the same issuer. DVM believes that voting proxies in accordance with the following guidelines is in the best interest of its Client.

Generally, DVM will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

Generally, DVM will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, DVM shall determine whether a proposal is in the best interest of its Clients and may take into account the following factors, among others:

1.         Whether the proposal was recommended by management and DVM’s opinion of management;

2.	Whether the proposal acts to entrench existing management; and

3.         Whether the proposal fairly compensates management for past and future performance.

_________________________

1  The exchange ticker symbol and CUSIP number may be difficult to obtain for certain portfolio securities, such as foreign issuers. Accordingly, such information may be omitted if it’s not available through reasonably practicable means.

DVM reserves the right to add to these factors as it deems necessary in order to ensure that further categories of proposals are covered and that the general principles in determining how to vote all proxies are fully stated.

D.	Conflicts of Interest.

The Compliance Officer will identify any conflicts that exist between the interest of DVM, the principal underwriter, or any affiliated person of DVM, their investment adviser, or their principal underwriter, on the one hand, and its Clients, on the other. This examination will include a review of the relationship of DVM and its affiliates with the issuer of each security to determine if the issuer is a Client of DVM or an affiliate of DVM or has some other relationship with DVM or a Client of DVM.

If a material conflict exist, DVM will determine whether voting in accordance with the voting guidelines and factors described above is in the best interest of the Client. DVM will also determine whether it is appropriate to disclose the conflict to the affected Clients and, except in the case of Clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the Clients the opportunity to vote their proxies themselves. In the case of ERISA Clients, if the Investment Management Agreement reserves to the ERISA Client the authority to vote proxies when DVM determines it has a material conflict that affects its best judgment as an ERISA fiduciary, DVM will give the ERISA Client the opportunity to vote the proxies themselves.

E.	Disclosure.

DVM will disclose in its Form ADV, Part II that Clients may contact the COO or CCO or Compliance Manager, or Compliance staff person, via e-mail or telephone at mappleton@dreman.com or 201-793-2005 in order to obtain information on how DVM voted such Client’s proxies, and to request a copy of these policies and procedures. If a Client requests this information, the CCO will prepare a written response to the Client that lists, with respect to each voted proxy that the Client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how DVM voted the Client’s proxy.

A concise summary of these Proxy Voting Policies and Procedures will be included in DVM’s Form ADV, Part II, and will be updated whenever these policies and procedures are updated. The CCO or his designee will arrange for a copy of this summary to be sent to all existing Clients, either as a separate mailing or along with a periodic account statement or other correspondence sent to Clients.

F.	Record Keeping.

The Compliance Officer will maintain files relating to DVM proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of DVM. Records of the following will be included in the files:

1.         Copies of these proxy voting policies and procedures and any amendments thereto.

2.         A copy of each proxy statement that DVM receives provided however that DVM may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available. DVM may also choose to have a third party retain a copy of the proxy statements, provided that third party undertakes to provide a copy of the proxy statement promptly upon request.

3.         A record of each vote that DVM casts. DVM may also rely on a third party to retain a copy of the votes cast, provided that third party undertakes to provide a copy of the record promptly upon request.

4.         A copy of any document DVM created that was material to making a decision how to vote proxies, or that memorializes that decision.

5.         A copy of each written Client request for information on how DVM voted such Client’s proxies, and a copy of any written response to any (written and oral) Client request for information on how DVM voted its proxy.

6.         DVM will coordinate with all investment company Clients to assist in the provision of all information required to be filed on Form N-PX.

PHI 316,459,987v1 8-25-09

PART C – OTHER INFORMATION

Item 23.     Exhibits.
(a)     Declaration of Trust.

(1)     Certificate of Trust of Dreman Contrarian Funds (the “Registrant”) dated July 27, 2007, as filed with the Secretary of State of Delaware on July 31, 2007, is incorporated herein by reference to Exhibit No. 23(a)(1) of the Registrant’s Registration Statement on Form N-1A (File Nos. 333-145984/811-22118) as filed with the U. S. Securities and Exchange Commission (the “SEC”) on September 11, 2007 (the “Initial Form N-1A”).

(2)     Agreement and Declaration of Trust dated July 31, 2007, is incorporated herein by reference to Exhibit No. 23(a)(2) of the Initial Form N-1A.

(b)     By-Laws.

The By-Laws of the Registrant, are incorporated herein by reference to Exhibit No. 23(b) of the Initial Form N-1A.

(c)     Instruments Defining Rights of Security Holders.

(1)     See Article II; Article III, Section 3.7; Article VI; Article VII; Article VIII, Section 8.5 and Article IX of the Registrant’s Agreement and Declaration of Trust dated July 31, 2007, which is incorporated herein by reference to Exhibit No. 23(a)(2) of the Initial Form N-1A.

(2)     See Article IV; Article V; and Article VI of the Registrant’s By-Laws, which are incorporated herein by reference to Exhibit No. 23(b) of the Initial Form N-1A.

(d)     Investment Advisory Contracts.

(1)     Investment Advisory Agreement dated January 22, 2008 between Dreman Value Management, LLC (the “Advisor”) and the Registrant, on behalf of Dreman Contrarian Large Cap Value Fund, is filed herewith to replace the Form of Investment Advisory Agreement dated October ___, 2007 for the Dreman Contrarian Large Cap Value Fund filed under Exhibit No. 23(d)(1) of the Initial Form N-1A.

(2)     Investment Advisory Agreement dated January 22, 2008 between the Advisor and the Registrant, on behalf of the Dreman Contrarian Mid Cap Value Fund, is filed herewith to replace the Form of Investment Advisory Agreement dated October ___, 2007 for the Dreman Contrarian Mid Cap Value Fund filed under Exhibit No. 23(d)(2) of the Initial Form N-1A.

(3)     Investment Advisory Agreement dated January 22, 2008 between the Advisor and the Registrant, on behalf of the Dreman Contrarian Small Cap Value Fund, is filed herewith to replace the Form of Investment Advisory Agreement dated October ___, 2007 for the Dreman Contrarian Small Cap Value Fund filed under Exhibit No. 23(d)(3) of the Initial Form N-1A.

(4)     Investment Advisory Agreement dated January 22, 2008 between the Advisor and the Registrant, on behalf of the Dreman Quantitative Large Cap Value Fund, is filed herewith to replace the Form of Investment Advisory Agreement dated October ___, 2007 for the Dreman Quantitative Large Cap Value Fund filed under Exhibit No. 23(d)(4) of the Initial Form N-1A.

(5)     Investment Advisory Agreement dated January 22, 2008 between the Advisor and the Registrant, on behalf of the Dreman Quantitative Mid Cap Value Fund, is filed herewith to replace the Form of Investment Advisory Agreement dated October ___, 2007 for the Dreman Quantitative Mid Cap Value Fund filed under Exhibit No. 23(d)(5) of the Initial Form N-1A.

(6)     Investment Advisory Agreement dated January 22, 2008 between the Advisor and the Registrant, on behalf of the Dreman Quantitative Small Cap Value Fund, is filed herewith to replace the Form of Investment Advisory Agreement dated October ___, 2007 for the Dreman Quantitative Small Cap Value Fund filed under Exhibit No. 23(d)(6) of the Initial Form N-1A.

(7)     Investment Advisory Agreement dated January 31, 2008 between the Advisor and the Registrant, on behalf of the Dreman Contrarian All Cap Value Fund, is filed herewith to replace the Form of Investment Advisory Agreement dated January ___, 2008 for the Dreman Contrarian All Cap Value Fund filed under Exhibit No. 23(d)(7) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-145984/811-22118) as filed with the SEC on February 22, 2008 (“PEA No. 3”).

(8)     Investment Advisory Agreement dated January 31, 2008 between the Advisor and the Registrant, on behalf of the Dreman Contrarian SMID Cap Value Fund, is filed herewith to replace the Form of Investment Advisory Agreement dated January ___, 2008 for the Dreman Contrarian SMID Cap Value Fund filed under Exhibit No. 23(d)(8) of PEA No. 3.

(9)     Investment Advisory Agreement dated January 31, 2008 between the Advisor and the Registrant, on behalf of the Dreman Contrarian International Value Fund, is filed herewith to replace the Form of Investment Advisory Agreement dated January ___, 2008 for the Dreman Contrarian International Value Fund filed under Exhibit No. 23(d)(9) of PEA No. 3.

(10)     Amended and Restated Investment Advisory Agreement between the Advisor and the Registrant, on behalf of the Dreman Contrarian Large Cap Value Fund, is incorporated herein by reference to Exhibit No. 23(d)(10) of Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-145984/811-22118) as filed with the SEC on September 3, 2009 (“PEA No. 9”).

(11)     Amended and Restated Investment Advisory Agreement between the Advisor and the Registrant, on behalf of the Dreman Contrarian Small Cap Value Fund, is incorporated herein by reference to Exhibit No. 23(d)(11) of PEA No. 9.

(e)     Underwriting Contracts.

(1)     Form of Distribution Agreement dated July 1, 2007 between Unified Financial Securities, Inc. (the “Distributor”) and the Registrant, is incorporated herein by reference to Exhibit No. 23(e)(1) of the Initial Form N-1A

(2)     Distribution Agreement dated January 23, 2008 between Unified and the Registrant is filed herewith to replace the Form of Distribution Agreement dated January 23, 2008 filed under Exhibit No. 23(e)(2) of PEA No. 3. Form of Exhibit B is incorporated herein by reference to Exhibit No. 23(e)(2) of Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-145984/811-22118) as filed with the SEC on August 8, 2008.

(3)     Form of Selling Dealer Agreement, is incorporated herein by reference to Exhibit No. 23(e)(2) of the Initial Form N-1A.

(4)     Form of Amended Exhibit A to the Selling Dealer Agreement (to be filed by amendment).

(5)     Form of Share Purchase Agreement between the Distributor and the Registrant, on behalf of the Dreman Contrarian All Cap Value Fund, is incorporated herein by reference to Exhibit No. 23(e)(5) of PEA No. 3.

(6)     Form of Share Purchase Agreement between the Distributor and the Registrant, on behalf of the Dreman Contrarian SMID Cap Value Fund, is incorporated herein by reference to Exhibit No. 23(e)(6) of PEA No. 3.

(7)     Form of Share Purchase Agreement between the Distributor and the Registrant, on behalf of the Dreman Contrarian International Value Fund, is incorporated herein by reference to Exhibit No. 23(e)(7) of PEA No. 3.

(f)     Bonus or Profit Sharing Contracts.

Not applicable.

(g)     Custodian Agreements.

Form of Custody Agreement dated October ___, 2007 between Huntington National Bank and the Registrant, is incorporated herein by reference to Exhibit No. 23(g) of the Initial Form N-1A.

(h)     Other Material Contracts.

(1)     Fund Accounting, Administration, Transfer Agency and Anti-Money Laundering Agreement.

(a)     Form of Mutual Fund Services Agreement dated ________, 2007 between Unified Fund Services, Inc. (“Unified”) and the Registrant, is incorporated herein by reference to Exhibit No. 23(h)(1) of the Initial Form N-1A.

(b)     Mutual Fund Services Agreement dated January 18, 2008 between Unified and the Registrant is filed herewith to replace the Form of Mutual Fund Services Agreement dated January 23, 2008 filed under Exhibit No. 23(h)(1)(b) of PEA No. 3. Revised Fee Schedule is incorporated herein by reference to Exhibit No. 23(h)(1)(b) of Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-145984/811-22118) as filed with the SEC on March 2, 2009.

(2)     Operating Expenses Agreements.

(a)     Operating Expenses Agreement dated January 22, 2008 between the Advisor and the Registrant, on behalf of the Dreman Contrarian Large Cap Value Fund, is filed herewith to replace the Form of Operating Expenses Agreement dated October ___, 2007 for the Dreman Contrarian Large Cap Value Fund filed under Exhibit No. 23(h)(2)(a) of the Initial Form N-1A.

(b)     Operating Expenses Agreement dated January 22, 2008 between the Advisor and the Registrant, on behalf of the Dreman Contrarian Mid Cap Value Fund, is filed herewith to replace the Form of Operating Expenses Agreement dated October ___, 2007 for the Dreman Contrarian Mid Cap Value Fund filed under Exhibit No. 23(h)(2)(b) of the Initial Form N-1A.

(c)     Operating Expenses Agreement dated January 22, 2008 between the Advisor and the Registrant, on behalf of the Dreman Contrarian Small Cap Value Fund, is filed herewith to replace the Form of Operating Expenses Agreement dated October ___, 2007 for the Dreman Contrarian Small Cap Value Fund filed under Exhibit No. 23(h)(2)(c) of the Initial Form N-1A.

(d)     Operating Expenses Agreement dated January 22, 2008 between the Advisor and the Registrant, on behalf of the Dreman Quantitative Large Cap Value Fund, is filed herewith to replace the Form of Operating Expenses Agreement dated October ___, 2007 for the Dreman Quantitative Large Cap Value Fund filed under Exhibit No. 23(h)(2)(d) of the Initial Form N-1A.

(e)     Operating Expenses Agreement dated January 22, 2008 between the Advisor and the Registrant, on behalf of the Dreman Quantitative Mid Cap Value Fund, is filed herewith to replace the Form of Operating Expenses Agreement dated October ___, 2007 for the Dreman Quantitative Mid Cap Value Fund filed under Exhibit No. 23(h)(2)(e) of the Initial Form N-1A.

(f)     Operating Expenses Agreement dated January 22, 2008 between the Advisor and the Registrant, on behalf of the Dreman Quantitative Small Cap Value Fund, is filed herewith to replace the Form of Operating Expenses Agreement dated October ___, 2007 for the Dreman Quantitative Small Cap Value Fund filed under Exhibit No. 23(h)(2)(f) of the Initial Form N-1A.

(g)     Operating Expenses Agreement dated January 31, 2008 between the Advisor and the Registrant, on behalf of the Dreman Contrarian All Cap Value Fund, is filed herewith to replace the Form of Operating Expenses Agreement dated January ___, 2008 for the Dreman Contrarian All Cap Value Fund filed under Exhibit No. 23(h)(2)(g) of PEA No. 3.

(h)     Operating Expenses Agreement dated January 31, 2008 between the Advisor and the Registrant, on behalf of the Dreman Contrarian SMID Cap Value Fund, is filed herewith to replace the Form of Operating Expenses Agreement dated January ___, 2008 for the Dreman Contrarian SMID Cap Value Fund filed under Exhibit No. 23(h)(2)(h) of PEA No. 3.

(i)     Operating Expenses Agreement dated January 31, 2008 between the Advisor and the Registrant, on behalf of the Dreman Contrarian International Value Fund, is filed herewith to replace the Form of Operating Expenses Agreement dated January ___, 2008 for the Dreman Contrarian International Value Fund filed under Exhibit No. 23(h)(2)(i) of PEA No. 3.

(j)      Operating Expense Agreement dated June 1, 2009 between the Advisor and the Registrant, on behalf of the Institutional Class shares of the Dreman Contrarian Large Cap Value Fund, is incorporated herein by reference to Exhibit No. 23(h)(2)(j) of PEA No. 9.

(k)     Operating Expense Agreement dated June 1, 2009 between the Advisor and the Registrant, on behalf of the Institutional Class shares of the Dreman Contrarian Mid Cap Value Fund, is incorporated herein by reference to Exhibit No. 23(h)(2)(k) of PEA No. 9.

(l)     Operating Expense Agreement dated June 1, 2009 between the Advisor and the Registrant, on behalf of the Institutional Class shares of the Dreman Market Over-Reaction Fund, is incorporated herein by reference to Exhibit No. 23(h)(2)(l) of PEA No. 9.

(m)      Operating Expense Agreement dated June 1, 2009 between the Advisor and the Registrant, on behalf of the Class A and Class C shares of the Dreman Contrarian Large Cap Value Fund, is incorporated herein by reference to Exhibit No. 23(h)(2)(m) of PEA No. 9.

(n)     Resubmission of Operating Expense Agreement dated June 1, 2009 between the Advisor and the Registrant, on behalf of the Class A and Class C shares of the Dreman Contrarian Mid Cap Value Fund, to correct a typographical error in Exhibit No. 23(h)(2)(n) of PEA No. 9 is incorporated herein by reference to Exhibit No. 23(h)(2)(n) of Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-145984/811-22118) as filed with the SEC on October 5, 2009 (“PEA No. 10”).

(o)     Resubmission of Operating Expense Agreement dated June 1, 2009 between the Advisor and the Registrant, on behalf of the Class A and Class C shares of the Dreman Market Over-Reaction Fund, to correct a typographical error in Exhibit No. 23(h)(2)(o) of PEA No. 9 is incorporated herein by reference to Exhibit No. 23(h)(2)(o) of PEA No. 10.

(p)     Resubmission of Operating Expense Agreement dated June 1, 2009 between the Advisor and the Registrant, on behalf of the Class A, Retail Class, and Institutional Class shares of the Dreman Contrarian Small Cap Value Fund, to correct a typographical error in Exhibit No. 23(h)(2)(p) of PEA No. 9 is incorporated herein by reference to Exhibit No. 23(h)(2)(p) of PEA No. 10.

(i)     Legal Opinion.

Opinion and consent of Greenberg Traurig, LLP dated February 22, 2008, is incorporated herein by reference to Exhibit No. 23(i) of PEA No. 3.

(j)     Other Opinions.

(1)     Consent of Cohen Fund Audit Services, Ltd. (filed herewith).

(2)     Consent of Greenberg Traurig, LLP to the continued use of its opinion, as filed on February 22, 2008 (filed herewith).

(k)     Omitted Financial Statements.

Not applicable.

(l)     Initial Capital Agreements.

Not applicable. The Trust will be capitalized from the proceeds of the shell reorganization of the assets and liabilities of the Dreman Contrarian Large Cap Value Fund, Dreman Contrarian Mid Cap Value Fund, Dreman Contrarian Small Cap Value Fund, Dreman Quantitative Large Cap Value Fund, Dreman Quantitative Mid Cap Value Fund and Dreman Quantitative Small Cap Value Fund (collectively, the “Predecessor Funds”), each a series of shares of Unified Series Trust (SEC File Nos. 333-100654/811-21237) into corresponding series of the Registrant.

(m)     Rule 12b-1 Plans.

(1)     Form of Class A Shares Distribution Plan and related agreement for the Registrant, incorporated herein by reference to Exhibit No. 23(m) of the Initial Form N-1A.

(2)     Form of Retail Class Shares Distribution Plan and related agreement for the Registrant, is incorporated herein by reference to Exhibit No. 23(m)(2) of PEA No. 3.

(3)     Form of Class C Shares Distribution Plan and related agreement for the Registrant, to be filed by amendment.

(n)     Rule 18f-3 Plan.

Rule 18f-3 Plan, is incorporated herein by reference to Exhibit No. 23(n) of the Initial Form N-1A.

(o)     Reserved.
(p)     Codes of Ethics.

(1)     Code of Ethics of the Registrant, is incorporated herein by reference to Exhibit No. 23(p)(1) of the Initial Form N-1A.

(2)     Code of Ethics of the Advisor, is incorporated herein by reference to Exhibit No. 23(p)(2) of the Initial Form N-1A.

(3)     Code of Ethics of the Distributor, is incorporated herein by reference to Exhibit No. 23(p)(3) of the Initial Form N-1A.

Item 24.     Persons Controlled by or Under Common Control with the Registrant.

None.

Item 25.     Indemnification.

Indemnification of the Advisor, Distributor, Unified and Huntington National Bank (the Registrant’s Custodian) against certain stated liabilities is provided for in Section 5 of each Investment Advisory Agreement, Section 9 of the Distribution Agreement, Section 8 of the Mutual Fund Services Agreement, and Article VIII of the Custody Agreement. Each of these agreements are incorporated herein by reference to exhibits to the Registrant’s Initial Form N-1A.
The Registrant has obtained from a major insurance carrier a directors’ and officers’ liability policy covering certain types of errors and omissions.
Article VIII of the Registrant’s Agreement and Declaration of Trust, which is incorporated herein by reference to Exhibit No. 23(a)(2) of the Initial Form N-1A, provides for the indemnification of Registrant’s trustees and officers.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U. S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26.     Business and Other Connections of the Investment Advisor.

The Advisor is an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”). The list required by this Item 26 of each officer, director or partner of the Advisor, together with any information as to any business, profession, vocation or employment of a substantial nature engaged in by each officer, director, employee, partner or trustee during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by the Advisor pursuant to the Advisers Act (SEC File No. 801-54255).

Item 27.     Principal Underwriters.

(a)     Unified Financial Securities, Inc. (the “Distributor”) is the principal underwriter of the Registrant’s shares of beneficial interest. The Distributor is the only principal underwriter of the Registrant. The Distributor also serves as a principal underwriter for the following investment companies: Unified Series Trust, American Pension Investors Trust, Dividend Growth Trust, Hirtle Callaghan Trust, Huntington Funds, James Advantage Funds, RiverNorth Funds, The Penn Street Fund, Inc., and Valued Advisers Trust.

(b)     The information required by this Item 27(b) with respect to each director, officer or partner of the Distributor is incorporated herein by reference to Schedule A of Form BD filed by the Distributor with the U. S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-23508).

(c)     Not Applicable.

Item 28.     Location of Accounts and Records.

(a)     Dreman Value Management, LLC, c/o Contrarian Services Corp., Harborside Financial Center, Plaza 10, Suite 800, Jersey City, New Jersey 07311 (Registrant’s Certificate of Trust, Agreement and Declaration of Trust, By-Laws, Minute Books, and records relating to its function as investment adviser).

(b)     Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208 (records relating to its function as principal underwriter).

(c)     Huntington National Bank, 41 South High Street, Columbus, Ohio 43215 (records relating to its function as custodian).

(d)     Unified Fund Services, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208 (records relating to its function as administrator, transfer agent, fund accounting agent and anti-money laundering agent).

Item 29.     Management Services.

None.

Item 30.     Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 11 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the city of Jersey City and the State of New Jersey on the 14th day of October, 2009.

DREMAN CONTRARIAN FUNDS

By: /s/ JOHN C. SWHEAR

Name:     John C. Swhear

Title: Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 10 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated.

SIGNATURE                                TITLE                            DATE

/s/ JOHN C. SWHEAR                 Acting Chief                      October 14, 2009

John C. Swhear                 Executive Officer

                                         and Vice President

* Brian R. Bruce                            Trustee                             October 14, 2009

Brian R. Bruce

* Dr. Robert B. Grossman              Trustee                            October 14, 2009

Dr. Robert B. Grossman

* Robert A. Miller                         Trustee                             October 14, 2009

Robert A. Miller

/s/ Willian Murphy                         Treasurer and                     October 14, 2009
William Murphy                           Chief Financial

      Officer

/s/ JOHN C. SWHEAR                                                        October 14, 2009
* By: John C. Swhear,
Attorney-in-fact pursuant to Powers
of Attorney

DREMAN CONTRARIAN FUNDS

Power of Attorney

I hereby appoint John C. Swhear, J. Michael Landis and Tara Pierson, attorney for me and in my name and on my behalf to sign the Registration Statement on Form N-1A and any Post-Effective Amendment to the Registration Statement on Form N-1A of DREMAN CONTRARIAN FUNDS to be filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on August 15, 2007.

/s/ BRIAN R. BRUCE

Name:     Brian R. Bruce

Title:     Trustee

DREMAN CONTRARIAN FUNDS

Power of Attorney

I hereby appoint John C. Swhear, J. Michael Landis and Tara Pierson, attorney for me and in my name and on my behalf to sign the Registration Statement on Form N-1A and any Post-Effective Amendment to the Registration Statement on Form N-1A of DREMAN CONTRARIAN FUNDS to be filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on August 15, 2007.

/s/ ROBERT B. GROSSMAN

Name:     Robert B. Grossman

Title:     Trustee

DREMAN CONTRARIAN FUNDS

Power of Attorney

I hereby appoint John C. Swhear, J. Michael Landis and Tara Pierson, attorney for me and in my name and on my behalf to sign the Registration Statement on Form N-1A and any Post-Effective Amendment to the Registration Statement on Form N-1A of DREMAN CONTRARIAN FUNDS to be filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on August 15, 2007.

/s/ ROBERT A. MILLER

Name:     Robert A. Miller

Title:     Trustee

INDEX OF EXHIBITS

Exhibit No.	Exhibit
23(d)(1)

Investment Advisory Agreement dated January 22, 2008 between Dreman Value Management, LLC (the “Advisor”) and the Registrant, on behalf of Dreman Contrarian Large Cap Value Fund, to replace the Form of Investment Advisory Agreement dated October ___, 2007 for the Dreman Contrarian Large Cap Value Fund filed under Exhibit No. 23(d)(1) of the Initial Form N-1A

23(d)(2)

Investment Advisory Agreement dated January 22, 2008 between the Advisor and the Registrant, on behalf of the Dreman Contrarian Mid Cap Value Fund, to replace the Form of Investment Advisory Agreement dated October ___, 2007 for the Dreman Contrarian Mid Cap Value Fund filed under Exhibit No. 23(d)(2) of the Initial Form N-1A

23(d)(3)

Investment Advisory Agreement dated January 22, 2008 between the Advisor and the Registrant, on behalf of the Dreman Contrarian Small Cap Value Fund, to replace the Form of Investment Advisory Agreement dated October ___, 2007 for the Dreman Contrarian Small Cap Value Fund filed under Exhibit No. 23(d)(3) of the Initial Form N-1A

23(d)(4)

Investment Advisory Agreement dated January 22, 2008 between the Advisor and the Registrant, on behalf of the Dreman Quantitative Large Cap Value Fund, to replace the Form of Investment Advisory Agreement dated October ___, 2007 for the Dreman Quantitative Large Cap Value Fund filed under Exhibit No. 23(d)(4) of the Initial Form N-1A

23(d)(5)

Investment Advisory Agreement dated January 22, 2008 between the Advisor and the Registrant, on behalf of the Dreman Quantitative Mid Cap Value Fund, to replace the Form of Investment Advisory Agreement dated October ___, 2007 for the Dreman Quantitative Mid Cap Value Fund filed under Exhibit No. 23(d)(5) of the Initial Form N-1A

23(d)(6)

Investment Advisory Agreement dated January 22, 2008 between the Advisor and the Registrant, on behalf of the Dreman Quantitative Small Cap Value Fund, to replace the Form of Investment Advisory Agreement dated October ___, 2007 for the Dreman Quantitative Small Cap Value Fund filed under Exhibit No. 23(d)(6) of the Initial Form N-1A

23(d)(7)

Investment Advisory Agreement dated January 31, 2008 between the Advisor and the Registrant, on behalf of the Dreman Contrarian All Cap Value Fund, to replace the Form of Investment Advisory Agreement dated January ___, 2008 for the Dreman Contrarian All Cap Value Fund filed under Exhibit No. 23(d)(7) of PEA No. 3

23(d)(8)

Investment Advisory Agreement dated January 31, 2008 between the Advisor and the Registrant, on behalf of the Dreman Contrarian SMID Cap Value Fund, to replace the Form of Investment Advisory Agreement dated January ___, 2008 for the Dreman Contrarian SMID Cap Value Fund filed under Exhibit No. 23(d)(8) of PEA No. 3

23(d)(9)

Investment Advisory Agreement dated January 31, 2008 between the Advisor and the Registrant, on behalf of the Dreman Contrarian International Value Fund, to replace the Form of Investment Advisory Agreement dated January ___, 2008 for the Dreman Contrarian International Value Fund filed under Exhibit No. 23(d)(9) of PEA No. 3

23(e)(2)	Distribution Agreement dated January 23, 2008 between Unified and the Registrant to replace the Form of Distribution Agreement dated January 23, 2008 filed under Exhibit No. 23(e)(2) of PEA No. 3
23(h)(1)(b)

Mutual Fund Services Agreement dated January 18, 2008 between Unified and the Registrant to replace the Form of Mutual Fund Services Agreement dated January 23, 2008 filed under Exhibit No. 23(h)(1)(b) of PEA No. 3

23(h)(2)(a)

Operating Expenses Agreement dated January 22, 2008 between the Advisor and the Registrant, on behalf of the Dreman Contrarian Large Cap Value Fund, to replace the Form of Operating Expenses Agreement dated October ___, 2007 for the Dreman Contrarian Large Cap Value Fund filed under Exhibit No. 23(h)(2)(a) of the Initial Form N-1A

23(h)(2)(b)

Operating Expenses Agreement dated January 22, 2008 between the Advisor and the Registrant, on behalf of the Dreman Contrarian Mid Cap Value Fund, o replace the Form of Operating Expenses Agreement dated October ___, 2007 for the Dreman Contrarian Mid Cap Value Fund filed under Exhibit No. 23(h)(2)(b) of the Initial Form N-1A

23(h)(2)(c)

Operating Expenses Agreement dated January 22, 2008 between the Advisor and the Registrant, on behalf of the Dreman Contrarian Small Cap Value Fund, to replace the Form of Operating Expenses Agreement dated October ___, 2007 for the Dreman Contrarian Small Cap Value Fund filed under Exhibit No. 23(h)(2)(c) of the Initial Form N-1A

23(h)(2)(d)

Operating Expenses Agreement dated January 22, 2008 between the Advisor and the Registrant, on behalf of the Dreman Quantitative Large Cap Value Fund, to replace the Form of Operating Expenses Agreement dated October ___, 2007 for the Dreman Quantitative Large Cap Value Fund filed under Exhibit No. 23(h)(2)(d) of the Initial Form N-1A

23(h)(2)(e)

Operating Expenses Agreement dated January 22, 2008 between the Advisor and the Registrant, on behalf of the Dreman Quantitative Mid Cap Value Fund, o replace the Form of Operating Expenses Agreement dated October ___, 2007 for the Dreman Quantitative Mid Cap Value Fund filed under Exhibit No. 23(h)(2)(e) of the Initial Form N-1A

23(h)(2)(f)

Operating Expenses Agreement dated January 22, 2008 between the Advisor and the Registrant, on behalf of the Dreman Quantitative Small Cap Value Fund, to replace the Form of Operating Expenses Agreement dated October ___, 2007 for the Dreman Quantitative Small Cap Value Fund filed under Exhibit No. 23(h)(2)(f) of the Initial Form N-1A

23(h)(2)(g)

Operating Expenses Agreement dated January 31, 2008 between the Advisor and the Registrant, on behalf of the Dreman Contrarian All Cap Value Fund, to replace the Form of Operating Expenses Agreement dated January ___, 2008 for the Dreman Contrarian All Cap Value Fund filed under Exhibit No. 23(h)(2)(g) of PEA No. 3

23(h)(2)(h)

Operating Expenses Agreement dated January 31, 2008 between the Advisor and the Registrant, on behalf of the Dreman Contrarian SMID Cap Value Fund, to replace the Form of Operating Expenses Agreement dated January ___, 2008 for the Dreman Contrarian SMID Cap Value Fund filed under Exhibit No. 23(h)(2)(h) of PEA No. 3

23(h)(2)(i)

Operating Expenses Agreement dated January 31, 2008 between the Advisor and the Registrant, on behalf of the Dreman Contrarian International Value Fund, to replace the Form of Operating Expenses Agreement dated January ___, 2008 for the Dreman Contrarian International Value Fund filed under Exhibit No. 23(h)(2)(i) of PEA No. 3

23(j)(1)	Consent of Cohen Fund Audit Services, Ltd.
23(j)(2)	Consent of Greenberg Traurig, LLP

PHI 316,214,246v11 10-5-09